UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09721

AllianzGI Managed Accounts Trust

(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York	10019
(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna — 1633 Broadway, New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: October 31, 2013

Date of reporting period: October 31, 2013

ITEM 1. REPORT TO SHAREHOLDERS

AllianzGI Managed Accounts Trust

Fixed Income SHares: Series C, M, R, TE

Annual Report

October 31, 2013

2 - 3	Letter from Chairman of the Board & President
4 - 5	Important Information
6 - 9	Portfolio Insights
10 - 13	Performance & Statistics
14	Benchmark Descriptions
15 - 72	Schedules of Investments
74 - 75	Statements of Assets and Liabilities
76	Statements of Operations
77 - 80	Statements of Changes in Net Assets
81	Statement of Cash Flows
82 - 85	Financial Highlights
86 - 105	Notes to Financial Statements
106	Report of Independent Registered Public Accounting Firm
107	Federal Income Tax Information
108 - 110	Matters Relating to the Trustees’ Consideration of the Investment Advisory & Portfolio Management Agreements
111 - 112	Privacy Policy
113 - 114	Board of Trustees
115	Fund Officers

Letter from Chairman of the Board &

President

Hans W. Kertess

Chairman

Brian S. Shlissel

President & CEO

Dear Shareholder:

The US economy expanded during the 12-month fiscal reporting period ended October 31, 2013. However, the level of growth was far from robust and unemployment, while declining, remained elevated from a historical perspective. The US stock market, however, was resilient and generated very strong results. Lower rated corporate bonds also performed well during the fiscal period.

Twelve Months in Review

For the 12-month fiscal reporting period ended October 31, 2013:

■	Fixed Income SHares: Series C returned 2.72% prior to the deduction of fees.

■	Fixed Income SHares: Series M returned 0.97% prior to the deduction of fees.

■	Fixed Income SHares: Series R returned -4.78% prior to the deduction of fees.

■	Fixed Income SHares: Series TE returned -1.40% prior to the deduction of fees.

During the reporting period, the US experienced choppy, but continued growth. Gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, grew at an annual pace of 0.1% during the fourth quarter of 2012, as private inventory investment and federal government spending moderated. However, GDP growth rose to 1.1% during the first quarter and 2.5% during the second quarter of 2013. The US Commerce Department’s initial estimate for third quarter 2013 GDP growth is 2.8%. Supporting the economy were signs of the long-awaited recovery in the housing market. In addition, while unemployment remains high, the unemployment rate declined during the reporting period.

The Federal Reserve (the “Fed”) maintained an accommodative monetary policy throughout the reporting period. However, with unemployment falling and signs of improving economic activity, in June 2013 the Fed announced its intention to begin tapering its monthly $85 billion asset purchase program. This triggered sharply rising yields and declining bond prices. However, the

2	AllianzGl Managed Accounts Trust Annual Report	| 10.31.13

Fed surprised many investors by choosing not to begin tapering its bond-buying program at its meeting in September 2013. This caused yields to decline somewhat from their reporting period peak that occurred in early September. All told, US Treasury bond interest rates moved sharply higher during the 12-month fiscal period, with the yield on the benchmark 10-year Treasury bond rising from 1.72% to 2.57%.

Outlook

Market volatility was elevated at times during the reporting period. This was partially triggered by concerns regarding the Fed’s plans to taper its asset purchase program, mixed global growth and the 16 day partial US government shutdown that began on October 1, 2013.

We expect the Fed’s policy stance to remain accommodative for longer than some investors currently anticipate. The Fed’s eventual tapering of its asset purchase program is likely to create greater volatility; however, we believe the Fed will only raise short-term interest rates if it is confident the economic recovery is on solid footing. Concerns of higher mortgage rates impacting the housing market, geopolitical issues, and continued dysfunction in Washington DC may also contribute to market volatility.

With respect to the US economy, in the wake of the Fed’s decision in September and October not to taper its bond buying program, some investors may be concerned that the economy is deteriorating. However, recent data indicates continuing improvement in economic conditions, particularly in manufacturing. It appears the Fed’s decision was more preventative in nature, intended to avoid derailing the housing recovery and to offset a drag on the economy created by the government shutdown and concerns related to the raising of the debt ceiling.

Together with Allianz Global Investors Fund Management LLC, the Portfolios’ investment manager, and Pacific Investment Management Company LLC, the Portfolios’ sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Brian S. Shlissel
Chairman of the Board of Trustees	President & Chief Executive Officer

10.31.13 |	AllianzGl Managed Accounts Trust Annual Report	3

Important Information

AllianzGI Managed Accounts Trust

Fixed Income SHares: Series C, M, R, TE

October 31, 2013 (unaudited)

In an economic environment where interest rates may trend upward, rising rates will negatively impact the performance of most bond funds and fixed income securities held by a fund and are likely to cause these instruments to decrease in value. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

Fixed Income SHares: Series C, M, R and TE (the “Portfolios”) may be subject to various risks as described in their prospectuses. The risks associated with one or more Portfolios may include, but are not limited to, the following: derivatives risk, foreign (non-U.S.) investment risk, high yield risk, credit risk and issuer non-diversification risk. The Portfolios may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks, such as liquidity risk, leverage risk, market risk, credit risk, management risk and the risk that a Portfolio could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic, political and other developments. This risk may be enhanced when a Portfolio invests in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified Portfolio. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall Portfolio.

Proxy Voting

Allianz Global Investors Fund Management LLC (the “Investment Manager”or “AGIFM”) serves as the Portfolios’ Investment Manager and Pacific Investment Management Company LLC (“PIMCO” or the “Sub-Adviser”) serves as the sub-adviser. The Portfolios’ Investment Manager and Sub-Adviser have adopted written proxy voting policies and procedures (the “Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Portfolios as the policies and procedures that the Sub-Adviser will use when voting proxies on behalf of the Portfolios. Copies of the written Proxy Policy and the factors that the Sub-Adviser may consider in determining how to vote proxies for each Portfolio, and information about how each Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Portfolios’ shareholder servicing agent at (800) 628-1237, on the Allianz Global Investors Distributors’ website at us.allianzgi.com and on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Past performance is no guarantee of future results.

Total return is calculated by subtracting the value of an investment in each Portfolio at the beginning of each specified period from its value at the end of the period and dividing the remainder by the value of the investment at the beginning of the period and expressing the result as a percentage. The calculation assumes that all income dividends and capital gain distributions, if any, have been reinvested. Total

4	AllianzGl Managed Accounts Trust Annual Report	| 10.31.13

return does not reflect broker commissions or “wrap fee” charges. Total return for a period of more than one year represents the average annual total return during the period. Total return for a period of less than one year is not annualized.

An investment in the Portfolios involves risk, including the loss of principal. Total return, distribution yield, net asset value and duration will fluctuate with changes in market conditions. The following data is provided for informational purposes only and is not intended for trading purposes. Net asset value is equal to total assets less total liabilities divided by the number of shares outstanding. The credit quality of a particular security or group of securities does not ensure the stability or safety of an overall portfolio. The quality ratings of individual issues/issuers are provided to indicate the credit-worthiness of such issues/issuer and generally range from AAA, Aaa, or AAA (highest) to D, C, or D (lowest) for S&P, Moody’s, and Fitch respectively.

This report, including the financial information herein, is transmitted to the shareholders of AllianzGI Managed Accounts Trust for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Portfolios or any other securities mentioned in this report.

10.31.13	| AllianzGl Managed Accounts Trust Annual Report	5

Portfolio Insights

AllianzGI Managed Accounts Trust

Fixed Income SHares: Series C

October 31, 2013 (unaudited)

Symbol:	Primary Investments:	Inception Date:
FXICX	Intermediate maturity fixed income securities.	3/17/00

Net Assets:
$3.3 billion

Portfolio Manager:
Curtis Mewbourne

Portfolio Commentary, Performance Statistics & Drivers

For the 12 months ended October 31, 2013, Series C returned 2.72%, prior to the deduction of fees, outperforming the unmanaged Barclays US Credit Intermediate Index (the “benchmark index”), which returned 0.42% during the reporting period.

An underweighting to US duration contributed to Series C’s performance, as the 10-year US Treasury yield rose sharply during the reporting period. An exposure to high yield corporate bonds was additive given narrowing spreads amid generally strong investor demand and continued low defaults. Holdings of non-agency mortgage-backed securities (“MBS”) added to relative performance as prices on these securities generally rose during the reporting period. An allocation to taxable municipal bonds, specifically Build America Bonds, contributed positively to returns as these securities outperformed the broader municipal market.

An exposure to nominal emerging market local debt, particularly Brazil, detracted from performance as the Brazilian central bank hiked policy rates in an attempt to control inflation. An overall underweighting to investment grade corporate bonds negatively impacted performance, as this sector outperformed like-duration Treasuries during the reporting period.

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Portfolio Insights

AllianzGI Managed Accounts Trust

Fixed Income SHares: Series M

October 31, 2013 (unaudited)

Symbol:	Primary Investments:	Inception Date:
FXIMX	Intermediate maturity mortgage-backed securities.	3/17/00

Net Assets:
$3.0 billion

Portfolio Manager:
Curtis Mewbourne

Portfolio Commentary, Performance Statistics & Drivers

For the 12 months ended October 31, 2013, Series M returned 0.97%, prior to the deduction of fees, outperforming the unmanaged Barclays US MBS Fixed Rate Index (the “benchmark index”), which declined 0.38% during the reporting period.

Series M’s non-US interest rate exposure, particularly in Italy and Spain, contributed to performance, as these yields declined during the reporting period. An allocation to agency mortgage-backed securities (“MBS”) positively impacted returns as the sector outperformed like-duration Treasuries during the period. Exposure to non-agency MBS was also beneficial, as these securities generally produced positive returns due to overall solid demand amid improvements in the housing market. Within the corporate sector, a focus on bonds of financial companies was additive to returns, as this sector outperformed the broader investment grade corporate market and like-duration Treasuries. An allocation to taxable municipal bonds, specifically Build America Bonds, was positive for returns as these securities outperformed the broader municipal market.

An overweighting to US duration detracted from performance as the 10-year US Treasury yield rose sharply during the period. An allocation to US Treasury Inflation-Protected Securities (“TIPS”) negatively impacted performance as breakeven levels tightened due to a decline in inflation expectations.

10.31.13	| AllianzGl Managed Accounts Trust Annual Report	7

Portfolio Insights

AllianzGI Managed Accounts Trust

Fixed Income SHares: Series R

October 31, 2013 (unaudited)

Symbol:	Primary Investments:	Inception Date:
FXIRX	Inflation-indexed fixed income securities.	4/15/04

Net Assets:
$350.2 million

Portfolio Manager:
Mihir Worah

Portfolio Commentary, Performance Statistics & Drivers

For the 12 months ended October 31, 2013, Series R returned -4.78%, prior to the deduction of fees, outperforming the unmanaged Barclays US TIPS Index (the “benchmark index”), which declined 6.39% during the reporting period.

An underweighting to real duration and minimal allocation to nominal US rates were positive for performance as breakeven levels tightened and nominal yields rose during the reporting period. Exposure to real rates in the UK contributed to performance as breakeven inflation levels widened during the period, and real yields rallied. Exposure to non-agency mortgage-backed securities (“MBS”) was also beneficial, as these securities generally produced positive returns due to overall solid demand amid improvements in the housing market. Series R’s allocation to financials and industrial investment grade corporate bonds contributed to performance as these sectors posted strong returns relative to like-duration Treasuries. This was due to overall strong earnings and continued strengthening in balance sheets.

Exposure to nominal emerging market local debt, particularly Brazil, detracted from performance as the Brazilian central bank increased policy rates in an attempt to control inflation.

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Portfolio Insights

AllianzGI Managed Accounts Trust

Fixed Income SHares: Series TE

October 31, 2013 (unaudited)

Symbol:	Primary Investments:	Inception Date:
FXIEX	High yield municipal securities	6/26/12

Net Assets:
$65.6 million

Portfolio Managers:
Joseph Deane
Julie Callahan

Portfolio Commentary, Performance Statistics & Drivers

For the 12 months ended October 31, 2013, Series TE returned -1.40%, prior to the deduction of fees, underperforming the unmanaged Barclays 1-Year Municipal Bond Index (the “benchmark index”), which returned 0.74% during the reporting period.

An overweighting to US duration detracted from performance as US rates rose sharply during the reporting period. An underweighting to both pre-refunded securities and state general obligation bonds detracted from performance.

A focus on revenue bonds, such as power and transportation revenue bonds, contributed to performance as these segments outperformed the general municipal market. An overweighting to industrial revenue bonds had a positive impact on returns as this sector outperformed the general municipal market.

10.31.13	| AllianzGl Managed Accounts Trust Annual Report	9

Performance & Statistics

Fixed Income SHares: Series C

October 31, 2013 (unaudited)

Total Returns (Period ended 10/31/13)	1 Year	5 Years	10 Years	Since Inception (3/17/00)
Series C	2.72%	16.48%	11.56%	11.80%
Barclays U.S. Credit Intermediate Index	0.42%	8.86%	5.04%	6.18%

Change in Value of $10,000 Investments in

Series C and the Barclays U.S. Credit

Intermediate Index

Moody’s Ratings

(as a % of total investments,

before options written and securities sold short)

Past performance is no guarantee of future results. Returns presented do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares or the deduction of any fees charged to investors at the “wrap account” level.

Shareholder Expense Example	Actual	Hypothetical (5% return before expenses)
Beginning Account Value (5/1/13)	$1,000.00	$1,000.00
Ending Account Value (10/31/13)	$980.10	$1,025.20
Expenses Paid During Period	$0.01	$0.01

Expenses are equal to the annualized expense ratio of 0.0016%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

10	AllianzGl Managed Accounts Trust Annual Report	| 10.31.13

Performance & Statistics

Fixed Income SHares: Series M

October 31, 2013 (unaudited)

Total Returns (Period ended 10/31/13)	1 Year	5 Years	10 Years	Since Inception (3/17/00)
Series M	0.97%	13.35%	6.96%	8.45%
Barclays U.S. MBS Fixed-Rate Index	-0.38%	5.15%	4.89%	5.68%

Change in Value of $10,000 Investments in

Series M and the Barclays U.S. MBS

Fixed-Rate Index

Moody’s Ratings

(as a % of total investments,

before options written)

Past performance is no guarantee of future results. Returns presented do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares or the deduction of any fees charged to investors at the “wrap account” level.

Shareholder Expense Example	Actual	Hypothetical (5 % return before expenses)
Beginning Account Value (5/1/13)	$1,000,00	$1,000,00
Ending Account Value (10/31/13)	$975.10	$1,025.20
Expenses Paid During Period	$0.00	$0.00

Expenses are equal to the annualized expense ratio of 0.0002%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

10.31.13	| AllianzGl Managed Accounts Trust Annual Report	11

Performance & Statistics

Fixed Income SHares: Series R

October 31, 2013 (unaudited)

Total Returns (Period ended 10/31/13)	1 Year	5 Years	Since Inception (4/15/04)
Series R	-4.78%	12.37%	8.06%
Barclays U.S. TIPS Index	-6.39%	7.36%	5.19%

Change in Value of $10,000 Investments in
Series R and the Barclays U.S. TIPS Index

Moody’s Ratings
(as a % of total investments, before options written)

Past performance is no guarantee of future results. Returns presented do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares or the deduction of any fees charged to investors at the “wrap account” level.

Shareholder Expense Example	Actual	Hypothetical (5% return before expenses)
Beginning Account Value (5/1/13)	$1,000.00	$1,000.00
Ending Account Value (10/31/13)	$934.00	$1,025.11
Expenses Paid During Period	$0.09	$0.09

Expenses are equal to the annualized expense ratio of 0.0184%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

12	AllianzGl Managed Accounts Trust Annual Report	| 10.31.13

Performance & Statistics

Fixed Income SHares: Series TE

October 31, 2013 (unaudited)

Total Returns (Period ended 10/31/13)	1 Year	Since Inception (6/26/12)
Series TE	-1.40%	-0.72%
Barclays 1-Year Municipal Bond Index	0.74%	0.73%

Change in Value of $10,000 Investments in

Series TE and the Barclays 1-Year Municipal Bond Index

Moody’s Ratings

(as a % of total investments)

Past performance is no guarantee of future results. Returns presented do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares or the deduction of any fees charged to investors at the “wrap account” level.

Shareholder Expense Example	Actual	Hypothetical (5% return before expenses)
Beginning Account Value (5/1/13)	$1,000.00	$1,000.00
Ending Account Value (10/31/13)	$961.30	$1,025.21
Expenses Paid During Period	$0.00	$0.00

Expenses are equal to the annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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Benchmark Descriptions

AllianzGI Managed Accounts Trust

October 31, 2013 (unaudited)

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

■	Barclays 1-Year Municipal Bond Index

The Barclays 1-Year Municipal Bond Index is an unmanaged index comprised of national municipal bond issues having a maturity of at least one year and less than two years.

■	Barclays U.S. Credit Intermediate Index

The Barclays U.S. Credit Intermediate Index is an unmanaged index of publicly issued U.S. corporate and specified foreign debentures and secured notes with intermediate maturities ranging from 1 to 10 years. Securities must also meet specific liquidity and quality requirements.

■	Barclays U.S. MBS Fixed-Rate Index

The Barclays U.S. MBS Fixed-Rate Index is an unmanaged index covering the mortgage-backed pass through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 aggregates.

■	Barclays U.S. TIPS Index

The Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), having at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Barclays Inflation Notes Index.

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Schedule of Investments

Fixed Income SHares: Series C

October 31, 2013

Principal Amount (000s)		Value
Corporate Bonds & Notes – 52.5%
	Airlines – 1.1%
	Northwest Airlines, Inc.,
$1,241	7.041%, 10/1/23	$1,402,324
31,827	7.15%, 4/1/21 (MBIA)	34,173,795
43	United Air Lines Pass-Through Trust, 10.125%, 3/22/15 (b)(g)	25,702
		35,601,821
	Auto Manufacturers – 0.3%
9,100	Volkswagen International Finance NV, 4.00%, 8/12/20 (a)(e)	9,737,655
	Banking – 14.2%
16,200	Abbey National Treasury Services PLC, 1.818%, 4/25/14 (n)	16,311,505
	Ally Financial, Inc.,
21,075	3.652%, 6/20/14 (n)	21,366,889
800	4.625%, 6/26/15	836,966
14,486	7.50%, 9/15/20	17,002,943
2,659	8.00%, 3/15/20	3,170,858
25,200	Banco do Brasil S.A., 4.50%, 1/22/15 (a)(e)	26,208,000
	Banco Santander Brasil S.A.,
30,200	2.352%, 3/18/14 (a)(b)(e)(m)(n) (acquisition cost–$30,200,000; purchased 3/17/11)	30,202,658
3,500	4.50%, 4/6/15 (a)(e)	3,640,000
1,000	4.50%, 4/6/15	1,040,000
	Bank of America Corp.,
3,800	5.65%, 5/1/18	4,337,787
4,300	5.75%, 12/1/17	4,919,824
2,715	6.00%, 9/1/17	3,118,829
23,900	BPCE S.A., 2.015%, 2/7/14 (a)(e)(n)	23,996,197
	Citigroup, Inc.,
5,827	4.75%, 5/19/15	6,155,957
311	5.50%, 10/15/14	324,974
11,718	6.00%, 8/15/17	13,482,953
13,500	6.125%, 11/21/17	15,680,169
€10,000	Goldman Sachs Group, Inc.,
	0.574%, 5/23/16 (n)	13,475,214
$15,200	6.15%, 4/1/18	17,629,446
5,000	HBOS Capital Funding L.P., 6.071%, 6/30/14 (a)(e)(i)	5,000,000
25,300	HBOS PLC, 6.75%, 5/21/18 (a)(e)	28,573,010
	ICICI Bank Ltd.,
5,900	4.75%, 11/25/16 (a)(e)	6,167,895
2,500	5.00%, 1/15/16	2,617,428
700	5.50%, 3/25/15	726,889
14,800	JPMorgan Chase & Co., 6.00%, 1/15/18	17,129,520
7,500	Korea Development Bank, 3.875%, 5/4/17	8,026,170
900	Korea Exchange Bank, 4.875%, 1/14/16	964,040
€1,900	LBG Capital No. 1 PLC,
	6.439%, 5/23/20	2,704,969
2,825	7.375%, 3/12/20	4,074,794
£9,552	7.588%, 5/12/20	16,234,609
1,000	7.869%, 8/25/20	1,714,835

10.31.13	| AllianzGl Managed Accounts Trust Annual Report	15

Schedule of Investments

Fixed Income SHares: Series C

October 31, 2013 (continued)

Principal Amount (000s)		Value
	Banking (continued)
$3,400	7.875%, 11/1/20 (a)(e)	$3,680,500
£2,331	LBG Capital No. 2 PLC,
	9.00%, 12/15/19	4,037,609
4,500	9.334%, 2/7/20	7,879,104
€2,180	15.00%, 12/21/19	4,410,241
$29,300	Lloyds Bank PLC, 12.00%, 12/16/24 (a)(e)(i)	39,774,750
€10,000	Morgan Stanley,
	0.647%, 1/16/17 (n)	13,357,008
$2,800	5.375%, 10/15/15	3,022,740
5,000	5.55%, 4/27/17	5,621,670
900	5.95%, 12/28/17	1,029,872
3,700	6.625%, 4/1/18	4,342,542
2,400	RBS Capital Trust I, 2.113%, 12/31/13 (i)	2,184,000
	Royal Bank of Scotland Group PLC,
273	5.00%, 11/12/13	273,478
22,200	6.99%, 10/5/17 (a)(e)(i)	23,476,500
5,000	7.648%, 9/30/31 (i)	5,250,000
	RSHB Capital S.A. for OJSC Russian Agricultural Bank,
500	7.125%, 1/14/14	505,925
1,500	9.00%, 6/11/14 (a)(e)	1,569,600
	State Bank of India,
1,300	4.50%, 10/23/14	1,333,734
1,000	4.50%, 7/27/15 (a)(e)	1,031,319
	UBS AG,
250	4.875%, 8/4/20	281,621
582	5.875%, 12/20/17	675,299
2,050	Wachovia Corp., 5.75%, 2/1/18	2,394,283
19,217	Wells Fargo & Co., 7.98%, 3/15/18 (i)	21,763,252
		464,730,375
	Biotechnology – 0.1%
1,700	Amgen, Inc., 5.70%, 2/1/19	1,966,171
	Computers – 0.1%
1,800	International Business Machines Corp., 8.375%, 11/1/19	2,411,797
	Diversified Financial Services – 11.2%
11,000	American Express Co., 7.25%, 5/20/14	11,407,748
	Bear Stearns Cos. LLC,
1,500	5.30%, 10/30/15	1,623,981
17,265	7.25%, 2/1/18	20,834,746
5,700	Caterpillar Financial Services Corp., 7.15%, 2/15/19	7,068,690
	Ford Motor Credit Co. LLC,
500	3.984%, 6/15/16	532,822
49,300	5.625%, 9/15/15	53,456,927
20,750	8.00%, 6/1/14	21,637,477
7,900	8.00%, 12/15/16	9,403,228
22,700	8.125%, 1/15/20	28,812,838
3,400	8.70%, 10/1/14	3,648,329
2,000	HSBC Finance Corp., 0.69%, 6/1/16 (n)	1,995,740

16	AllianzGl Managed Accounts Trust Annual Report	| 10.31.13

Schedule of Investments

Fixed Income SHares: Series C

October 31, 2013 (continued)

Principal Amount (000s)		Value
	Diversified Financial Services (continued)
	International Lease Finance Corp. (a)(e),
$4,000	6.75%, 9/1/16	$4,465,000
3,000	7.125%, 9/1/18	3,468,750
1,000	Majapahit Holding BV, 7.25%, 6/28/17	1,132,500
	Merrill Lynch & Co., Inc.,
500	5.00%, 1/15/15	524,158
22,700	6.40%, 8/28/17	26,395,673
66,155	6.875%, 4/25/18	78,629,584
450	Preferred Term Securities XIII Ltd., 0.804%, 3/24/34 (a)(b)(e)(m)(n)
	(acquisition cost-$450,189; purchased 3/9/04)	349,195
500	QNB Finance Ltd., 3.125%, 11/16/15	518,750
	SLM Corp.,
400	5.375%, 5/15/14	409,000
1,400	5.50%, 1/15/19	1,455,455
36,000	6.25%, 1/25/16	39,330,000
17,700	7.25%, 1/25/22	19,027,500
1,100	8.00%, 3/25/20	1,260,875
24,455	8.45%, 6/15/18	28,642,919
		366,031,885
	Electric Utilities – 2.5%
2,000	Consumers Energy Co., 5.15%, 2/15/17	2,249,522
5,000	DTE Energy Co., 6.35%, 6/1/16	5,647,000
14,200	Electricite de France S.A., 6.50%, 1/26/19 (a)(e)	17,098,305
27,500	Entergy Corp., 3.625%, 9/15/15	28,505,345
99	GG1C Funding Corp., 5.129%, 1/15/14 (a)(b)(e)(m)
	(acquisition cost-$98,616; purchased 4/16/04)	99,085
	Korea Hydro & Nuclear Power Co., Ltd.,
300	3.125%, 9/16/15 (a)(e)	310,251
4,550	6.25%, 6/17/14	4,703,567
	Nevada Power Co.,
100	5.875%, 1/15/15	106,116
1,600	5.95%, 3/15/16	1,784,176
3,000	6.50%, 5/15/18	3,592,731
900	Nisource Finance Corp., 6.40%, 3/15/18	1,050,521
6,100	NRG Energy, Inc., 7.625%, 1/15/18	6,954,000
2,900	Public Service Co. of Oklahoma, 6.15%, 8/1/16	3,236,067
1,900	Sierra Pacific Power Co., 6.00%, 5/15/16	2,136,848
	Teco Finance, Inc.,
983	6.572%, 11/1/17	1,143,298
2,000	6.75%, 5/1/15	2,130,376
48	W3A Funding Corp., 8.09%, 1/2/17	48,505
		80,795,713
	Food & Beverage – 0.4%
3,500	Anheuser-Busch Cos. LLC, 6.50%, 2/1/43	4,419,702
6,700	Mondelez International, Inc., 6.50%, 8/11/17	7,822,270
1,100	Tate & Lyle International Finance PLC, 6.625%, 6/15/16 (a)(b)(e)(m)
	(acquisition cost-$957,637; purchased 3/12/09)	1,248,544
		13,490,516

10.31.13	| AllianzGl Managed Accounts Trust Annual Report	17

Schedule of Investments

Fixed Income SHares: Series C

October 31, 2013 (continued)

Principal Amount (000s)		Value
	Healthcare-Products – 0.1%
$1,700	Hospira, Inc., 6.05%, 3/30/17	$1,876,773
	Healthcare-Services – 0.2%
	HCA, Inc.,
3,200	7.25%, 9/15/20	3,516,000
4,000	7.875%, 2/15/20	4,350,000
		7,866,000
	Holding Companies-Diversified – 0.0%
	Hutchison Whampoa International Ltd.,
100	5.75%, 9/11/19	113,845
1,000	7.625%, 4/9/19	1,222,309
		1,336,154
	Insurance – 4.2%
	American International Group, Inc.,
3,000	4.875%, 6/1/22	3,288,300
4,600	5.05%, 10/1/15	4,960,134
2,000	5.45%, 5/18/17	2,254,670
900	5.60%, 10/18/16	1,009,612
30,600	5.85%, 1/16/18	35,375,987
£1,456	6.765%, 11/15/17	2,744,426
$67,700	8.25%, 8/15/18	85,797,022
		135,430,151
	Investment Companies – 0.1%
3,000	Temasek Financial I Ltd., 3.375%, 7/23/42 (a)(e)	2,457,789
	Iron/Steel – 0.4%
100	CSN Islands XI Corp., 6.875%, 9/21/19 (a)(e)	105,750
	Gerdau Holdings, Inc.,
7,900	7.00%, 1/20/20 (a)(e)	8,697,900
3,750	7.00%, 1/20/20	4,128,750
800	Gerdau Trade, Inc., 5.75%, 1/30/21 (a)(e)	828,800
		13,761,200
	Media – 1.9%
	Comcast Corp.,
10,600	5.875%, 2/15/18	12,402,615
1,700	5.90%, 3/15/16	1,900,073
700	6.30%, 11/15/17	826,559
	CSC Holdings LLC,
7,850	7.625%, 7/15/18	9,086,375
810	7.875%, 2/15/18	941,625
7,500	8.625%, 2/15/19	8,906,250
	DISH DBS Corp.,
14,842	5.00%, 3/15/23	14,266,872
300	5.875%, 7/15/22	308,625
4,200	7.125%, 2/1/16	4,651,500
6,940	Time Warner Cable, Inc., 5.85%, 5/1/17	7,650,427
		60,940,921
	Mining – 0.9%
12,800	Anglo American Capital PLC, 4.125%, 9/27/22 (a)(e)	12,167,680
5,000	Gold Fields Orogen Holding BVI Ltd., 4.875%, 10/7/20 (a)(e)	4,287,095

18	AllianzGl Managed Accounts Trust Annual Report	| 10.31.13

Schedule of Investments

Fixed Income SHares: Series C

October 31, 2013 (continued)

Principal Amount (000s)		Value
	Mining (continued)
$1,600	Newmont Mining Corp., 5.125%, 10/1/19	$1,698,754
800	Teck Resources Ltd., 4.50%, 1/15/21	814,538
	Vale Overseas Ltd.,
2,590	6.875%, 11/10/39	2,690,865
1,000	8.25%, 1/17/34	1,177,595
7,400	Xstrata Finance Canada Ltd., 5.80%, 11/15/16 (a)(e)	8,154,667
		30,991,194
	Miscellaneous Manufacturing – 1.8%
36,750	General Electric Co., 5.25%, 12/6/17	42,062,102
15,000	Tyco Electronics Group S.A., 6.55%, 10/1/17	17,384,535
		59,446,637
	Oil & Gas – 4.9%
300	Anadarko Petroleum Corp., 5.95%, 9/15/16	339,104
1,100	BP Capital Markets PLC, 3.625%, 5/8/14	1,118,548
2,400	Canadian Natural Resources Ltd., 6.00%, 8/15/16	2,715,588
10,400	Canadian Oil Sands Ltd., 7.75%, 5/15/19 (a)(e)	12,731,191
1,330	Ecopetrol S.A., 7.625%, 7/23/19	1,609,300
2,000	Encana Corp., 5.90%, 12/1/17	2,291,524
	Gaz Capital S.A. for Gazprom,
6,500	6.212%, 11/22/16	7,170,800
1,300	6.51%, 3/7/22	1,433,250
14,000	8.146%, 4/11/18 (a)(e)	16,555,000
23,650	9.25%, 4/23/19	29,621,625
1,800	Halliburton Co., 6.15%, 9/15/19	2,166,671
1,000	Novatek Finance Ltd., 5.326%, 2/3/16 (a)(e)	1,072,100
	Pemex Project Funding Master Trust,
500	5.75%, 12/15/15	538,750
500	6.625%, 6/15/35	545,000
300	6.625%, 6/15/38	325,500
	Petrobras International Finance Co.-Pifco,
300	5.875%, 3/1/18	325,737
15,250	7.875%, 3/15/19	17,833,365
12,300	Petroleos de Venezuela S.A., 5.50%, 4/12/37	7,287,750
	Petroleos Mexicanos,
18,700	5.50%, 1/21/21	20,476,500
7,700	5.50%, 6/27/44	7,238,000
2,400	6.50%, 6/2/41	2,568,000
7,500	8.00%, 5/3/19	9,202,500
2,486	Ras Laffan Liquefied Natural Gas Co., Ltd. II, 5.298%, 9/30/20	2,704,442
	Ras Laffan Liquefied Natural Gas Co., Ltd. III,
1,400	5.50%, 9/30/14	1,459,500
1,293	5.832%, 9/30/16 (b)	1,379,744
3,000	6.75%, 9/30/19	3,585,000
1,800	Reliance Holdings USA, Inc., 4.50%, 10/19/20 (b)	1,824,248
4,200	White Nights Finance BV for Gazprom, 10.50%, 3/25/14	4,361,700
		160,480,437

10.31.13	| AllianzGl Managed Accounts Trust Annual Report	19

Schedule of Investments

Fixed Income SHares: Series C

October 31, 2013 (continued)

Principal Amount (000s)		Value
	Paper & Forest Products – 0.3%
$9,300	Georgia-Pacific LLC, 5.40%, 11/1/20 (a)(e)	$10,526,335
	Pharmaceuticals – 0.1%
3,400	GlaxoSmithKline Capital, Inc., 5.65%, 5/15/18	3,966,304
	Pipelines – 2.2%
7,200	AK Transneft OJSC Via TransCapitalInvest Ltd., 8.70%, 8/7/18	8,838,000
2,900	DCP Midstream LLC, 5.375%, 10/15/15 (a)(e)	3,107,457
	El Paso LLC,
1,789	7.00%, 6/15/17	2,028,125
13,900	7.25%, 6/1/18	15,810,041
4,800	Enbridge Energy Partners L.P., 5.875%, 12/15/16	5,405,616
2,100	Energy Transfer Partners L.P., 6.125%, 2/15/17	2,382,555
752	Kern River Funding Corp., 4.893%, 4/30/18 (a)(b)(e)(m)
	(acquisition cost-$752,354; purchased 4/28/03)	812,943
	Kinder Morgan Energy Partners L.P.,
700	5.00%, 12/15/13	703,576
5,800	6.00%, 2/1/17	6,593,834
11,900	Midcontinent Express Pipeline LLC, 5.45%, 9/15/14 (a)(b)(e)(m)
	(acquisition cost-$11,879,413; purchased 9/9/09)	12,194,549
3,400	NGPL PipeCo LLC, 7.119%, 12/15/17 (a)(e)	3,230,000
1,700	Northwest Pipeline LLC, 7.00%, 6/15/16	1,955,354
100	Rockies Express Pipeline LLC, 5.625%, 4/15/20 (a)(e)	84,750
4,400	Southern Natural Gas Co. LLC, 5.90%, 4/1/17 (a)(b)(e)(m)
	(acquisition cost-$4,392,696; purchased 3/14/07)	5,015,622
1,950	Tennessee Gas Pipeline Co. LLC, 7.50%, 4/1/17	2,311,259
1,100	TransCanada PipeLines Ltd., 3.80%, 10/1/20	1,161,264
		71,634,945
	Real Estate – 0.1%
1,500	Qatari Diar Finance Co., 5.00%, 7/21/20	1,668,750
	Real Estate Investment Trust – 0.2%
5,000	Weyerhaeuser Co., 7.375%, 10/1/19	6,132,345
	Software – 0.1%
1,800	Oracle Corp., 5.00%, 7/8/19	2,059,954
	Telecommunications – 4.7%
	America Movil S.A.B. de C.V.,
42,800	5.00%, 3/30/20	47,055,176
5,530	6.125%, 3/30/40	5,966,754
	AT&T, Inc.,
5,000	5.50%, 2/1/18	5,707,120
1,100	5.80%, 2/15/19	1,278,243
1,000	Axiata SPV1 Labuan Ltd., 5.375%, 4/28/20	1,085,852
3,400	Deutsche Telekom International Finance BV, 6.75%, 8/20/18	4,095,871
	Qtel International Finance Ltd.,
3,000	3.375%, 10/14/16 (a)(e)	3,152,250
7,300	5.00%, 10/19/25 (a)(e)	7,500,750
4,500	5.00%, 10/19/25	4,623,750
1,250	Qwest Corp., 6.50%, 6/1/17	1,403,319
	Verizon Communications, Inc.,
32,900	3.65%, 9/14/18	35,019,681

20	AllianzGl Managed Accounts Trust Annual Report	| 10.31.13

Schedule of Investments

Fixed Income SHares: Series C

October 31, 2013 (continued)

Principal Amount (000s)		Value
	Telecommunications (continued)
$19,700	4.50%, 9/15/20	$21,345,403
13,200	5.15%, 9/15/23	14,343,674
715	8.75%, 11/1/18	922,499
		153,500,342
	Tobacco – 0.3%
1,689	Altria Group, Inc., 9.25%, 8/6/19	2,256,293
1,400	Philip Morris International, Inc., 5.65%, 5/16/18	1,630,004
6,030	Reynolds American, Inc., 7.75%, 6/1/18	7,362,594
		11,248,891
	Transportation – 0.1%
1,800	Canadian National Railway Co., 5.55%, 3/1/19	2,108,878
Total Corporate Bonds & Notes (cost-$1,572,341,485)		1,712,199,933
U.S. Treasury Obligations (k) – 46.0%
	U.S. Treasury Notes,
979	0.25%, 10/31/14	980,243
60,000	1.125%, 5/31/19	58,710,960
1,240,700	1.50%, 8/31/18 (f)(l)	1,254,512,713
166,700	3.625%, 2/15/21	185,297,386
Total U.S. Treasury Obligations (cost-$1,477,895,794)		1,499,501,302
Municipal Bonds – 10.9%
	Arizona – 0.1%
2,000	Univ. of Arizona Rev., 6.423%, 8/1/35, Ser. A	2,257,180
	California – 4.4%
600	Bay Area Toll Auth. Rev., 6.263%, 4/1/49, Ser. F-2	737,208
15,000	Infrastructure & Economic Dev. Bank Rev., 6.486%, 5/15/49	16,329,450
	Los Angeles Cnty. Public Works Financing Auth. Rev.,
6,900	7.488%, 8/1/33	8,453,328
12,300	7.618%, 8/1/40	14,900,589
14,000	Los Angeles Community College Dist., GO, 6.75%, 8/1/49	17,795,400
3,000	Los Angeles Department of Water & Power Rev., 5.516%, 7/1/27, Ser. C	3,367,020
300	Palomar Community College Dist., GO, 7.194%, 8/1/45, Ser. B-1	335,052
1,000	San Diego Cnty. Water Auth. Rev., 6.138%, 5/1/49	1,194,750
	State, GO,
800	4.85%, 10/1/14	832,144
800	5.00%, 2/1/38	826,856
400	6.20%, 10/1/19	471,396
1,500	6.65%, 3/1/22	1,800,330
4,750	7.55%, 4/1/39	6,429,220
18,100	7.60%, 11/1/40	24,793,380
12,000	7.70%, 11/1/30	14,075,520
27,250	7.95%, 3/1/36	31,773,772
		144,115,415
	Illinois – 0.4%
10,100	Chicago Transit Auth. Rev., 6.20%, 12/1/40, Ser. B	10,703,475
1,600	Finance Auth. Rev., Univ. of Chicago, 5.50%, 7/1/37, Ser. B	1,683,584
		12,387,059

10.31.13	| AllianzGl Managed Accounts Trust Annual Report	21

Schedule of Investments

Fixed Income SHares: Series C

October 31, 2013 (continued)

Principal Amount (000s)		Value
	Massachusetts – 0.6%
$17,000	School Building Auth. Rev., 5.468%, 6/15/27	$18,738,930
	New York – 2.9%
5,500	Metropolitan Transportation Auth. Rev., 5.871%, 11/15/39	6,010,290
3,000	New York City, GO, 4.769%, 10/1/23, Ser. A-2	3,303,060
3,640	New York City Municipal Water & Sewer System Finance Auth. Rev., 5.79%, 6/15/41	3,854,542
	New York City Transitional Finance Auth. Rev.,
400	4.325%, 11/1/21	432,088
800	4.525%, 11/1/22	874,384
10,000	5.00%, 11/1/38, Ser. D-1	10,503,500
3,000	5.267%, 5/1/27, Ser. G-3	3,325,800
700	5.572%, 11/1/38	786,065
200	5.932%, 11/1/36	215,396
9,200	Port Auth. of New York & New Jersey Rev., 4.458%, 10/1/62, Ser. 174	8,063,984
	State Dormitory Auth. Rev.,
4,500	5.00%, 3/15/27, Ser. A	4,989,960
20,345	5.00%, 2/15/30, Ser. D	22,109,115
1,600	5.289%, 3/15/33, Ser. H	1,730,480
2,700	5.389%, 3/15/40, Ser. H	2,991,222
19,850	5.50%, 3/15/30	22,329,066
4,000	State Urban Dev. Corp. Rev., 5.77%, 3/15/39	4,532,960
		96,051,912
	Ohio – 0.3%
	American Municipal Power, Inc. Rev.,
3,600	5.939%, 2/15/47	3,703,716
4,200	Comb Hydroelectric Projects, 7.834%, 2/15/41, Ser. B	5,361,384
		9,065,100
	Texas – 2.2%
	Conroe Independent School Dist., GO, Ser. A, (GTD-PSF),
1,000	5.00%, 2/15/24	1,182,160
2,610	5.00%, 2/15/25	3,045,400
2,905	5.00%, 2/15/26	3,335,405
3,115	5.00%, 2/15/27	3,523,813
5,000	5.00%, 2/15/28	5,597,200
4,520	5.00%, 2/15/29	5,004,092
	Dallas, GO,
21,130	5.00%, 2/15/23	24,866,840
70	5.00%, 2/15/23 (Pre-refunded @ $100, 2/15/22) (d)	84,404
4,400	Dallas Cnty. Hospital Dist., GO, 5.621%, 8/15/44, Ser. C	5,020,400
18,960	Municipal Gas Acquisition & Supply Corp. III Rev., 5.00%, 12/15/25	19,461,492
		71,121,206
Total Municipal Bonds (cost-$339,333,090)		353,736,802
Sovereign Debt Obligations – 10.5%
	Australia – 4.1%
	Australia Government Bond (j),
AUD42,800	3.00%, 9/20/25, Ser. 25-CI	51,615,675
43,300	4.00%, 8/20/20, Ser. 20-CI	74,907,769
5,400	Queensland Treasury Corp., 6.00%, 9/14/17, Ser. 17	5,578,618
		132,102,062

22	AllianzGl Managed Accounts Trust Annual Report	| 10.31.13

Schedule of Investments

Fixed Income SHares: Series C

October 31, 2013 (continued)

Principal Amount (000s)		Value
	Brazil – 5.0%
	Brazil Notas do Tesouro Nacional, Ser. F,
BRL40,777	10.00%, 1/1/14	$18,234,144
176,575	10.00%, 1/1/17	76,153,838
153,313	10.00%, 1/1/21	63,705,084
6,144	10.00%, 1/1/23	2,507,210
$3,300	Brazilian Development Bank, 6.369%, 6/16/18	3,646,500
		164,246,776
	Canada – 0.3%
CAD2,400	Province of Ontario Canada, 6.50%, 3/8/29	3,030,795
$7,800	Province of Quebec Canada, 3.50%, 7/29/20	8,273,031
		11,303,826
	Colombia – 0.1%
2,000	Colombia Government International Bond, 7.375%, 1/27/17	2,347,000
	Indonesia – 0.1%
3,100	Indonesia Government International Bond, 6.875%, 1/17/18	3,534,000
	Korea (Republic of) – 0.5%
	Export-Import Bank of Korea,
10,900	4.00%, 1/29/21	11,413,837
250	5.125%, 6/29/20	280,516
	Korea Development Bank,
3,950	4.00%, 9/9/16	4,218,363
300	8.00%, 1/23/14	304,885
		16,217,601
	Qatar – 0.3%
	Qatar Government International Bond (a)(e),
3,500	4.00%, 1/20/15 (b)(m) (acquisition cost-$3,507,960; purchased 11/17/09-9/17/12)	3,626,875
6,400	5.25%, 1/20/20	7,280,000
		10,906,875
	Russia – 0.1%
1,430	Russian Federation Bond, 7.50%, 3/31/30	1,704,632
	South Africa – 0.0%
300	South Africa Government International Bond, 6.875%, 5/27/19	348,000
Total Sovereign Debt Obligations (cost-$390,949,478)		342,710,772
Mortgage-Backed Securities – 3.0%
4,400	Banc of America Commercial Mortgage Trust, 5.889%, 7/10/44, CMO (n)	4,829,541
143	Banc of America Funding Trust, 5.309%, 1/20/47, CMO (n)	114,977
929	BCAP LLC Trust, 0.341%, 9/26/35, CMO (a)(e)(n)	914,097
	Bear Stearns Adjustable Rate Mortgage Trust, CMO (n),
73	1.517%, 5/25/34	70,940
87	2.523%, 10/25/33	87,251
223	2.793%, 3/25/35	223,195
1,119	Bear Stearns ALT-A Trust, 2.536%, 2/25/36, CMO (n)	735,345
	Bear Stearns Commercial Mortgage Securities Trust, CMO,
1,600	5.54%, 9/11/41	1,755,545
7,500	5.694%, 6/11/50 (n)	8,495,779
	Citigroup Mortgage Loan Trust, Inc., CMO (n),
439	2.27%, 9/25/35	433,943
405	2.29%, 9/25/35	398,342

10.31.13	| AllianzGl Managed Accounts Trust Annual Report	23

Schedule of Investments

Fixed Income SHares: Series C

October 31, 2013 (continued)

Principal Amount (000s)		Value
	Citigroup/Deutsche Bank Commercial Mortgage Trust, CMO,
$8,000	5.304%, 1/15/46 (n)	$8,626,332
4,400	5.322%, 12/11/49	4,881,459
€195	Cordusio RMBS SRL, 0.361%, 6/30/35, CMO (n)	254,209
	Countrywide Alternative Loan Trust, CMO (n),
$1,780	0.36%, 11/25/46	1,336,433
544	0.37%, 5/25/36	408,700
	Countrywide Home Loan Mortgage Pass-Through Trust, CMO (n)
265	0.49%, 3/25/35	194,846
55	2.825%, 8/25/34	48,726
16	Credit Suisse First Boston Mortgage Securities Corp., 2.373%, 7/25/33, CMO (n)	15,848
	Credit Suisse Mortgage Capital Certificates Mortgage-Backed Trust, CMO,
2,600	5.311%, 12/15/39	2,839,912
5,950	5.684%, 6/15/39 (n)	6,562,022
	Downey Savings & Loan Assoc. Mortgage Loan Trust, CMO (n),
1,871	0.433%, 8/19/45	1,706,853
1,119	2.627%, 7/19/44	1,106,496
3,151	Greenpoint Mortgage Funding Trust, 0.40%, 6/25/45, CMO (n)	2,628,687
11	Greenpoint Mortgage Pass-Through Certificates, 2.793%, 10/25/33, CMO (n)	10,684
	GSR Mortgage Loan Trust, CMO (n),
63	1.94%, 3/25/33	62,357
676	2.647%, 9/25/35	673,517
1,544	2.67%, 9/25/35	1,548,983
	Harborview Mortgage Loan Trust, CMO (n),
266	0.363%, 1/19/38	211,232
447	0.513%, 6/20/35	428,350
167	2.554%, 5/19/33	166,617
	HomeBanc Mortgage Trust, CMO (n),
2,624	0.43%, 1/25/36	2,188,834
311	5.464%, 4/25/37	250,108
	JPMorgan Chase Commercial Mortgage Securities Trust, CMO,
1,000	5.336%, 5/15/47	1,101,700
6,600	5.42%, 1/15/49	7,327,977
2,200	5.44%, 6/12/47	2,440,098
	JPMorgan Mortgage Trust, CMO (n),
87	2.045%, 11/25/33	85,942
1,177	2.854%, 7/25/35	1,195,535
85	3.947%, 2/25/35	86,010
1,078	5.239%, 7/25/35	1,110,314
	Merrill Lynch/Countrywide Commercial Mortgage Trust, CMO (n),
1,200	5.172%, 12/12/49	1,306,879
1,600	5.893%, 8/12/49	1,803,530
	Morgan Stanley Re-Remic Trust, CMO (a)(e)(n),
3,400	5.799%, 8/12/45	3,760,516
1,500	5.799%, 8/15/45	1,659,051
214	Ocwen Residential MBS Corp., 7.00%, 10/25/40, CMO (a)(b)(e)(h)(m)(n) (acquisition cost-$165,586; purchased 11/15/04)	427
	RBSSP Resecuritization Trust, CMO (a)(e)(n),
834	0.45%, 5/26/37	807,877

24	AllianzGl Managed Accounts Trust Annual Report	| 10.31.13

Schedule of Investments

Fixed Income SHares: Series C

October 31, 2013 (continued)

Principal Amount (000s)		Value
$5,272	0.671%, 9/26/34	$5,098,274
4,930	0.671%, 3/26/36	4,846,337
4,653	0.671%, 4/26/37	4,458,781
1,368	Residential Accredit Loans, Inc., 0.38%, 4/25/46, CMO (n)	683,968
131	Structured Adjustable Rate Mortgage Loan Trust, 2.483%, 2/25/34, CMO (n)	131,433
705	Structured Asset Securities Corp. Mortgage Pass-Through Certificates, 5.25%, 9/25/34, CMO	735,361
	Wachovia Bank Commercial Mortgage Trust, CMO,
221	0.254%, 6/15/20 (a)(e)(n)	218,572
700	5.416%, 1/15/45 (n)	759,513
1,300	5.678%, 5/15/46	1,465,225
	WaMu Mortgage Pass-Through Certificates, CMO (n),
185	0.48%, 1/25/45	178,037
2,048	0.558%, 11/25/34	1,967,143
1,071	1.148%, 2/25/46	1,009,287
643	Wells Fargo Mortgage-Backed Securities Trust, 2.652%, 3/25/36, CMO (n)	591,909
Total Mortgage-Backed Securities (cost-$81,755,755)		99,039,856
U.S. Government Agency Securities – 1.4%
	Fannie Mae,
872	2.111%, 5/1/35, MBS (n)	915,347
2	2.206%, 8/25/18, CMO (n)	1,875
3,018	2.375%, 11/1/35, MBS (n)	3,220,743
3	3.075%, 2/1/18, MBS (n)	3,256
1,259	4.00%, 11/1/40, MBS	1,328,450
2	4.095%, 4/1/17, MBS (n)	2,288
4,244	4.50%, 3/1/29-11/1/41, MBS	4,563,622
246	5.29%, 11/25/33, CMO	247,366
	Freddie Mac, MBS,
1	1.95%, 6/1/30 (n)	586
6	2.25%, 12/1/18 (n)	6,448
272	6.50%, 1/1/38-10/1/38	307,982
10	Ginnie Mae, 1.625%, 1/20/22, MBS (n)	10,207
	Small Business Administration Participation Certificates, ABS,
73	4.504%, 2/10/14	73,333
2,365	4.77%, 4/1/24	2,539,191
17,962	5.32%, 1/1/27	19,779,631
11,951	5.70%, 8/1/26	13,206,583
Total U.S. Government Agency Securities (cost-$42,536,864)		46,206,908
Asset-Backed Securities – 0.6%
	Bear Stearns Asset-Backed Securities I Trust (n),
1,899	0.37%, 12/25/36	1,733,813
1,000	0.58%, 12/25/35	930,743
513	1.17%, 10/25/37	453,592
1,360	BNC Mortgage Loan Trust, 0.27%, 5/25/37 (n)	1,294,706
	Conseco Financial Corp.,
225	6.22%, 3/1/30	241,802
3,616	6.53%, 2/1/31 (n)	3,669,301

10.31.13	| AllianzGl Managed Accounts Trust Annual Report	25

Schedule of Investments

Fixed Income SHares: Series C

October 31, 2013 (continued)

Principal Amount (000s)		Value
$1,500	First Franklin Mortgage Loan Trust, 0.66%, 9/25/35 (n)	$1,347,829
1,390	First NLC Trust, 0.875%, 12/25/35 (n)	1,310,272
912	Home Equity Asset Trust, 1.37%, 10/25/33 (n)	834,657
3	Keystone Owner Trust, 9.00%, 1/25/29 (a)(b)(e)(h)(m)
	(acquisition cost-$1,680; purchased 11/21/00)	1,361
234	Merrill Lynch Mortgage Investors Trust, 0.29%, 2/25/37 (n)	99,924
500	Morgan Stanley ABS Capital I, Inc. Trust, 0.60%, 9/25/35 (n)	426,253
181	Morgan Stanley Mortgage Loan Trust, 0.53%, 4/25/37 (n)	87,481
1,000	Nomura Home Equity Loan, Inc. Home Equity Loan Trust, 0.76%, 9/25/35 (n)	727,920
208	Popular ABS Mortgage Pass-Through Trust, 0.26%, 6/25/47 (n)	190,751
1,000	Structured Asset Investment Loan Trust, 0.86%, 6/25/35 (n)	921,514
	Structured Asset Securities Corp. Mortgage Loan Trust (n),
1,000	0.51%, 2/25/36	820,389
1,200	0.62%, 11/25/35	1,017,270
	Wells Fargo Home Equity Asset-Backed Securities Trust (n),
1,500	0.76%, 11/25/35	1,336,556
780	0.87%, 10/25/34	710,602
Total Asset-Backed Securities (cost-$16,948,080)		18,156,736
Senior Loans – 0.1%
	Computers – 0.1%
4,708	Dell, Inc., 4.50%, 4/29/20, Term B (a)(c)(f) (cost-$4,654,749)	4,686,234
Short-Term Investments – 0.6%
	U.S. Treasury Obligations (k)(o) – 0.6%
20,555	U.S. Treasury Bills, 0.074%-0.137%, 1/16/14-10/16/14 (cost-$20,540,305)	20,545,434
	Repurchase Agreements – 0.0%
732	State Street Bank and Trust Co.,
	dated 10/31/13, zero coupon, due 11/1/13,
	proceeds $732,000; collateralized by
	Fannie Mae, 2.20%, due 10/17/22,
	valued at $747,066 including accrued interest (cost-$732,000)	732,000
Total Short-Term Investments (cost-$21,272,305)		21,277,434
Total Investments, before options written and securities sold short (cost-$3,947,687,600) – 125.6%		4,097,515,977

Contracts/ Notional Amount (000s)
Options Written (p) – (0.1)%
	Call Options – (0.0)%
€ 456,000	1-Year Interest Rate Swap (OTC), Receive 6-Month EUR-EURIBOR Floating Rate Index, strike rate 0.40%, expires 3/12/14	(625,635)
$ 184,250	5-Year Interest Rate Swap (OTC), Receive 3-Month USD-LIBOR Floating Rate Index, strike rate 1.30%, expires 3/17/14	(246,029)
160,300	10-Year Interest Rate Swap (OTC), Receive 3-Month USD-LIBOR Floating Rate Index, strike rate 2.50%, expires 1/27/14	(550,053)
		(1,421,717)

26	AllianzGl Managed Accounts Trust Annual Report	| 10.31.13

Schedule of Investments

Fixed Income SHares: Series C

October 31, 2013 (continued)

Contracts/ Notional Amount (000s)		Value
	Put Options – (0.1)%
€456,000	1-Year Interest Rate Swap (OTC), Pay 6-Month EUR-EURIBOR Floating Rate Index, strike rate 0.40%, expires 3/12/14	$(348,448)
$769,400	2-Year Interest Rate Swap (OTC), Pay 3-Month USD-LIBOR Floating Rate Index, strike rate 2.00%, expires 3/31/14	(887,995)
268	3-Year EURODOLLAR Mid Curve Futures, (CME), strike price $97.375, expires 3/14/14	(93,350)
184,250	5-Year Interest Rate Swap (OTC), Pay 3-Month USD-LIBOR Floating Rate Index, strike rate 1.90%, expires 3/17/14	(949,588)
110,600	10-Year Interest Rate Swap (OTC), Pay 3-Month USD-LIBOR Floating Rate Index, strike rate 3.50%, expires 1/27/14	(150,593)
		(2,429,974)
Total Options Written (premiums received-$5,860,876)		(3,851,691)

Principal Amount (000s)
Securities Sold Short – (0.9)%
	U.S. Government Agency Securities – (0.9)%
$ 27,000	Fannie Mae, 4.50%,
	MBS, TBA, 30 Year (proceeds received-$28,852,031)	(28,911,095)
Total Investments, net of options written and securities sold short (cost-$3,912,974,693) – 124.6%		4,064,753,191
Other liabilities in excess of other assets – (24.6)%		(803,702,748)
Net Assets – 100.0%		$3,261,050,443

Notes to Schedule of Investments:

(a)	Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $380,138,244, representing 11.7% of net assets.

(b)	Illiquid.

(c)	These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Portfolio is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on October 31, 2013.

(d)	Pre-refunded bonds are collateralized by U.S. Government or other eligible securities which are held in escrow and used to pay principal and interest and retire the bonds at the earliest refunding date (payment date).

(e)	144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(f)	When-issued or delayed-delivery. To be settled/delivered after October 31, 2013.

(g)	In default.

(h)	Fair-Valued–Securities with an aggregate value of $1,788, representing less than 0.05% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(i)	Perpetual maturity. The date shown, if any, is the next call date. For Corporate Bonds & Notes the interest rate is fixed until the first call date and variable thereafter.

(j)	Inflationary Bonds–Principal amount of security is adjusted for inflation/deflation.

10.31.13	| AllianzGl Managed Accounts Trust Annual Report	27

Schedule of Investments

Fixed Income SHares: Series C

October 31, 2013 (continued)

(k)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives, securities sold short and/or when-issued or delayed-delivery securities.

(l)	All or partial amount transferred for the benefit of the counterparty as collateral for reverse repurchase agreements.

(m)	Restricted. The aggregate acquisition cost of such securities is $52,406,131. The aggregate value is $53,551,259, representing 1.6% of net assets.

(n)	Variable or Floating Rate Security–Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on October 31, 2013.

(o)	Rates reflect the effective yields at purchase date.

(p)	Non-income producing.

(q)	Futures contracts outstanding at October 31, 2013:

	Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation
Long:	10-Year U.S. Treasury Note Futures	2,500	$318,398	12/19/13	$9,645,738
	Financial Futures Euro-90 day	278	69,045	6/15/15	155,830
	Financial Futures Euro-90 day	5,227	1,293,878	12/14/15	1,282,158
Short:	90-Day EURIBOR Futures	(690)	(421)	12/1/14	123,973

					$11,207,699

(r)	At October 31, 2013, the Portfolio pledged cash collateral of $2,754,000 for futures contracts.

(s)	Transactions in options written for the year ended October 31, 2013:

	Contracts	Notional Amount (000s)	Notional Amount (000s)	Notional Amount (000s)	Premiums
Options outstanding, October 31, 2012	–	$667,600	€–	£–	$10,135,275
Options written	268	5,541,400	1,037,600	36,200	26,869,514
Options expired	–	(2,971,600)	(125,600)	(36,200)	(19,335,250)
Options exercised	–	(1,828,600)	–	–	(11,808,663)

Options outstanding, October 31, 2013	268	$1,408,800	€912,000	£–	$5,860,876

(t)	Credit default swap agreements outstanding at October 31, 2013:

OTC buy protection swap agreements:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s)(1)	Credit Spread	Termination Date	Payments Made	Value(2)	Upfront Premiums Paid	Unrealized Depreciation
Bank of America:
DTE Energy	$5,000	0.33%	6/20/16	(0.97)%	$(90,263)	$–	$(90,263)
Deutsche Bank:
Morgan Stanley	13,300	0.69%	12/20/16	(1.00)%	(144,136)	1,594,469	(1,738,605)

					$(234,399)	$1,594,469	$(1,828,868)

OTC sell protection swap agreements:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s)(1)	Credit Spread	Termination Date	Payments Received	Value(2)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Bank of America:
China Government International Bond	$2,000	0.40%	9/20/16	1.00%	$37,070	$10,371	$26,699
Barclays Bank:
Ally Financial, Inc.	20,500	2.15%	3/20/20	5.00%	3,406,348	3,478,114	(71,766)
China Government International Bond	28,800	0.25%	9/20/15	1.00%	442,826	271,506	171,320

28	AllianzGl Managed Accounts Trust Annual Report	| 10.31.13

Schedule of Investments

Fixed Income SHares: Series C

October 31, 2013 (continued)

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s)(1)	Credit Spread	Termination Date	Payments Received	Value(2)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
China Government International Bond	$6,000	0.40%	9/20/16	1.00%	$111,208	$31,114	$80,094
Dow Jones CDX.EM-15 5-Year Index	5,700	2.72%	6/20/16	5.00%	362,142	769,500	(407,358)
BNP Paribas:
China Government International Bond	17,500	0.25%	9/20/15	1.00%	269,079	161,043	108,036
General Electric	15,200	0.15%	12/20/13	4.90%	187,030	–	187,030
General Electric	900	0.29%	9/20/15	1.00%	13,116	(45,701)	58,817
Citigroup:
China Government International Bond	6,300	0.25%	9/20/15	1.00%	96,868	58,011	38,857
China Government International Bond	4,000	0.40%	9/20/16	1.00%	74,140	20,743	53,397
El Paso Corp.	2,700	0.35%	3/20/14	5.00%	64,482	(133,380)	197,862
United Kingdom Gilt	16,200	0.06%	6/20/15	1.00%	270,988	132,275	138,713
United Kingdom Gilt	33,500	0.12%	6/20/16	1.00%	825,085	415,748	409,337
Credit Suisse First Boston:
China Government International Bond	4,700	0.19%	3/20/15	1.00%	58,818	51,098	7,720
China Government International Bond	4,000	0.40%	9/20/16	1.00%	74,140	19,751	54,389
United Kingdom Gilt	13,000	0.07%	9/20/15	1.00%	246,222	133,971	112,251
Deutsche Bank:
Ally Financial, Inc.	10,000	2.15%	3/20/20	5.00%	1,661,633	1,809,445	(147,812)
BP Capital Markets	€4,000	0.63%	12/20/18	1.00%	107,817	106,215	1,602
France Government International Bond	$3,800	0.13%	9/20/15	0.25%	9,539	(138,576)	148,115
France Government International Bond	31,100	0.19%	3/20/16	0.25%	57,380	(1,104,012)	1,161,392
General Electric	7,700	0.15%	12/20/13	3.80%	73,108	–	73,108
Procter & Gamble	3,000	0.03%	3/20/14	1.27%	18,934	–	18,934
Goldman Sachs:
Brazilian Government International Bond	1,200	1.56%	3/20/18	1.00%	(26,778)	(14,522)	(12,256)
California State Municipal Bond	3,300	0.93%	12/20/18	1.63%	115,739	–	115,739
California State Municipal Bond	25,000	0.93%	12/20/18	1.65%	901,252	–	901,252
El Paso Corp.	350	0.45%	9/20/14	5.00%	16,280	(27,125)	43,405
France Government International Bond	25,900	0.19%	3/20/16	0.25%	47,786	(866,475)	914,261
HSBC Bank:
China Government International Bond	6,200	0.25%	9/20/15	1.00%	95,330	57,090	38,240
China Government International Bond	3,000	0.25%	9/20/15	1.00%	46,128	(41,619)	87,747
JPMorgan Chase:
American Express	2,800	0.09%	3/20/14	2.75%	37,926	–	37,926
Brazilian Government International Bond	12,000	1.49%	12/20/17	1.00%	(219,692)	–	(219,692)
China Government International Bond	22,000	0.19%	3/20/15	1.00%	275,320	254,939	20,381
France Government International Bond	4,900	0.13%	9/20/15	0.25%	12,300	(171,695)	183,995

10.31.13	| AllianzGl Managed Accounts Trust Annual Report	29

Schedule of Investments

Fixed Income SHares: Series C

October 31, 2013 (continued)

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s)(1)	Credit Spread	Termination Date	Payments Received	Value(2)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Morgan Stanley:
China Government International Bond	$17,200	0.25%	9/20/15	1.00%	$264,467	$137,396	$127,071
France Government International Bond	22,300	0.25%	9/20/16	0.25%	9,706	(1,052,990)	1,062,696
Royal Bank of Scotland:
China Government International Bond	41,500	0.25%	9/20/15	1.00%	638,102	379,144	258,958

					$10,681,839	$4,701,379	$5,980,460

(1)	This represents the maximum potential amount the Portfolio could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(2)	The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at October 31, 2013 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(u)	Interest rate swap agreements outstanding at October 31, 2013:

OTC swap agreements:

	Notional Amount (000s)	Termination Date	Rate Type			Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Swap Counterparty			Payments Made	Payments Received	Value
Bank of America	BRL 201,900	1/2/17	BRL-CDI-Compounded	8.42%	$(5,241,458)	$249,148	$(5,490,606)
Bank of America	MXN 258,000	9/13/17	28-Day Mexico Interbank TIIE Banxico	5.50%	428,840	46,749	382,091
Barclays Bank	750,000	9/13/17	28-Day Mexico Interbank TIIE Banxico	5.50%	1,246,627	143,088	1,103,539
Barclays Bank	91,800	4/9/19	28-Day Mexico Interbank TIIE Banxico	7.78%	777,548	3,208	774,340
Deutsche Bank	BRL 100	1/2/15	BRL-CDI-Compounded	7.62%	(1,299)	(246)	(1,053)
Deutsche Bank	AUD 188,640	12/15/15	6-Month Australian Bank Bill	5.00%	8,864,931	(2,459,889)	11,324,820
Goldman Sachs	BRL 295,000	1/2/17	BRL-CDI-Compounded	8.72%	(6,801,615)	(510,423)	(6,291,192)
HSBC Bank	MXN 2,250,000	9/6/16	28-Day Mexico Interbank TIIE Banxico	5.60%	5,222,026	666,135	4,555,891
HSBC Bank	BRL 195,300	1/2/17	BRL-CDI-Compounded	8.32%	(5,325,801)	132,805	(5,458,606)
JPMorgan Chase	283,000	1/2/17	BRL-CDI-Compounded	8.82%	(6,207,032)	–	(6,207,032)
Morgan Stanley	MXN 1,500,000	9/6/16	28-Day Mexico Interbank TIIE Banxico	5.60%	3,481,351	373,129	3,108,222

					$(3,555,882)	$(1,356,296)	$(2,199,586)

30	AllianzGl Managed Accounts Trust Annual Report	| 10.31.13

Schedule of Investments

Fixed Income SHares: Series C

October 31, 2013 (continued)

Centrally cleared swap agreements:

	Notional Amount (000s)	Termination Date	Rate Type		Value	Unrealized Appreciation (Depreciation)
Broker (Exchange)			Payments Made	Payments Received
Credit Suisse First Boston (CME)	€4,000	9/16/19	6-Month EUR-EURIBOR	4.00%	$870,076	$267,477
Goldman Sachs (CME)	$211,700	12/18/43	3.50%	3-Month USD-LIBOR	5,095,858	(8,533,482)
Goldman Sachs (CME)	369,000	12/18/43	3.25%	3-Month USD-LIBOR	26,943,373	(5,056,807)
Morgan Stanley (CME)	57,600	6/19/43	2.75%	3-Month USD-LIBOR	9,004,680	5,020,649
Morgan Stanley (CME)	89,400	12/18/43	3.25%	3-Month USD-LIBOR	6,527,744	(1,464,616)

					$48,441,731	$(9,766,779)

(v)	Forward foreign currency contracts outstanding at October 31, 2013:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value October 31, 2013	Unrealized Appreciation (Depreciation)
Purchased:
189,232,000 Australian Dollar settling 11/4/13	UBS	$179,542,564	$178,852,644	$(689,920)
41,095,803 Brazilian Real settling 11/4/13	BNP Paribas	18,679,911	18,344,703	(335,208)
286,964,018 Brazilian Real settling 11/4/13	Credit Suisse First Boston	131,261,240	128,097,500	(3,163,740)
143,575,521 Brazilian Real settling 11/4/13	Deutsche Bank	65,634,524	64,090,492	(1,544,032)
40,953,049 Brazilian Real settling 11/4/13	Morgan Stanley	18,593,049	18,280,979	(312,070)
511,455,000 Chilean Peso settling 12/5/13	HSBC Bank	979,424	993,792	14,368
85,000,000 Chinese Yuan Renminbi settling 4/25/14	Royal Bank of Scotland	13,903,656	13,877,322	(26,334)
30,000,000 Chinese Yuan Renminbi settling 4/25/14	Royal Bank of Scotland	4,888,780	4,897,878	9,098
109,521,000 Euro settling 11/4/13	Barclays Bank	150,865,178	148,702,060	(2,163,118)
6,905,000 Euro settling 11/4/13	HSBC Bank	9,375,057	9,375,259	202
1,584,921,000 Japanese Yen settling 11/18/13	Bank of America	16,172,663	16,119,410	(53,253)
15,000,000 Mexican Peso settling 12/17/13	Barclays Bank	1,136,794	1,145,797	9,003
4,799,110 Mexican Peso settling 12/17/13	JPMorgan Chase	361,976	366,587	4,611
1,040,000 Norwegian Krone settling 11/14/13	HSBC Bank	176,066	174,637	(1,429)
1,602,923 Polish Zloty settling 11/13/13	Barclays Bank	499,298	520,107	20,809
Sold:
189,232,000 Australian Dollar settling 11/4/13	Deutsche Bank	176,931,920	178,852,644	(1,920,724)
189,232,000 Australian Dollar settling 12/3/13	UBS	179,202,705	178,514,213	688,492
41,095,803 Brazilian Real settling 11/4/13	BNP Paribas	18,657,861	18,344,703	313,158
41,095,803 Brazilian Real settling 1/3/14	BNP Paribas	18,433,571	18,100,616	332,955
286,964,019 Brazilian Real settling 11/4/13	Credit Suisse First Boston	123,595,495	128,097,500	(4,502,005)

10.31.13	| AllianzGl Managed Accounts Trust Annual Report	31

Schedule of Investments

Fixed Income SHares: Series C

October 31, 2013 (continued)

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value October 31, 2013	Unrealized Appreciation (Depreciation)
143,245,744 Brazilian Real settling 12/3/13	Credit Suisse First Boston	$65,581,204	$63,496,674	$2,084,530
143,575,521 Brazilian Real settling 11/4/13	Deutsche Bank	65,184,564	64,090,492	1,094,072
143,575,521 Brazilian Real settling 12/3/13	Deutsche Bank	65,215,653	63,642,854	1,572,799
40,953,049 Brazilian Real settling 11/4/13	Morgan Stanley	17,933,940	18,280,979	(347,039)
18,474,000 British Pound settling 12/12/13	Royal Bank of Scotland	28,855,465	29,612,755	(757,290)
115,000,000 Chinese Yuan Renminbi settling 4/25/14	Deutsche Bank	18,130,222	18,775,200	(644,978)
109,521,000 Euro settling 12/3/13	Barclays Bank	150,875,801	148,711,588	2,164,213
116,390,000 Euro settling 11/4/13	Goldman Sachs	157,516,486	158,028,439	(511,953)
36,000 Euro settling 11/4/13	HSBC Bank	49,566	48,879	687

				$(8,664,096)

(w)	At October 31, 2013, the Portfolio held $21,542,000 in cash as collateral and U.S. Treasury Obligations valued at $1,289,541 and pledged cash collateral of $14,537,000 for derivative contracts. Cash collateral held may be invested in accordance with the Portfolio’s investment strategy. Securities held as collateral will not be pledged and are not reflected in the Schedule of Investments.

(x)	Open reverse repurchase agreements at October 31, 2013:

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
Bank of Nova Scotia	0.07%	10/23/13	11/13/13	$187,851,162	$187,847,875
Royal Bank of Scotland	0.05	10/22/13	11/12/13	5,656,079	5,656,000
	0.11	10/31/13	12/2/13	115,141,477	115,141,125

					$308,645,000

(y)	The weighted average daily balance of reverse repurchase agreements during the year ended October 31, 2013 was $137,714,280 at a weighted average interest rate of 0.04%. Total value of underlying collateral (refer to the Schedule of Investments for positions transferred for the benefit of the counterparty as collateral) for open reverse repurchase agreements at October 31, 2013 was $307,586,659.

At October 31, 2013, the Portfolio held U.S. Treasury Obligations valued at $54,428 as collateral for open reverse repurchase agreements. Securities held as collateral will not be pledged and are not reflected in the Schedule of Investments.

(z)	The weighted average borrowing for sale-buybacks during the year ended October 31, 2013 was $137,206,860 at a weighted average interest rate of 0.02%.

(aa)	Fair Value Measurements-See Note 1(b) in the Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 10/31/13
Investments in Securities – Assets
Corporate Bonds & Notes:
Airlines	$–	$34,173,795	$1,428,026	$35,601,821
Diversified Financial Services	–	365,682,690	349,195	366,031,885
All Other	–	1,310,566,227	–	1,310,566,227
U.S. Treasury Obligations	–	1,499,501,302	–	1,499,501,302
Municipal Bonds	–	353,736,802	–	353,736,802
Sovereign Debt Obligations	–	342,710,772	–	342,710,772
Mortgage-Backed Securities	–	99,039,429	427	99,039,856
U.S. Government Agency Securities	–	46,206,908	–	46,206,908
Asset-Backed Securities	–	18,155,375	1,361	18,156,736
Senior Loans	–	4,686,234	–	4,686,234
Short-Term Investments	–	21,277,434	–	21,277,434
	–	4,095,736,968	1,779,009	4,097,515,977

32	AllianzGl Managed Accounts Trust Annual Report	| 10.31.13

Schedule of Investments

Fixed Income SHares: Series C

October 31, 2013 (continued)

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 10/31/13
Investment in Securities – Liabilities
Options Written, at value:
Interest Rate Contracts	$–	$(3,758,341)	$–	$(3,758,341)
Market Price	–	(93,350)	–	(93,350)
Securities Sold Short, at value	–	(28,911,095)	–	(28,911,095)
	–	(32,762,786)	–	(32,762,786)
Other Financial Instruments* – Assets
Credit Contracts	–	6,839,344	–	6,839,344
Foreign Exchange Contracts	–	8,308,997	–	8,308,997
Interest Rate Contracts	11,207,699	26,537,029	–	37,744,728
	11,207,699	41,685,370	–	52,893,069
Other Financial Instruments*– Liabilities
Credit Contracts	–	(2,687,752)	–	(2,687,752)
Foreign Exchange Contracts	–	(16,973,093)	–	(16,973,093)
Interest Rate Contracts	–	(38,503,394)	–	(38,503,394)
	–	(58,164,239)	–	(58,164,239)
Totals	$11,207,699	$4,046,495,313	$1,779,009	$4,059,482,021

At October 31, 2013, there were no transfers between Levels 1 and 2.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended October 31, 2013, was as follows:

	Beginning Balance 10/31/12	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)		Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3**	Transfers out of Level 3	Ending Balance 10/31/13
Investments in Securities – Assets
Corporate Bonds & Notes:
Airlines	$90,931	$–	$(85,785)	$(806)	$(9,894)		$5,554	$1,428,026	$–	$1,428,026
Diversified Financial Services	359,307	–	(78,204)	–	–		68,092	–	–	349,195
Electric Utilities	2,661,829	–	(2,586,044)	–	88,550		(164,335)	–	–	–
Mortgage-Backed Securities	22,003	–	–	521	(36,759	)†	14,662	–	–	427
Asset-Backed Securities	–	–	–	–	–		–	1,361	–	1,361
Totals	$3,134,070	$–	$(2,750,033)	$(285)	$41,897		$(76,027)	$1,429,387	$–	$1,779,009

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at October 31, 2013.

	Ending Balance at 10/31/13	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities – Assets
Corporate Bonds & Notes	$1,777,221	Third-Party Pricing Vendor	Single Broker Quote	$60.25 –$113.00
Mortgage-Backed Securities	427	Benchmark Pricing	Security Price Reset	$0.20
Asset-Backed Securities	1,361	Benchmark Pricing	Security Price Reset	$49.01

†	Relates to paydown shortfall.

*	Other financial instruments are derivatives, such as futures contracts, swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

**	Transferred out of Level 2 into Level 3 because an evaluated price with observable inputs from a third-party pricing vendor was not available.

10.31.13	| AllianzGl Managed Accounts Trust Annual Report	33

Schedule of Investments

Fixed Income SHares: Series C

October 31, 2013 (continued)

The net change in unrealized appreciation/depreciation of Level 3 investments held at October 31, 2013, was $73,726. Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statement of Operations.

(ab)	The following is a summary of the derivative instruments categorized by risk exposure:

The effect of derivatives on the Statement of Assets and Liabilities at October 31, 2013:

Location	Market Price	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation of OTC swaps	$–	$21,248,903	$6,839,344	$–	$28,088,247
Receivable for variation margin on centrally cleared swaps*	–	1,466,180	–	–	1,466,180
Unrealized appreciation of forward foreign currency contracts	–	–	–	8,308,997	8,308,997
Total asset derivatives	$–	$22,715,083	$6,839,344	$8,308,997	$37,863,424
Liability derivatives:
Unrealized depreciation of OTC swaps	$–	$(23,448,489)	$(2,687,752)	$–	$(26,136,241)
Options written, at value	(93,350)	(3,758,341)	–	–	(3,851,691)
Payable for variation margin on futures contracts**	–	(156,362)	–	–	(156,362)
Unrealized depreciation of forward foreign currency contracts	–	–	–	(16,973,093)	(16,973,093)
Total liability derivatives	$(93,350)	$(27,363,192)	$(2,687,752)	$(16,973,093)	$(47,117,387)

*	Included in net unrealized depreciation of $9,766,779 on centrally cleared swaps as reported in note (u) of the Notes to Schedule of Investments.

**	Included in net unrealized appreciation of $11,207,699 on futures contracts as reported in note (q) of the Notes to Schedule of Investments.

The effect of derivatives on the Statement of Operations for the year ended October 31, 2013:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Net realized gain on:
Futures contracts	$20,125,192	$–	$–	$20,125,192
Options written	12,987,420	2,049,206	4,298,624	19,335,250
Swaps	74,492,405	4,624,403	–	79,116,808
Foreign currency transactions (forward foreign currency contracts)	–	–	15,065,261	15,065,261
Total net realized gain	$107,605,017	$6,673,609	$19,363,885	$133,642,511
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(1,046,508)	$–	$–	$(1,046,508)
Options written	1,459,929	–	–	1,459,929
Swaps	(56,110,486)	(2,565,313)	–	(58,675,799)
Foreign currency transactions (forward foreign currency contracts)	–	–	(13,258,175)	(13,258,175)
Total net change in unrealized depreciation	$(55,697,065)	$(2,565,313)	$(13,258,175)	$(71,520,553)

34	AllianzGl Managed Accounts Trust Annual Report	| 10.31.13

Schedule of Investments

Fixed Income SHares: Series C

October 31, 2013 (continued)

The average volume (measured at each fiscal quarter-end) of derivative activity during the year ended October 31, 2013:

Options Written(1)	Options Written(2)	Futures Contracts(1)		Forward Foreign Currency Contracts (3)		Credit Default Swap Agreements(2)		Interest Rate Swap Agreements(2)
		Long	Short	Purchased	Sold	Buy	Sell
54	$1,488,200	10,723	(138)	$682,272,714	$1,372,607,064	$21,300	$439,769		$477,740
	€572,320						€800	AUD	188,640
	£7,240							BRL	907,020
									€50,400
									£51,160
								MXN	4,849,800

(1)	Number of contracts

(2)	Notional Amount (in thousands)

(3)	U.S. $ Value on origination date

Glossary:

ABS	-	Asset-Backed Securities
AUD	-	Australian Dollar
BRL	-	Brazilian Real
	£-	British Pound
CAD	-	Canadian Dollar
CDI	-	Inter-Bank Deposit Certificate
CDX.EM	-	Credit Derivatives Index Emerging Markets
CME	-	Chicago Mercantile Exchange
CMO	-	Collateralized Mortgage Obligation
EUR/€	-	Euro
EURIBOR	-	Euro Inter-Bank Offered Rate
GO	-	General Obligation Bond
GTD	-	Guaranteed
LIBOR	-	London Inter-Bank Offered Rate
MBIA	-	insured by MBIA Insurance Corp.
MBS	-	Mortgage-Backed Securities
MXN	-	Mexican Peso
OTC	-	Over-the-Counter
PSF	-	Public School Fund
TBA	-	To Be Announced
TIIE	-	Inter-Bank Equilibrium Interest Rate

See accompanying Notes to Financial Statements	| 10.31.13 |	AllianzGl Managed Accounts Trust Annual Report	35

Schedule of Investments

Fixed Income SHares: Series M

October 31, 2013

Principal Amount (000s)		Value
U.S. Government Agency Securities – 54.9%
	Fannie Mae,
$6,100	0.37%, 10/27/37, CMO (j)	$6,105,042
26	0.62%, 8/25/21, CMO (j)	26,321
1,167	1.762%, 1/1/34, MBS (j)	1,213,548
560	1.875%, 1/1/20, MBS (j)	582,612
326	1.934%, 1/1/22, MBS (j)	335,352
219	2.046%, 5/1/28, MBS (j)	230,677
15	2.10%, 11/1/32, MBS (j)	14,856
30	2.123%, 10/1/32, MBS (j)	29,788
126	2.165%, 5/1/34, MBS (j)	133,874
69	2.22%, 9/1/27, MBS (j)	72,490
327	2.241%, 9/1/32, MBS (j)	346,786
169	2.251%, 5/1/33, MBS (j)	179,526
87	2.26%, 1/1/33, MBS (j)	91,555
217	2.297%, 9/1/35, MBS (j)	226,330
345	2.302%, 1/1/33, MBS (j)	364,136
18	2.307%, 9/1/32, MBS (j)	17,832
276	2.389%, 2/1/33, MBS (j)	277,962
108	2.467%, 12/1/34, MBS (j)	115,103
14	2.50%, 5/1/17, MBS (j)	14,508
217	2.54%, 12/1/32, MBS (j)	215,939
146	2.55%, 10/1/34, MBS (j)	153,249
22	2.557%, 6/1/20, MBS (j)	22,995
1,330	2.615%, 11/1/35, MBS (j)	1,415,739
504	2.715%, 4/1/35, MBS (j)	536,535
32	2.759%, 5/1/18, MBS (j)	33,363
22	2.765%, 1/1/18, MBS (j)	22,919
22	3.185%, 3/25/41, CMO (j)	22,135
280,000	3.50%, MBS, TBA, 30 Year (e)	287,116,562
21	3.554%, 5/25/42, CMO (j)	21,817
419,000	4.00%, MBS, TBA, 30 Year (e)	441,351,854
511	4.00%, 11/25/19, CMO	539,745
293,799	4.00%, 9/1/23-1/1/43, MBS	310,161,432
130,000	4.50%, MBS, TBA, 30 Year (e)	139,004,069
267,607	4.50%, 11/1/23-11/1/42, MBS	287,118,482
7,696	4.50%, 11/25/26-10/25/34, CMO	8,413,304
11,600	4.875%, 12/15/16	13,098,036
40,000	5.00%, MBS, TBA, 30 Year (e)	43,400,012
267	5.00%, 9/25/14, CMO	269,524
38,437	5.00%, 9/1/17-4/1/42, MBS	41,801,103
406	5.50%, 2/25/24, CMO	443,306
231	6.00%, 8/1/22-12/1/23, MBS	254,421
15	6.50%, 1/1/25-12/1/28, MBS	17,600
73	6.50%, 7/18/27, CMO	82,205
131	7.00%, 11/1/38, MBS	149,947
50	7.01%, 8/1/22, MBS	52,097

36	AllianzGl Managed Accounts Trust Annual Report	| 10.31.13

Schedule of Investments

Fixed Income SHares: Series M

October 31, 2013 (continued)

Principal Amount (000s)		Value
$3	7.925%, 2/1/25, MBS (j)	$2,978
59	11.00%, 7/15/20, MBS	61,750
	Freddie Mac,
83	0.624%, 8/15/29-12/15/31, CMO (j)	83,251
10	0.674%, 9/15/30, CMO (j)	9,983
13	0.724%, 3/15/32, CMO (j)	13,028
245	0.824%, 3/15/20-2/15/24, CMO (j)	244,832
4	0.874%, 10/15/19, CMO (j)	4,107
1	1.124%, 12/15/13, CMO (j)	1,303
48	1.324%, 9/15/22, CMO (j)	48,011
14	1.524%, 8/15/23, CMO (j)	13,957
99	1.988%, 8/1/32, MBS (j)	100,475
3,796	2.041%, 6/1/35, MBS (j)	4,037,626
24	2.25%, 8/1/29, MBS (j)	24,942
92	2.323%, 2/1/33, MBS (j)	97,886
1,129	2.327%, 10/1/35, MBS (j)	1,207,032
110	2.334%, 4/1/32, MBS (j)	110,674
157	2.344%, 2/1/29, MBS (j)	166,743
355	2.354%, 5/1/34, MBS (j)	376,650
261	2.371%, 3/1/32, MBS (j)	263,915
225	2.375%, 1/1/32-10/1/32, MBS (j)	233,974
15	2.464%, 7/1/29, MBS (j)	15,901
10	2.473%, 1/1/33, MBS (j)	9,911
64	2.625%, 10/1/32, MBS (j)	65,013
12	2.643%, 7/1/32, MBS (j)	12,908
14	2.663%, 8/1/32, MBS (j)	14,595
7,300	3.75%, 3/27/19	8,097,686
17	4.50%, 5/15/18, CMO	18,455
7,203	5.50%, 3/15/34-5/15/36, CMO	8,011,065
712	6.00%, 8/15/16-12/15/28, CMO	783,938
314	6.50%, 8/15/16-7/15/31, CMO	356,648
21	7.00%, 4/1/29-6/1/30, MBS	24,275
89	7.50%, 8/15/30, CMO	104,353
	Ginnie Mae,
21	0.523%, 6/20/32, CMO (j)	21,091
1,264	1.625%, 3/20/17-6/20/32, MBS (j)	1,315,224
867	1.75%, 8/20/17-7/20/29, MBS (j)	901,468
165	2.00%, 5/20/18-9/20/27, MBS (j)	173,972
36	2.125%, 6/20/22, MBS (j)	37,851
27	2.50%, 1/20/18-9/20/21, MBS (j)	27,799
77	3.00%, 4/20/19-8/20/25, MBS (j)	80,547
3	4.50%, 8/20/18, MBS (j)	3,287
2	6.50%, 5/15/23-12/15/23, MBS	2,021
12,587	SLM Student Loan Trust, 1.738%, 4/25/23, ABS (j)	12,960,956
16,750	Small Business Administration Participation Certificates, 5.23%, 3/1/27, ABS	18,369,792
871	Vendee Mortgage Trust, 6.50%, 9/15/24, CMO	998,683
Total U.S. Government Agency Securities (cost-$1,626,305,905)		1,645,607,244

10.31.13	| AllianzGl Managed Accounts Trust Annual Report	37

Schedule of Investments

Fixed Income SHares: Series M

October 31, 2013 (continued)

Principal Amount (000s)		Value
Corporate Bonds & Notes – 19.2%
	Banking – 8.6%
$563	Achmea Hypotheekbank NV, 3.20%, 11/3/14 (a)(d)	$578,985
600	American Express Bank FSB, 6.00%, 9/13/17	698,009
8,295	Bank of America Corp., 0.594%, 8/15/16 (j)	8,095,580
300	5.00%, 5/13/21	330,497
18,600	5.625%, 7/1/20	21,339,259
20,000	5.70%, 1/24/22	22,989,100
21,700	5.75%, 12/1/17	24,827,946
15,680	Bank of Nova Scotia, 1.65%, 10/29/15 (a)(d)	16,029,648
	Citigroup, Inc.,
4,700	1.964%, 5/15/18 (j)	4,892,207
1,550	4.587%, 12/15/15	1,660,371
17,900	6.125%, 5/15/18	20,859,389
12,700	6.375%, 8/12/14	13,259,791
1,900	Commonwealth Bank of Australia, 2.90%, 9/17/14 (a)(d)	1,943,776
1,600	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (a)(d), 3.20%, 3/11/15	1,656,014
36,900	4.75%, 1/15/20	40,408,267
4,200	Dexia Credit Local S.A., 2.75%, 1/10/14 (a)(d)	4,217,636
6,700	ICICI Bank Ltd., 4.75%, 11/25/16 (a)(d)	7,004,220
	JPMorgan Chase & Co.,
35,000	0.882%, 2/26/16 (j)	35,149,170
500	3.15%, 7/5/16	525,456
6,400	Morgan Stanley, 6.00%, 4/28/15	6,859,059
16,323	UBS AG, 4.875%, 8/4/20	18,387,566
7,600	Wachovia Corp., 0.524%, 6/15/17 (j)	7,531,364
		259,243,310
	Commercial Services – 0.2%
4,700	Stanford University, 4.75%, 5/1/19	5,399,294
	Diversified Financial Services – 3.5%
	Bear Stearns Cos. LLC,
30,600	6.40%, 10/2/17	35,809,742
19,000	7.25%, 2/1/18	22,928,478
19,600	HSBC Finance Corp., 6.676%, 1/15/21	22,804,620
8,200	MassMutual Global Funding II, 2.875%, 4/21/14 (a)(d)	8,302,500
	Merrill Lynch & Co., Inc.,
200	5.00%, 1/15/15	209,663
400	5.45%, 7/15/14	413,339
10,000	OMX Timber Finance Investments I LLC, 5.42%, 1/29/20 (a)(b)(d)(i) (acquisition cost-$10,780,800; purchased 10/6/10)	11,000,000
4,500	SLM Corp., 5.375%, 5/15/14	4,601,250
		106,069,592
	Electric Utilities – 0.1%
2,600	Electricite de France S.A., 6.50%, 1/26/19 (a)(d)	3,130,676
	Food & Beverage – 0.0%
443	Mondelez International, Inc., 6.125%, 2/1/18	514,693

38	AllianzGl Managed Accounts Trust Annual Report	| 10.31.13

Schedule of Investments

Fixed Income SHares: Series M

October 31, 2013 (continued)

Principal Amount (000s)		Value
	Healthcare-Services – 0.5%
$12,300	Roche Holdings, Inc., 6.00%, 3/1/19 (a)(d)	$14,708,328
	Insurance – 1.6%
£455	American International Group, Inc.,
	6.765%, 11/15/17	857,633
$21,700	8.25%, 8/15/18	27,500,671
1,500	Ohio National Financial Services, Inc., 6.375%, 4/30/20 (a)(d)	1,708,752
16,400	Stone Street Trust, 5.902%, 12/15/15 (a)(d)	17,712,295
		47,779,351
	Investment Companies – 0.4%
10,000	Temasek Financial I Ltd., 4.30%, 10/25/19	11,014,260
	Oil & Gas – 0.4%
	Gaz Capital S.A. for Gazprom,
4,750	6.212%, 11/22/16	5,240,200
2,000	8.125%, 7/31/14	2,108,400
185	Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 6/30/21 (a)(d)	195,637
2,250	Petroleos Mexicanos, 6.50%, 6/2/41	2,407,500
1,100	Rosneft Finance S.A., 6.25%, 2/2/15	1,166,000
		11,117,737
	Pharmaceuticals – 0.6%
8,000	Novartis Securities Investment Ltd., 5.125%, 2/10/19	9,224,544
8,700	Pfizer, Inc., 6.20%, 3/15/19	10,522,702
		19,747,246
	Real Estate – 0.1%
2,000	Qatari Diar Finance Co., 5.00%, 7/21/20	2,225,000
	Retail – 0.1%
2,349	Macy’s Retail Holdings, Inc., 7.875%, 7/15/15	2,614,864
	Telecommunications – 3.0%
32,100	AT&T, Inc., 5.50%, 2/1/18	36,639,711
	Verizon Communications, Inc.,
5,400	4.50%, 9/15/20	5,851,024
43,000	5.15%, 9/15/23	46,725,606
		89,216,341
	Tobacco – 0.1%
	Altria Group, Inc.,
1,790	9.25%, 8/6/19	2,391,216
507	9.70%, 11/10/18	681,353
		3,072,569
Total Corporate Bonds & Notes (cost-$530,749,863)		575,853,261
U.S. Treasury Obligations – 19.0%
	U.S. Treasury Inflation Indexed Bonds (g),
35,776	2.125%, 2/15/41	42,736,524
11,568	3.625%, 4/15/28	16,040,109
	U.S. Treasury Notes,
112,600	1.00%, 5/31/18	111,676,342
168,500	1.375%, 6/30/18 (h)	169,704,438
129,800	1.375%, 2/28/19	129,465,376

10.31.13	| AllianzGl Managed Accounts Trust Annual Report	39

Schedule of Investments

Fixed Income SHares: Series M

October 31, 2013 (continued)

Principal Amount (000s)		Value
$95,400	1.50%, 8/31/18	$96,462,088
5,300	2.00%, 2/15/22	5,190,067
Total U.S. Treasury Obligations (cost-$569,291,599)		571,274,944
Municipal Bonds – 17.8%
	California – 6.8%
11,000	Alameda Cnty. Joint Powers Auth. Rev., 7.046%, 12/1/44, Ser. A	12,609,740
	Bay Area Toll Auth. Rev.,
15,060	5.25%, 4/1/48, Ser. S-4	15,452,765
11,000	6.907%, 10/1/50, Ser. S-3	13,803,900
1,300	6.918%, 4/1/40, Ser. S-1	1,613,274
14,000	7.043%, 4/1/50, Ser. S-1	17,780,700
11,200	Irvine Ranch Water Dist. Rev., Special Assessment, 6.622%, 5/1/40, Ser. B	13,464,192
	Los Angeles Cnty. Metropolitan Transportation Auth. Rev.,
1,850	4.53%, 6/1/22	2,002,847
600	5.735%, 6/1/39	661,926
2,500	Los Angeles Community College Dist., GO, 6.75%, 8/1/49	3,177,750
	Los Angeles Department of Water & Power Rev.,
6,400	6.166%, 7/1/40	6,820,160
22,500	6.603%, 7/1/50	29,007,000
6,500	Los Angeles Unified School Dist., GO, 5.981%, 5/1/27, Ser. J-05	7,479,745
2,000	Napa Valley Unified School Dist., GO, 6.507%, 8/1/43, Ser. B	2,154,660
3,500	Newport Beach, CP, 7.168%, 7/1/40, Ser. B	4,033,505
3,500	Orange Cnty. Local Transportation Auth. Rev., 6.908%, 2/15/41, Ser. A	4,366,565
4,200	Palomar Community College Dist., GO, 7.194%, 8/1/45, Ser. B-1	4,690,728
6,500	Pasadena Public Financing Auth. Rev., 7.148%, 3/1/43, Ser. D	7,375,485
	Riverside Community College Dist., GO, Ser. D-1,
1,550	6.971%, 8/1/35	1,697,762
3,250	7.021%, 8/1/40	3,588,292
1,000	San Diego Redev. Agcy., Tax Allocation, 7.75%, 9/1/40, Ser. A	1,050,470
6,400	San Francisco Public Utilities Commission Water Rev., 5.50%, 11/1/25, Ser. B	7,216,128
	State, GO,
1,200	7.35%, 11/1/39	1,573,872
600	7.50%, 4/1/34	787,674
4,700	7.55%, 4/1/39	6,361,544
10,000	7.625%, 3/1/40	13,591,500
	Univ. of California Rev.,
3,500	5.946%, 5/15/45	3,919,230
2,750	6.296%, 5/15/50	3,026,622
5,100	6.398%, 5/15/31, Ser. H	5,882,646
7,850	6.548%, 5/15/48, Ser. H	9,367,562
		204,558,244
	Colorado – 0.3%
6,800	Denver Urban Renewal Auth., Tax Allocation, 5.00%, 12/1/24, Ser. A-1	7,475,852
	Illinois – 0.1%
2,200	State Toll Highway Auth. Rev., 6.184%, 1/1/34, Ser. A	2,544,432
	Louisiana – 0.2%
4,400	East Baton Rouge Sewerage Commission Rev., 6.087%, 2/1/45	4,594,084

40	AllianzGl Managed Accounts Trust Annual Report	| 10.31.13

Schedule of Investments

Fixed Income SHares: Series M

October 31, 2013 (continued)

Principal Amount (000s)		Value
	Massachusetts – 0.5%
$13,100	School Building Auth. Rev., 5.00%, 8/15/30, Ser. B	$14,365,722
750	Univ. of Massachusetts Building Auth. Rev., 6.423%, 5/1/29	841,507
		15,207,229
	Michigan – 0.0%
1,250	State Univ. Rev., 6.173%, 2/15/50, Ser. A	1,339,588
	New Jersey – 0.0%
1,335	Economic Dev. Auth. Rev., 6.425%, 12/15/35, Ser. CC-1	1,434,671
	New York – 5.4%
	Metropolitan Transportation Auth. Rev.,
2,000	5.00%, 11/15/27, Ser. D	2,148,240
3,500	5.871%, 11/15/39	3,824,730
12,000	6.814%, 11/15/40	14,628,120
8,650	New York City, GO, 6.246%, 6/1/35, Ser. H-1	9,393,121
	New York City Transitional Finance Auth. Rev.,
7,330	4.325%, 11/1/21	7,918,013
16,700	4.525%, 11/1/22	18,252,766
5,000	5.267%, 5/1/27, Ser. G-3	5,543,000
12,400	5.572%, 11/1/38	13,924,580
7,500	5.767%, 8/1/36	8,617,725
14,700	5.932%, 11/1/36	15,831,606
	New York City Water & Sewer System Rev.,
3,000	6.124%, 6/15/42	3,233,100
4,750	Second Generation Resolutions, 5.882%, 6/15/44	5,556,693
5,800	Second Generation Resolutions, 6.282%, 6/15/42	6,341,546
	Port Auth. of New York & New Jersey Rev.,
11,600	5.647%, 11/1/40, Ser. 160	12,586,580
2,500	5.859%, 12/1/24, Ser. 158	2,941,800
	State Dormitory Auth. Rev.,
7,500	5.00%, 2/15/37, Ser. D	7,851,300
2,600	5.00%, 2/15/40, Ser. D	2,716,246
4,000	5.051%, 9/15/27	4,289,360
400	5.50%, 3/15/30	449,956
8,800	State Urban Dev. Corp. Rev., 5.77%, 3/15/39	9,972,512
5,200	Triborough Bridge & Tunnel Auth. Rev., 5.55%, 11/15/40, Ser. A-2	5,475,704
		161,496,698
	Ohio – 0.6%
600	Higher Educational Fac. Commission Rev., Cleveland Clinic Health, 5.00%, 1/1/38	611,634
	State, GO, Ser. Q,
6,015	5.00%, 5/1/26	6,847,837
2,600	5.00%, 5/1/27	2,920,814
6,550	5.00%, 5/1/28	7,281,373
		17,661,658
	Pennsylvania – 0.3%
600	Economic Dev. Financing Auth. Rev., 6.532%, 6/15/39	633,444
8,500	State Public School Building Auth. Rev., 5.426%, 9/15/26, Ser. B	9,393,180
		10,026,624

10.31.13	| AllianzGl Managed Accounts Trust Annual Report	41

Schedule of Investments

Fixed Income SHares: Series M

October 31, 2013 (continued)

Principal Amount (000s)		Value
	Tennessee – 0.0%
$100	Metropolitan Gov’t of Nashville & Davidson Cnty. Water & Sewer Rev., 6.568%, 7/1/37, Ser. B	$121,658
	Texas – 3.3%
	City Public Service Board of San Antonio Rev.,
7,000	5.808%, 2/1/41	8,011,570
4,600	6.308%, 2/1/37	5,061,012
19,000	Municipal Gas Acquisition & Supply Corp. III Rev., 5.00%, 12/15/25	19,502,550
	State, GO, Ser. A,
8,600	4.631%, 4/1/33	8,839,596
3,900	4.681%, 4/1/40	3,978,936
48,600	State Transportation Commission Rev., 5.178%, 4/1/30, Ser. B	53,577,126
		98,970,790
	Washington – 0.3%
6,800	State Convention Center Public Facs. Dist. Rev., 6.79%, 7/1/40	7,469,324
Total Municipal Bonds (cost-$489,980,949)		532,900,852
Mortgage-Backed Securities – 11.2%
	Adjustable Rate Mortgage Trust, CMO (j),
432	2.723%, 11/25/35	351,608
948	4.951%, 11/25/35	872,398
242	4.978%, 1/25/36	225,684
2,322	American General Mortgage Loan Trust, 5.15%, 3/25/58, CMO (a)(d)(j)	2,354,852
	American Home Mortgage Assets Trust, CMO (j),
1,336	0.36%, 9/25/46	943,091
1,079	0.38%, 10/25/46	697,010
1,423	Banc of America Funding Trust, 2.631%, 2/20/36, CMO (j)	1,410,140
1,389	Banc of America Mortgage Trust, 5.50%, 9/25/35, CMO	1,356,738
4,700	BCRR Trust, 5.799%, 8/17/45, CMO (a)(d)(j)	5,198,162
	Bear Stearns Adjustable Rate Mortgage Trust, CMO (j),
341	2.42%, 2/25/36	232,907
2,187	2.43%, 10/25/35	2,130,083
2,540	2.484%, 12/25/46	2,029,707
3,363	2.793%, 3/25/35	3,366,277
184	2.869%, 1/25/34	182,895
703	2.869%, 5/25/47	581,335
48	2.895%, 1/25/35	47,129
189	2.907%, 2/25/34	188,633
	Bear Stearns ALT-A Trust, CMO (j),
799	2.536%, 2/25/36	525,246
450	2.544%, 8/25/36	187,470
163	2.658%, 5/25/35	152,171
4,928	2.693%, 6/25/34	1,787,814
15	Bear Stearns Mortgage Securities, Inc., 6.39%, 3/25/31, CMO (j)	16,371
1,984	Bear Stearns Structured Products, Inc. Trust, 2.045%, 1/26/36, CMO (j)	1,534,595
1,529	Chase Mortgage Finance Trust, 5.664%, 9/25/36, CMO (j)	1,365,599
	Citigroup Commercial Mortgage Trust, CMO (a)(d)(j),
9,862	5.322%, 12/17/49	10,917,821
15,178	5.858%, 7/17/40	16,608,238

42	AllianzGl Managed Accounts Trust Annual Report	| 10.31.13

Schedule of Investments

Fixed Income SHares: Series M

October 31, 2013 (continued)

Principal Amount (000s)			Value
		Citigroup Mortgage Loan Trust, Inc., CMO (j),
$618		2.51%, 10/25/35	$607,353
114		2.595%, 8/25/35	112,309
248		2.704%, 12/25/35	168,083
1,531		2.798%, 9/25/37	1,260,719
15,249		Commercial Mortgage Trust, 3.156%, 7/10/46, CMO (a)(d)	15,755,145
532		Community Program Loan Trust, 4.50%, 4/1/29, CMO	538,751
		Countrywide Alternative Loan Trust, CMO,
576		0.34%, 1/25/37 (j)	463,233
2,905		0.35%, 5/25/47 (j)	2,333,474
2,891		0.353%, 2/20/47 (j)	1,897,282
109		0.383%, 7/20/46 (j)	64,550
4,463		0.39%, 5/25/35 (j)	3,725,166
2,243		0.43%, 12/25/35 (j)	1,920,322
131		0.44%, 5/25/36 (j)	22,325
998		1.148%, 2/25/36 (j)	828,861
257		5.359%, 11/25/35 (j)	196,502
231		6.25%, 11/25/36	198,977
		Countrywide Home Loan Mortgage Pass-Through Trust, CMO,
188		0.40%, 5/25/35 (j)	160,619
196		0.47%, 4/25/46 (j)	31,848
1,398		0.49%, 3/25/35 (j)	1,175,576
932		0.51%, 3/25/36 (j)	489,526
764		0.56%, 2/25/35 (j)	464,704
43		0.71%, 2/25/35 (j)	40,761
932		0.79%, 3/25/35 (j)	815,103
129		2.417%, 2/20/36 (j)	114,318
394		2.662%, 5/20/36 (j)	295,847
327		2.685%, 4/25/35 (j)	86,974
291		4.971%, 10/20/35 (j)	243,042
1,074		5.50%, 7/25/37	918,389
		Credit Suisse First Boston Mortgage Securities Corp., CMO (j),
11		0.804%, 3/25/32 (a)(d)	10,433
231		1.32%, 9/25/34	190,960
		Credit Suisse Mortgage Capital Certificates Mortgage-Backed Trust, CMO (j),
1,900		2.564%, 4/26/38 (a)(d)	1,845,872
27,960		5.761%, 9/15/39	31,133,642
186		Downey Savings & Loan Assoc. Mortgage Loan Trust, 0.493%, 7/19/45, CMO (j)	22,567
1,242		First Horizon Mortgage Pass-Through Trust, 6.25%, 11/25/36, CMO	1,260,528
346		GMAC Mortgage Loan Trust, 3.583%, 11/19/35, CMO (j)	307,124
4,239		Granite Master Issuer PLC, 0.353%, 12/20/54, CMO (j)	4,177,183
		Greenpoint Mortgage Funding Trust, CMO (j),
—	*	0.25%, 10/25/46	14
414		0.37%, 12/25/46	189,284
		GSR Mortgage Loan Trust, CMO (j),
1,082		2.647%, 9/25/35	1,077,627
233		2.66%, 9/25/34	218,169
145		2.823%, 4/25/35	139,212

10.31.13	| AllianzGl Managed Accounts Trust Annual Report	43

Schedule of Investments

Fixed Income SHares: Series M

October 31, 2013 (continued)

Principal Amount (000s)		Value
	Harborview Mortgage Loan Trust, CMO (j),
$89	0.363%, 1/19/38	$70,411
248	0.423%, 1/19/36	164,813
249	0.423%, 1/19/38	67,340
112	0.423%, 9/19/46	16,909
€11,823	Holmes Master Issuer PLC, 1.627%, 10/15/54, CMO (a)(d)(j)	16,122,830
$272	HomeBanc Mortgage Trust, 0.35%, 12/25/36, CMO (j)	232,380
2,443	Impac Secured Assets Trust, 0.32%, 11/25/36, CMO (j)	1,577,446
394	IndyMac INDB Mortgage Loan Trust, 0.47%, 11/25/35, CMO (j)	233,789
	IndyMac Index Mortgage Loan Trust, CMO (j),
137	0.36%, 9/25/46	113,577
636	0.45%, 3/25/35	567,215
214	2.742%, 6/25/35	186,112
3,653	4.624%, 6/25/36	3,504,990
1,370	4.649%, 9/25/35	292,141
2,281	4.687%, 8/25/35	1,897,112
2,088	4.865%, 10/25/35	1,790,488
8,343	JPMorgan Alternative Loan Trust, 0.671%, 6/27/37, CMO (a)(d)(j)	7,100,905
	JPMorgan Chase Commercial Mortgage Securities Trust, CMO,
25,193	2.749%, 11/15/43 (a)(d)	25,948,393
20,000	3.341%, 7/15/46 (a)(d)	20,952,020
22,900	4.106%, 7/15/46 (a)(d)	24,760,098
600	5.336%, 5/15/47	661,020
	JPMorgan Mortgage Trust, CMO (j),
916	2.833%, 9/25/34	935,163
1,459	2.854%, 7/25/35	1,481,424
131	3.78%, 4/25/35	130,278
241	5.13%, 11/25/35	228,714
489	5.152%, 6/25/37	433,805
160	Lehman Mortgage Trust, 5.50%, 11/25/35, CMO	148,654
	Luminent Mortgage Trust, CMO (j),
1,499	0.34%, 12/25/36	1,110,141
490	0.37%, 10/25/46	423,093
252	MASTR Adjustable Rate Mortgages Trust, 0.41%, 5/25/37, CMO (j)	172,178
	MASTR Reperforming Loan Trust, CMO (a)(d),
1,944	7.00%, 5/25/35	1,854,655
1,789	8.00%, 7/25/35	1,854,627
100	Mellon Residential Funding Corp., 2.609%, 10/20/29, CMO (j)	100,219
883	Merrill Lynch Alternative Note Asset Trust, 0.47%, 3/25/37, CMO (j)	375,520
	Merrill Lynch Mortgage Investors Trust, CMO (j),
221	1.414%, 7/25/29	218,441
794	1.666%, 10/25/35	772,445
2,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.893%, 8/12/49, CMO (j)	2,254,412
	Morgan Stanley Capital I Trust, CMO,
38,180	5.332%, 12/15/43	42,012,137
1,100	5.692%, 4/15/49 (j)	1,224,084
239	Morgan Stanley Dean Witter Capital I, Inc. Trust, 1.682%, 3/25/33, CMO (j)	226,474
3,413	NCUA Guaranteed Notes Trust, 0.624%, 10/7/20, CMO (j)	3,429,153

44	AllianzGl Managed Accounts Trust Annual Report	| 10.31.13

Schedule of Investments

Fixed Income SHares: Series M

October 31, 2013 (continued)

Principal Amount (000s)		Value
$930	Nomura Asset Acceptance Corp., 7.50%, 3/25/34, CMO (a)(d)	$1,007,116
1,529	Nomura Asset Acceptance Corp. Alternative Loan Trust, 5.233%, 2/25/36, CMO (j)	1,270,045
36	Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates, 0.43%, 7/25/35, CMO (j)	36,491
	Residential Accredit Loans, Inc., CMO (j),
767	0.34%, 12/25/36	566,316
247	0.38%, 6/25/37	172,258
847	0.42%, 8/25/37	593,486
351	0.47%, 8/25/35	278,488
275	0.57%, 10/25/45	203,286
836	3.248%, 2/25/35	671,018
238	3.748%, 2/25/36	168,663
	Residential Funding Mortgage Securities I, CMO,
2,138	3.511%, 3/25/35 (j)	1,791,507
674	6.00%, 9/25/36	608,927
	Structured Adjustable Rate Mortgage Loan Trust, CMO (j),
952	0.905%, 6/25/34	877,848
997	1.549%, 5/25/35	706,344
133	2.481%, 10/25/34	130,942
13	2.568%, 1/25/36	12,473
6,748	2.717%, 9/25/36	4,222,392
	Structured Asset Mortgage Investments II Trust, CMO (j),
340	0.30%, 3/25/37	254,450
130	0.36%, 6/25/36	104,897
1,082	0.36%, 7/25/46	842,702
1,404	0.39%, 5/25/46	779,222
184	0.43%, 5/25/46	25,683
942	0.873%, 3/19/34	860,405
1,002	Structured Asset Mortgage Investments Trust, 0.913%, 12/19/33, CMO (j)	950,512
	Structured Asset Securities Corp. Mortgage Pass-Through Certificates, CMO (j),
3	1.832%, 5/25/32	3,094
220	2.425%, 2/25/34	214,142
245	Wachovia Mortgage Loan Trust LLC, 5.386%, 10/20/35, CMO (j)	241,382
	WaMu Mortgage Pass-Through Certificates, CMO (j),
19	0.44%, 12/25/45	17,934
611	0.49%, 1/25/45	587,536
512	0.558%, 11/25/34	491,786
2,707	0.578%, 10/25/44	2,520,910
471	0.58%, 11/25/45	418,030
1,410	0.678%, 11/25/34	1,309,216
410	0.899%, 6/25/47	150,625
60	1.348%, 11/25/42	56,551
977	2.427%, 8/25/33	982,919
509	2.456%, 11/25/46	476,294
	Wells Fargo Mortgage-Backed Securities Trust, CMO,
425	0.67%, 7/25/37 (j)	372,379
461	2.617%, 8/25/34 (j)	475,172
1,302	2.618%, 1/25/35 (j)	1,307,567

10.31.13	| AllianzGl Managed Accounts Trust Annual Report	45

Schedule of Investments

Fixed Income SHares: Series M

October 31, 2013 (continued)

Principal Amount (000s)		Value
$2,499	2.633%, 3/25/36 (j)	$2,500,023
8,337	2.653%, 6/25/35 (j)	8,333,622
554	6.00%, 6/25/37	522,199
Total Mortgage-Backed Securities (cost-$324,500,865)		334,528,806
Sovereign Debt Obligations – 3.8%
	Brazil – 0.1%
1,400	Brazilian Development Bank, 3.375%, 9/26/16 (a)(b)(d)(i) (acquisition cost – $1,396,836; purchased 9/19/13)	1,417,500
	Canada – 1.6%
CAD 53,300	Province of Ontario Canada, 2.85%, 6/2/23	49,259,893
	China – 0.3%
	Export-Import Bank of China,
$3,350	4.875%, 7/21/15	3,565,345
4,050	4.875%, 7/21/15 (a)(d)	4,310,342
		7,875,687
	Korea (Republic of) – 0.8%
21,900	Export-Import Bank of Korea, 5.125%, 6/29/20	24,573,223
	Qatar – 1.0%
	Qatar Government International Bond,
3,900	4.00%, 1/20/15 (a)(b)(d)(i) (acquisition cost $4,008,712; purchased 4/22/10)	4,041,375
7,900	5.25%, 1/20/20 (a)(d)	8,986,250
4,600	6.40%, 1/20/40 (a)(d)	5,416,500
9,500	6.55%, 4/9/19	11,447,500
		29,891,625
Total Sovereign Debt Obligations (cost-$112,448,141)		113,017,928
Asset-Backed Securities – 1.7%
212	Access Group, Inc., 1.538%, 10/27/25 (j)	213,051
1,000	ACE Securities Corp. Home Equity Loan Trust, 0.64%, 10/25/35 (j)	763,052
1,000	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates, 0.77%, 8/25/35 (j)	974,509
45	Amortizing Residential Collateral Trust, 0.71%, 6/25/32 (j)	42,697
601	Bayview Financial Asset Trust, 0.57%, 12/25/39 (a)(d)(f)(j)	509,754
35	Bear Stearns Asset-Backed Securities I Trust, 0.25%, 10/25/36 (j)	35,186
2,270	Bear Stearns Asset-Backed Securities Trust, 0.76%, 6/25/43 (j)	2,249,464
40	Cendant Mortgage Corp., 5.966%, 7/25/43 (a)(d)(j)	40,119
1,700	Citigroup Mortgage Loan Trust, Inc., 0.58%, 10/25/35 (j)	1,433,498
	Conseco Financial Corp.,
2,722	6.18%, 4/1/30	2,813,003
1,850	6.81%, 12/1/28 (j)	1,979,861
663	6.87%, 4/1/30 (j)	709,551
1,000	7.06%, 2/1/31 (j)	1,038,268
127	7.40%, 6/15/27	130,206
178	7.55%, 1/15/29 (j)	189,676
	Countrywide Asset-Backed Certificates (j),
8,200	0.31%, 7/25/37	5,809,429

46	AllianzGl Managed Accounts Trust Annual Report	| 10.31.13

Schedule of Investments

Fixed Income SHares: Series M

October 31, 2013 (continued)

Principal Amount (000s)		Value
$3,200	0.39%, 9/25/47	$2,366,115
3	0.64%, 11/25/33 (a)(d)	2,500
840	0.65%, 12/25/31	608,547
99	Delta Funding Home Equity Loan Trust, 0.814%, 8/15/30 (j)	82,462
654	Denver Arena Trust, 6.94%, 11/15/19 (a)(b)(d)(i) (acquisition cost-$668,282; purchased 12/19/05)	679,243
23	EMC Mortgage Loan Trust, 0.91%, 5/25/40 (a)(d)(j)	21,350
	First Franklin Mortgage Loan Trust (j),
890	0.61%, 4/25/35	887,577
708	0.68%, 9/25/35	696,238
1,000	0.98%, 4/25/35 (a)(d)	926,785
1,440	First NLC Trust, 0.63%, 5/25/35 (j)	1,204,238
6	First Plus Home Loan Owner Trust, 7.32%, 11/10/23 (f)	365
	Fremont Home Loan Trust (j),
300	0.44%, 2/25/36	172,146
19	0.96%, 12/25/29	17,745
1,403	GSAMP Trust, 0.29%, 12/25/36 (j)	707,752
	Lehman XS Trust (j),
1,703	0.32%, 4/25/37	1,203,296
42	0.40%, 8/25/46	2,542
204	0.41%, 11/25/46	24,172
728	Long Beach Mortgage Loan Trust, 1.595%, 3/25/32 (j)	672,191
1,456	Merrill Lynch Mortgage Investors Trust, 0.41%, 8/25/37 (j)	815,138
1,183	MESA Trust, 0.97%, 12/25/31 (a)(d)(j)	1,102,779
1,111	Mid-State Capital Corp. Trust, 6.005%, 8/15/37	1,173,233
1,958	Morgan Stanley ABS Capital I, Inc. Trust, 0.32%, 11/25/36 (j)	1,097,635
	Morgan Stanley Mortgage Loan Trust (j),
250	0.40%, 2/25/37	135,224
422	0.53%, 4/25/37	204,122
351	5.75%, 11/25/36	181,725
	New Century Home Equity Loan Trust (j),
692	0.45%, 10/25/35	676,645
1,000	0.62%, 6/25/35	892,674
200	RAAC, 0.57%, 6/25/47 (j)	181,605
	Residential Asset Mortgage Products, Inc.,
1,926	5.524%, 7/25/34	1,589,214
2,519	5.634%, 1/25/34	2,661,260
	Residential Asset Securities Corp. (j),
1,000	0.34%, 11/25/36	790,090
1,000	0.45%, 6/25/36	764,910
2,388	0.815%, 3/25/35	2,168,429
86	7.14%, 4/25/32	4,383
215	SACO I, Inc., 0.93%, 11/25/35 (j)	213,798
527	Salomon Mortgage Loan Trust, 1.07%, 11/25/33 (j)	492,996
719	Securitized Asset-Backed Receivables LLC Trust, 0.31%, 5/25/36 (j)	398,004
	South Carolina Student Loan Corp. (j),
717	0.81%, 3/1/18	716,601
3,600	1.01%, 3/2/20	3,597,048

10.31.13	| AllianzGl Managed Accounts Trust Annual Report	47

Schedule of Investments

Fixed Income SHares: Series M

October 31, 2013 (continued)

Principal Amount (000s)		Value
$600	1.26%, 9/3/24	$603,138
1,112	Structured Asset Investment Loan Trust, 0.36%, 3/25/36 (j)	894,654
1,000	Wells Fargo Home Equity Trust, 0.80%, 8/25/35 (j)	854,549
Total Asset-Backed Securities (cost-$52,346,633)		51,416,442
Senior Loans – 1.2%
	Computers – 1.2%
37,575	Dell, Inc., 4.50%, 4/29/20, Term B (a)(c)(e) (cost-$37,180,012)	37,403,152
Short-Term Investments – 1.5%
	U.S. Government Agency Securities – 0.9%
25,900	Freddie Mac Discount Notes, 0.112%, 7/11/14 (k) (cost-$25,880,057)	25,885,496
	U.S. Treasury Obligations – 0.3%
4,420	U.S. Treasury Bills, 0.005%-0.135%, 1/2/14-9/15/14 (h)(k)	4,419,094
	U.S. Treasury Notes,
280	0.25%, 5/31/14	280,235
270	0.25%, 9/15/14	270,301
4,238	0.75%, 6/15/14 (h)	4,254,969
329	1.00%, 1/15/14 (h)	329,636
Total U.S. Treasury Obligations (cost-$9,551,515)		9,554,235
	Repurchase Agreements – 0.3%
5,200	Banc of America Securities LLC,
	dated 10/31/13, 0.13%, due 11/1/13, proceeds $5,200,019; collateralized by U.S. Treasury Bonds, 4.50%, due 8/15/39, valued at $5,359,848 including accrued interest	5,200,000
3,330	State Street Bank and Trust Co.,
	dated 10/31/13, zero coupon, due 11/1/13, proceeds $3,330,000; collateralized by Fannie Mae, 2.20%, due 10/17/22, valued at $3,397,037 including accrued interest	3,330,000
Total Repurchase Agreements (cost-$8,530,000)		8,530,000
Total Short-Term Investments (cost-$43,961,572)		43,969,731
Total Investments, before options written (cost-$3,786,765,539) – 130.3%		3,905,972,360

Contracts/ Notional Amount (000s)
Options Written (l) – (0.5)%
	Call Options – (0.0)%
	5-Year Interest Rate Swap (OTC), Receive 3-Month USD-LIBOR Floating Rate Index,
3,100	strike rate 1.40%, expires 1/27/14	(6,350)
194,600	strike rate 1.30%, expires 3/17/14	(259,849)
31,500	10-Year Interest Rate Swap (OTC), Receive 3-Month USD-LIBOR Floating Rate Index, strike rate 2.50%, expires 1/27/14	(108,089)
268	U.S. Treasury 10-Year Note 12 Futures, (CBOT), strike price $128.00, expires 11/22/13	(71,940)
		(446,228)
	Put Options – (0.5)%
11,943,100	2-Year Interest Rate Swap (OTC), Pay 3-Month USD-LIBOR Floating Rate Index, strike rate 2.00%, expires 3/31/14	(13,783,667)

48	AllianzGl Managed Accounts Trust Annual Report	| 10.31.13

Schedule of Investments

Fixed Income SHares: Series M

October 31, 2013 (continued)

Contracts/ Notional Amount (000s)		Value
	Put Options (continued)
	5-Year Interest Rate Swap (OTC), Pay 3-Month USD-LIBOR Floating Rate Index,
$3,100	strike rate 2.00%, expires 1/27/14	$(5,568)
194,600	strike rate 1.90%, expires 3/17/14	(1,002,929)
	CDX.IG-21 5-Year V1 Index (OTC),
252,000	strike price $1.00, expires 12/18/13	(77,014)
252,000	strike price $1.20, expires 3/19/14	(209,110)
268	U.S. Treasury 10-Year Note 12 Futures, (CBOT), strike price $124.00, expires 11/22/13	(14,592)
		(15,092,880)
Total Options Written (premiums received-$26,745,555)		(15,539,108)
Total Investments, net of options written (cost-$3,760,019,984) – 129.8%		3,890,433,252
Other liabilities in excess of other assets – (29.8)%		(893,503,116)
Net Assets – 100.0%		$2,996,930,136

Notes to Schedule of Investments:

*	Principal amount less than $500.

(a)	Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $345,745,550, representing 11.5% of net assets.

(b)	Illiquid.

(c)	These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Portfolio is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on October 31, 2013.

(d)	144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)	When-issued or delayed-delivery. To be settled/delivered after October 31, 2013.

(f)	Fair-Valued–Securities with an aggregate value of $510,119, representing less than 0.05% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(g)	Inflationary Bonds–Principal amount of security is adjusted for inflation/deflation.

(h)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives and/or when-issued or delayed-delivery securities.

(i)	Restricted. The aggregate acquisition cost of such securities is $16,854,630. The aggregate value is $17,138,118, representing 0.6% of net assets.

(j)	Variable or Floating Rate Security–Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on October 31, 2013.

(k)	Rates reflect the effective yields at purchase date.

(l)	Non-income producing.

10.31.13	| AllianzGl Managed Accounts Trust Annual Report	49

Schedule of Investments

Fixed Income SHares: Series M

October 31, 2013 (continued)

(m)	Futures contracts outstanding at October 31, 2013:

	Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation (Depreciation)
Long:	10-Year U.S. Treasury Note Futures	2	$255	12/19/13	$6,279
	90-Day EURIBOR Futures	2,611	879,978	12/14/15	470,355
	Financial Futures Euro-90 day	3,000	745,088	6/15/15	2,207,978
	Financial Futures Euro-90 day	3,768	934,464	9/14/15	2,113,057
	Financial Futures Euro-90 day	3,332	824,795	12/14/15	808,551
Short:	10-Year Deliverable Interest Rate Swap Futures	(410)	(40,110)	12/16/13	(763,033)

					$4,843,187

(n)	At October 31, 2013, the Portfolio pledged cash collateral of $3,522,000 for futures contracts.

(o)	Transactions in options written for the year ended October 31, 2013:

	Contracts	Notional Amount (000s)	Premiums
Options outstanding, October 31, 2012	–	$508,200	$–
Options written	536	13,148,900	28,856,005
Options expired	–	(783,100)	(2,110,450)

Options outstanding, October 31, 2013	536	$12,874,000	$26,745,555

(p)	Credit default swap agreements outstanding at October 31, 2013:

OTC buy protection swap agreements:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s)(1)	Credit Spread	Termination Date	Payments Made	Value(2)	Upfront Premiums Paid (Received)	Unrealized Depreciation
Bank of America:
Macy’s	$5,000	0.24%	9/20/15	(7.06)%	$(688,663)	$–	$(688,663)
Citigroup:
Valero Energy	4,600	0.09%	12/20/13	(3.40)%	(39,350)	–	(39,350)
Deutsche Bank:
Altria Group, Inc.	4,500	0.55%	3/20/19	(1.46)%	(220,093)	–	(220,093)
Morgan Stanley:
Altria Group, Inc.	1,500	0.50%	12/20/18	(1.55)%	(81,594)	–	(81,594)

					$(1,029,700)	$–	$(1,029,700)

50	AllianzGl Managed Accounts Trust Annual Report	| 10.31.13

Schedule of Investments

Fixed Income SHares: Series M

October 31, 2013 (continued)

OTC sell protection swap agreements:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s)(1)	Credit Spread	Termination Date	Payments Received	Value(2)	Upfront Premiums Paid (Received)	Unrealized Appreciation
BNP Paribas:
General Electric	$10,000	0.15%	12/20/13	3.80%	$94,945	$–	$94,945
General Electric	75,000	0.15%	12/20/13	4.50%	846,216	–	846,216
Deutsche Bank:
BP Capital Markets	€8,200	0.63%	12/20/18	1.00%	221,027	217,741	3,286
Goldman Sachs:
Bank of America Corp.	$30,000	0.83%	3/20/18	1.00%	252,039	(316,073)	568,112
California State Municipal Bond	25,000	0.93%	12/20/18	1.60%	840,136	–	840,136
California State Municipal Bond	11,000	0.93%	12/20/18	1.75%	450,332	–	450,332
Connecticut State Municipal Bond	9,000	1.10%	3/20/21	1.60%	301,317	–	301,317

					$3,006,012	$(98,332)	$3,104,344

(1)	This represents the maximum potential amount the Portfolio could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(2)	The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at October 31, 2013 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(q)	Interest rate swap agreements outstanding at October 31, 2013:

OTC swap agreements:

	Notional Amount (000s)		Termination Date	Rate Type		Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Swap Counterparty				Payments Made	Payments Received
Bank of America	MXN	40,400	2/7/19	28-Day Mexico Interbank TIIE Banxico	8.30%	$419,698	$–	$419,698
Barclays Bank		189,600	1/28/15	28-Day Mexico Interbank TIIE Banxico	7.34%	631,386	(35)	631,421
Barclays Bank	BRL	34,400	1/2/17	BRL-CDI-Compounded	8.18%	(1,001,650)	(45,824)	(955,826)
Deutsche Bank		61,000	1/2/17	BRL-CDI-Compounded	8.29%	(1,707,937)	(71,953)	(1,635,984)
HSBC Bank	MXN	99,400	1/28/15	28-Day Mexico Interbank TIIE Banxico	7.33%	330,026	(6,855)	336,881
HSBC Bank	BRL	38,300	1/2/17	BRL-CDI-Compounded	8.32%	(1,044,435)	2,335	(1,046,770)
Morgan Stanley		13,600	1/2/17	BRL-CDI-Compounded	8.22%	(389,134)	(20,529)	(368,605)
UBS		180,100	1/2/17	BRL-CDI-Compounded	8.90%	(3,770,428)	–	(3,770,428)

						$(6,532,474)	$(142,861)	$(6,389,613)

Centrally cleared swap agreements:

	Notional Amount (000s)	Termination Date	Rate Type		Value	Unrealized Depreciation
Broker (Exchange)			Payments Made	Payments Received
Barclays Bank (CME)	$331,600	12/18/43	3.50%	3-Month USD-LIBOR	$7,981,987	$(5,839,903)
Credit Suisse First Boston (CME)	309,700	12/18/23	3.00%	3-Month USD-LIBOR	(7,273,927)	(13,446,075)
Deutsche Bank (CME)	200,000	12/18/43	3.50%	3-Month USD-LIBOR	4,814,226	(2,025,774)

					$5,522,286	$(21,311,752)

10.31.13	| AllianzGl Managed Accounts Trust Annual Report	51

Schedule of Investments

Fixed Income SHares: Series M

October 31, 2013 (continued)

(r)	Forward foreign currency contracts outstanding at October 31, 2013:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value October 31, 2013	Unrealized Appreciation (Depreciation)
Purchased:
42,661,000 Australian Dollar settling 11/4/13	Deutsche Bank	$39,888,035	$40,321,049	$433,014
42,661,000 Australian Dollar settling 12/3/13	UBS	40,399,968	40,244,752	(155,216)
9,881,591 Brazilian Real settling 11/4/13	Credit Suisse First Boston	4,256,005	4,411,031	155,026
9,881,591 Brazilian Real settling 12/3/13	Credit Suisse First Boston	4,524,020	4,380,222	(143,798)
3,796,000 Euro settling 11/4/13	Barclays Bank	5,126,179	5,154,016	27,837
76,322,000 Euro settling 12/3/13	Barclays Bank	105,140,958	103,632,781	(1,508,177)
71,514,000 Euro settling 11/4/13	Goldman Sachs	96,781,255	97,098,082	316,827
1,012,000 Euro settling 11/4/13	UBS	1,364,794	1,374,042	9,248
878,000 Euro settling 12/3/13	Westpac Banking Corp.	1,209,908	1,192,180	(17,728)
72,715,301 Mexican Peso settling 12/17/13	JPMorgan Chase	5,484,602	5,554,467	69,865
Sold:
42,661,000 Australian Dollar settling 11/4/13	UBS	40,476,587	40,321,049	155,538
9,881,591 Brazilian Real settling 11/4/13	Credit Suisse First Boston	4,553,729	4,411,031	142,698
51,823,000 Canadian Dollar settling 12/23/13	Citigroup	50,522,451	49,638,475	883,976
76,322,000 Euro settling 11/4/13	Barclays Bank	105,133,555	103,626,141	1,507,414

				$1,876,524

(s)	At October 31, 2013, the Portfolio held $14,084,000 in cash as collateral and U.S. Treasury Obligations valued at $937,479 and pledged cash collateral of $38,899,000 for derivative contracts. Cash collateral held may be invested in accordance with the Portfolio’s investment strategy. Securities held as collateral will not be pledged and are not reflected in the Schedule of Investments.

(t)	The weighted average daily balance of reverse repurchase agreements during the year ended October 31, 2013 was $10,073,636, at a weighted average interest rate of 0.05%. There were no open reverse repurchase agreements at October 31, 2013.

(u)	The weighted average borrowing for sale-buybacks during the year ended October 31, 2013 was $33,326,233 at a weighted average interest rate of 0.27%. There were no open sale-buybacks at October 31, 2013.

(v)	Fair Value Measurements-See Note 1(b) in the Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 10/31/13
Investments in Securities – Assets
U.S. Government Agency Securities	$–	$1,645,607,244	$–	$1,645,607,244
Corporate Bonds & Notes:
Diversified Financial Services	–	95,069,592	11,000,000	106,069,592
All Other	–	469,783,669	–	469,783,669
U.S. Treasury Obligations	–	571,274,944	–	571,274,944
Municipal Bonds	–	532,900,852	–	532,900,852
Mortgage-Backed Securities	–	331,099,653	3,429,153	334,528,806
Sovereign Debt Obligations	–	113,017,928	–	113,017,928
Asset-Backed Securities	–	50,906,323	510,119	51,416,442
Senior Loans	–	37,403,152	–	37,403,152
Short-Term Investments	–	43,969,731	–	43,969,731
	–	3,891,033,088	14,939,272	3,905,972,360

52	AllianzGl Managed Accounts Trust Annual Report	| 10.31.13

Schedule of Investments

Fixed Income SHares: Series M

October 31, 2013 (continued)

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 10/31/13
Investment in Securities – Liabilities
Options Written, at value:
Credit Contracts	$–	$(286,124)	$–	$(286,124)
Interest Rate Contracts	–	(15,252,984)	–	(15,252,984)
	–	(15,539,108)	–	(15,539,108)
Other Financial Instruments* – Assets
Credit Contracts	–	3,104,344	–	3,104,344
Foreign Exchange Contracts	–	3,701,443	–	3,701,443
Interest Rate Contracts	5,606,220	1,388,000	–	6,994,220
	5,606,220	8,193,787	–	13,800,007
Other Financial Instruments* – Liabilities
Credit Contracts	–	(1,029,700)	–	(1,029,700)
Foreign Exchange Contracts	–	(1,824,919)	–	(1,824,919)
Interest Rate Contracts	(763,033)	(29,089,365)	–	(29,852,398)
	(763,033)	(31,943,984)	–	(32,707,017)
Totals	$4,843,187	$3,851,743,783	$14,939,272	$3,871,526,242

At October 31, 2013, there were no transfers between Levels 1 and 2.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended October 31, 2013, was as follows:

	Beginning Balance 10/31/12	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 10/31/13
Investments in Securities – Assets
Corporate Bonds & Notes:
Diversified Financial Services	$10,981,400	$ –	$ –	$(78,719)	$ –	$97,319	$ –	$ –	$11,000,000
Mortgage-Backed Securities	4,077,070	–	(649,671)	823	(622)	1,553	–	–	3,429,153
Asset-Backed Securities	597,182	–	(154,879)	–	–	67,816	–	–	510,119
Totals	$15,655,652	$ –	$(804,550)	$(77,896)	$(622)	$166,688	$ –	$ –	$14,939,272

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at October 31, 2013.

	Ending Balance at 10/31/13	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities – Assets
Corporate Bonds & Notes	$11,000,000	Third-Party Pricing Vendor	Single Broker Quote	$110.00
Mortgage-Backed Securities	3,429,153	Third-Party Pricing Vendor	Single Broker Quote	$100.16
Asset-Backed Securities	510,119	Benchmark Pricing	Security Price Reset	$5.98–$84.75

*	Other financial instruments are derivatives, such as futures contracts, swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

The net change in unrealized appreciation/depreciation of Level 3 investments held at October 31, 2013, was $136,490. Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statement of Operations.

10.31.13	| AllianzGl Managed Accounts Trust Annual Report	53

Schedule of Investments

Fixed Income SHares: Series M

October 31, 2013 (continued)

(w)	The following is a summary of the derivative instruments categorized by risk exposure:

The effect of derivatives on the Statement of Assets and Liabilities at October 31, 2013:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation of OTC swaps	$1,388,000	$3,104,344	$—	$4,492,344
Receivable for variation margin on centrally cleared swaps*	1,661,755	—	—	1,661,755
Receivable for variation margin on futures contracts**	1,511,615	—	—	1,511,615
Unrealized appreciation of forward foreign currency contracts	—	—	3,701,443	3,701,443
Total asset derivatives	$4,561,370	$3,104,344	$3,701,443	$11,367,157
Liability derivatives:
Unrealized depreciation of OTC swaps	$(7,777,613)	$(1,029,700)	$—	$(8,807,313)
Options written, at value	(15,252,984)	(286,124)	—	(15,539,108)
Unrealized depreciation of forward foreign currency contracts	—	—	(1,824,919)	(1,824,919)
Total liability derivatives	$(23,030,597)	$(1,315,824)	$(1,824,919)	$(26,171,340)

*	Included in net unrealized depreciation of $21,311,752 on centrally cleared swaps as reported in note (q) of the Notes to Schedule of Investments.

**	Included in net unrealized appreciation of $4,843,187 on futures contracts as reported in note (m) of the Notes to Schedule of Investments.

The effect of derivatives on the Statement of Operations for the year ended October 31, 2013:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Futures contracts	$(2,218,100)	$—	$—	$(2,218,100)
Options written	211,650	—	1,898,800	2,110,450
Swaps	27,060,240	5,276,996	—	32,337,236
Foreign currency transactions (forward foreign currency contracts)	—	—	164,200	164,200
Total net realized gain	$25,053,790	$5,276,996	$2,063,000	$32,393,786
Net change in unrealized appreciation/depreciation of:
Futures contracts	$4,843,187	$—	$—	$4,843,187
Options written	13,074,224	791,176	—	13,865,400
Swaps	(40,641,529)	(2,372,665)	—	(43,014,194)
Foreign currency transactions (forward foreign currency contracts)	—	—	413,500	413,500
Total net change in unrealized appreciation/depreciation	$(22,724,118)	$(1,581,489)	$413,500	$(23,892,107)

The average volume (measured at each fiscal quarter-end) of derivative activity during the year ended October 31, 2013:

Options Written(1)	Options Written(2)	Futures Contracts(1)		Forward Foreign Currency Contracts(3)		Credit Default Swap Agreements(2)		Interest Rate Swap Agreements(2)
		Long	Short	Purchased	Sold	Buy	Sell
107	$2,736,600	3,767	(82)	$409,730,389	$670,750,703	$15,840	$168,060	$268,260
							€1,640	BRL526,960
£45,120
MXN329,400

(1)	Number of contracts
(2)	Notional Amount (in thousands)
(3)	U.S. $ Value on origination date

54	AllianzGl Managed Accounts Trust Annual Report	| 10.31.13

Schedule of Investments

Fixed Income SHares: Series M

October 31, 2013 (continued)

Glossary:

ABS	-	Asset-Backed Securities
BRL	-	Brazilian Real
	£-	British Pound
CAD	-	Canadian Dollar
CBOT	-	Chicago Board of Trade
CDI	-	Inter-Bank Deposit Certificate
CDX.IG	-	Credit Derivatives Index Investment Grade
CME	-	Chicago Mercantile Exchange
CMO	-	Collateralized Mortgage Obligation
CP	-	Certificates of Participation
EURIBOR	-	Euro Inter-Bank Offered Rate
	€-	Euro
GO	-	General Obligation Bond
LIBOR	-	London Inter-Bank Offered Rate
MBS	-	Mortgage-Backed Securities
MXN	-	Mexican Peso
OTC	-	Over-the-Counter
TBA	-	To Be Announced
TIIE	-	Inter-Bank Equilibrium Interest Rate

See accompanying Notes to Financial Statements	| 10.31.13 |	AllianzGl Managed Accounts Trust Annual Report	55

Schedule of Investments

Fixed Income SHares: Series R

October 31, 2013

Principal Amount (000s)		Value
U.S. Treasury Obligations – 117.6%
	U.S. Treasury Inflation Indexed Bonds,
$930	0.125%, 1/15/22 (f)	$922,650
10,681	0.625%, 2/15/43	8,849,968
42,086	1.75%, 1/15/28 (f)	47,323,325
30,047	2.00%, 1/15/26 (f)	34,781,636
1,044	2.375%, 1/15/27 (f)	1,259,600
36,927	2.50%, 1/15/29 (f)	45,588,462
	U.S. Treasury Inflation Indexed Notes (f),
318	0.125%, 4/15/16 (h)	326,659
3,913	0.125%, 4/15/17 (h)	4,047,818
30,660	0.125%, 4/15/18 (e)(g)(h)	31,729,203
9,865	0.125%, 7/15/22	9,766,059
4,661	0.125%, 1/15/23	4,555,672
18,893	0.375%, 7/15/23	18,884,011
11,331	0.50%, 4/15/15 (h)	11,569,316
3,113	0.625%, 7/15/21	3,253,851
1,550	1.125%, 1/15/21	1,675,059
22,101	1.25%, 4/15/14 (e)(h)	22,235,937
71,752	1.25%, 7/15/20 (e)	78,860,253
324	1.375%, 1/15/20	357,297
15,070	1.625%, 1/15/15 (e)(h)	15,543,396
3,126	1.875%, 7/15/15 (h)	3,294,138
8,324	1.875%, 7/15/19 (h)	9,473,833
32,157	2.00%, 1/15/14 (e)(g)(h)	32,214,460
22,134	2.625%, 7/15/17 (e)(h)	25,169,119
Total U.S. Treasury Obligations (cost-$419,434,857)		411,681,722
Corporate Bonds & Notes – 11.1%
	Airlines – 1.5%
5,000	United Airlines, Inc., 6.75%, 9/15/15 (a)(d)	5,175,000
	Banking – 1.4%
	Ally Financial, Inc. (i),
700	2.46%, 12/1/14	704,299
3,200	3.465%, 2/11/14	3,223,264
	CIT Group, Inc. (a)(d),
300	4.75%, 2/15/15	313,500
700	5.25%, 4/1/14	713,125
		4,954,188
	Chemicals – 0.3%
1,000	RPM International, Inc., 6.50%, 2/15/18	1,144,986
	Diversified Financial Services – 1.0%
1,800	Credit Agricole Home Loan SFH, 0.992%, 7/21/14 (a)(d)(i)	1,806,708
500	International Lease Finance Corp., 6.50%, 9/1/14 (a)(d)	523,125
€400	Merrill Lynch & Co., Inc., 0.674%, 7/22/14 (i)	544,071
$590	SLM Corp., 3.961%, 3/17/14 (i)	585,941
		3,459,845

56	AllianzGl Managed Accounts Trust Annual Report	| 10.31.13

Schedule of Investments

Fixed Income SHares: Series R

October 31, 2013 (continued)

Principal Amount (000s)		Value
	Insurance – 5.0%
$3,000	Marsh & McLennan Cos., Inc., 9.25%, 4/15/19	$3,948,978
€5,000	New York Life Global Funding, 0.342%, 12/20/13 (i)	6,801,645
$6,100	Stone Street Trust, 5.902%, 12/15/15 (a)(d)	6,588,110
		17,338,733
	Media – 1.5%
5,000	DISH DBS Corp., 6.625%, 10/1/14	5,243,750
	Oil & Gas – 0.4%
1,480	Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 6/30/21 (a)(d)	1,565,100
Total Corporate Bonds & Notes (cost-$36,620,853)		38,881,602
Mortgage-Backed Securities – 7.7%
	Banc of America Commercial Mortgage Trust, CMO (i),
13	0.344%, 6/10/49 (a)(d)	13,466
13	5.559%, 6/10/49	13,480
3,784	Banc of America Large Loan Trust, 2.474%, 11/15/15, CMO (a)(d)(i)	3,785,742
	Bear Stearns Adjustable Rate Mortgage Trust, CMO (i),
24	2.21%, 8/25/35	24,306
75	2.60%, 3/25/35	75,308
20	2.793%, 3/25/35	19,674
	Citigroup Mortgage Loan Trust, Inc., CMO (i),
29	2.27%, 9/25/35	28,929
51	2.29%, 9/25/35	49,793
680	2.798%, 9/25/37	560,319
35	Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.205%, 12/11/49, CMO	34,599
4,933	Commercial Mortgage Trust, 3.156%, 7/10/46, CMO (a)(d)	5,097,253
	Countrywide Alternative Loan Trust, CMO (i),
2,219	0.368%, 12/20/46	1,571,276
512	1.148%, 2/25/36	425,057
	Countrywide Home Loan Mortgage Pass-Through Trust, CMO (i),
20	0.51%, 6/25/35 (a)(d)	17,574
737	2.55%, 4/20/35	748,201
£719	Granite Mortgages PLC, 0.838%, 3/20/44, CMO (i)	1,147,017
$108	GSR Mortgage Loan Trust, 2.647%, 9/25/35, CMO (i)	107,763
680	Merrill Lynch Mortgage Investors Trust, 1.666%, 10/25/35, CMO (i)	662,096
	NCUA Guaranteed Notes Trust, CMO,
3,910	0.544%, 11/6/17 (i)	3,916,300
7,146	2.65%, 10/29/20	7,398,884
357	Residential Accredit Loans, Inc., 0.35%, 6/25/46, CMO (i)	165,327
AUD 704	Swan Trust, 3.883%, 4/25/41, CMO (i)	669,723
$490	Wachovia Bank Commercial Mortgage Trust, 5.088%, 8/15/41, CMO (i)	497,916
Total Mortgage-Backed Securities (cost-$26,182,600)		27,030,003
Sovereign Debt Obligations – 6.7%
	Australia – 2.8%
	Australia Government Bond (f),
AUD 400	2.50%, 9/20/30, Ser. 30-Cl	447,561
3,200	4.00%, 8/20/20, Ser. 20-CI	5,535,909
	New South Wales Treasury Corp. (f),
300	2.50%, 11/20/35, Ser. CI-B2	320,531

10.31.13	| AllianzGl Managed Accounts Trust Annual Report	57

Schedule of Investments

Fixed Income SHares: Series R

October 31, 2013 (continued)

Principal Amount (000s)		Value
	Australia (continued)
AUD 2,900	2.75%, 11/20/25, Ser. CI-B1	$3,387,755
		9,691,756
	Germany – 0.3%
€845	Bundesrepublik Deutschland Bundesobligation Inflation Linked Bond, 0.75%, 4/15/18 (f)	1,211,675
	Ireland – 0.3%
$900	VEB Finance PLC for Vnesheconombank, 5.45%, 11/22/17 (a)(d)	972,900
	Italy – 1.5%
	Italy Buoni Poliennali Del Tesoro (f),
€3,014	1.70%, 9/15/18	4,051,312
462	2.10%, 9/15/17	638,235
215	2.10%, 9/15/21	284,462
211	3.10%, 9/15/26	289,866
		5,263,875
	Mexico – 1.5%
	Mexican Bonos de Proteccion al Ahorro (i),
MXN 1,200	3.98%, 6/29/17	91,618
70,200	4.01%, 1/30/20	5,355,024
		5,446,642
	New Zealand – 0.3%
NZD 1,200	New Zealand Government Bond, 3.00%, 9/20/30 (b)(f)	1,016,462
Total Sovereign Debt Obligations (cost-$23,203,964)		23,603,310
U.S. Government Agency Securities – 1.6%
	Fannie Mae,
$247	0.615%, 2/25/37, CMO (i)	247,497
10	1.353%, 10/1/44, MBS (i)	10,041
5,000	3.00%, MBS, TBA, 30 Year (e)	4,919,531
	Freddie Mac, MBS (i),
134	2.103%, 7/1/36	142,292
136	2.14%, 9/1/36	143,061
Total U.S. Government Agency Securities (cost-$5,450,430)		5,462,422
Asset-Backed Securities – 0.9%
341	Ares VIR CLO Ltd., 0.483%, 3/12/18 (a)(d)(i)	339,619
308	Bear Stearns Asset-Backed Securities I Trust, 1.17%, 10/25/37 (i)	272,155
364	Citigroup Mortgage Loan Trust, Inc., 0.25%, 1/25/37 (i)	184,872
289	JPMorgan Mortgage Acquisition Corp., 0.66%, 7/25/35 (i)	288,931
€320	Magi Funding PLC, 0.591%, 4/11/21 (a)(d)(i)	429,136
$176	Massachusetts Educational Financing Auth., 1.188%, 4/25/38 (i)	176,369
612	Navigare Funding I CLO Ltd., 0.524%, 5/20/19 (a)(d)(i)	612,049
222	Park Place Securities, Inc. Asset-Backed Pass-Through Certificates, 0.59%, 6/25/35 (i)	221,565
383	Saxon Asset Securities Trust, 4.034%, 6/25/33	388,997
€168	Wood Street CLO II BV, 0.587%, 3/29/21 (a)(d)(i)	223,562
Total Asset-Backed Securities (cost-$3,140,284)		3,137,255
Senior Loans – 0.1%
	Electric Utilities – 0.1%
$209	AES Corp., 3.75%, 5/27/18, Term B (a)(c) (cost-$208,568)	210,938

58	AllianzGl Managed Accounts Trust Annual Report	| 10.31.13

Schedule of Investments

Fixed Income SHares: Series R

October 31, 2013 (continued)

Principal Amount (000s)		Value
Short-Term Investments – 0.1%
	Repurchase Agreements – 0.1%
$432	State Street Bank and Trust Co., dated 10/31/13, zero coupon, due 11/1/13, proceeds $432,000; collateralized by Fannie Mae, 2.20%, due 10/17/22, valued at $441,662 including accrued interest (cost-$432,000)	$432,000
	U.S. Treasury Obligations (g)(j) – 0.0%
120	U.S. Treasury Bills, 0.086%-0.122%, 2/6/14-5/29/14 (cost-$119,943)	119,971
Total Short-Term Investments (cost-$551,943)		551,971

Contracts/ Notional Amount (000s)
Options Purchased (k) – 0.1%
	Put Options – 0.1%
7,000	30-Year Interest Rate Swap (OTC), Receive 3-Month USD-LIBOR Floating Rate Index, strike rate 3.875%, expires 4/14/14 (cost-$355,950)	165,469
Total Investments, before options written (cost-$515,149,449)-145.9%		510,724,692
Options Written (k) – (0.2)%
	Call Options – (0.1)%
€24,600	2-Year Interest Rate Swap (OTC), Receive 6-Month EUR-EURIBOR Floating Rate Index, strike rate 0.55%, expires 1/15/14	(44,480)
$4,700	5-Year Interest Rate Swap (OTC), Receive 3-Month USD-LIBOR Floating Rate Index, strike rate 1.40%, expires 1/27/14	(9,627)
30,900	strike rate 1.30%, expires 3/17/14	(41,261)
25,500	10-Year Interest Rate Swap (OTC), Receive 3-Month USD-LIBOR Floating Rate Index, strike rate 2.50%, expires 1/27/14	(87,501)
€3,400	10-Year Interest Rate Swap (OTC), Receive 6-Month EUR-EURIBOR Floating Rate Index, strike rate 2.00%, expires 1/27/14	(40,157)
		(223,026)
	Put Options – (0.1)%
$73,800	2-Year Interest Rate Swap (OTC), Pay 3-Month USD-LIBOR Floating Rate Index, strike rate 2.00%, expires 3/31/14	(85,068)
€24,600	2-Year Interest Rate Swap (OTC), Pay 6-Month EUR-EURIBOR Floating Rate Index, strike rate 0.75%, expires 1/15/14	(13,444)
$93	3-Year EURODOLLAR Mid Curve Futures, (CME), strike price $97.375, expires 3/14/14	(32,394)
	5-Year Interest Rate Swap (OTC), Pay 3-Month USD-LIBOR Floating Rate Index,
4,700	strike rate 2.00%, expires 1/27/14	(8,442)
30,900	strike rate 1.90%, expires 3/17/14	(159,252)
29,500	strike rate 2.85%, expires 4/14/14	(35,326)
25,500	10-Year Interest Rate Swap (OTC), Pay 3-Month USD-LIBOR Floating Rate Index, strike rate 3.50%, expires 1/27/14	(34,721)
€3,400	10-Year Interest Rate Swap (OTC), Pay 6-Month EUR-EURIBOR Floating Rate Index, strike rate 2.50%, expires 1/27/14	(6,756)
	Inflation Floor CPURNSA Index (OTC), Exercise Index=Maximum of ((1+0.00%)^10-(Index Final/Index Initial)) or $0,
$1,800	strike index 0.001, expires 1/22/18	(11,515)

10.31.13	| AllianzGl Managed Accounts Trust Annual Report	59

Schedule of Investments

Fixed Income SHares: Series R

October 31, 2013 (continued)

Contracts/ Notional Amount (000s)		Value
$32,200	strike index 216.687, expires 4/7/20	$(34,400)
1,500	strike index 217.965, expires 9/29/20	(1,579)
1,500	Inflation Floor CPURNSA Index (OTC), Exercise Index=Maximum of (0.00%-(Index Final/Index Initial-1)) or $0, strike index 215.949, expires 3/10/20	(1,210)
		(424,107)
Total Options Written (premiums received-$1,638,067)		(647,133)
Total Investments, net of options written (cost-$513,511,382) – 145.7%		510,077,559
Other liabilities in excess of other assets – (45.7)%		(159,918,554)
Net Assets – 100.0%		$350,159,005

Notes to Schedule of Investments:

(a)	Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $28,386,907, representing 8.1% of net assets.

(b)	Illiquid.

(c)	These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Portfolio is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on October 31, 2013.

(d)	144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)	When-issued or delayed-delivery. To be settled/delivered after October 31, 2013.

(f)	Inflationary Bonds–Principal amount of security is adjusted for inflation/deflation.

(g)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives and/or when-issued or delayed-delivery securities.

(h)	All or partial amount transferred for the benefit of the counterparty as collateral for reverse repurchase agreements.

(i)	Variable or Floating Rate Security–Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on October 31, 2013.

(j)	Rates reflect the effective yields at purchase date.

(k)	Non-income producing.

(l)	Futures contracts outstanding at October 31, 2013:

	Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation (Depreciation)
Long:	5-Year U.S. Treasury Year Note Futures	622	$75,690	12/31/13	$1,574,796
	Financial Futures Euro-90 day	69	17,112	9/14/15	12,605
	Financial Futures Euro-90 day	802	198,074	3/14/16	(240,409)
Short:	30-Year U.S. Treasury Bond Futures	(28)	(3,775)	12/19/13	(116,100)
	Euro-Bund	(82)	(40)	12/1/13	6,994

					$1,237,886

60	AllianzGl Managed Accounts Trust Annual Report	| 10.31.13

Schedule of Investments

Fixed Income SHares: Series R

October 31, 2013 (continued)

(m)	Transactions in options written for the year ended October 31, 2013:

	Contracts	Notional Amount (000s)	Notional Amount (000s)	Notional Amount (000s)		Premiums
Options outstanding, October 31, 2012	–	$320,500	€4,800	JPY	–	$2,266,997
Options written	211	650,300	251,300		1,120,000	3,438,452
Options terminated in closing transactions	–	(61,300)	(14,100)		–	(543,925)
Options expired	(59)	(423,300)	(186,000)		(1,120,000)	(2,392,743)
Options exercised	(59)	(223,700)	–		–	(1,130,714)

Options outstanding, October 31, 2013	93	$262,500	56,000	JPY	–	$1,638,067

(n)	Credit default swap agreements outstanding at October 31, 2013:

OTC buy protection swap agreements:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s)(1)	Credit Spread	Termination Date	Payments Made	Value(2)	Upfront Premiums Paid (Received)	Unrealized Depreciation
Bank of America:
Marsh & McLennan Cos., Inc.	$3,000	0.50%	6/20/19	(0.90)%	$(68,410)	$–	$(68,410)
Goldman Sachs:
RPM International, Inc.	1,000	0.73%	3/20/18	(1.50)%	(34,972)	–	(34,972)

					$(103,382)	$–	$(103,382)

OTC sell protection swap agreements:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s)(1)	Credit Spread	Termination Date	Payments Received	Value(2)	Upfront Premiums Received	Unrealized Appreciation
HSBC Bank:
Petrobras International Finance Co.-Pifco	$2,000	1.59%	9/20/15	1.00%	$(19,755)	$(63,728)	$43,973

(1)	This represents the maximum potential amount the Portfolio could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(2)	The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at October 31, 2013 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

10.31.13	| AllianzGl Managed Accounts Trust Annual Report	61

Schedule of Investments

Fixed Income SHares: Series R

October 31, 2013 (continued)

(o)	Interest rate swap agreements outstanding at October 31, 2013:

OTC swap agreements:

Swap Counterparty	Notional Amount (000s)	Termination Date	Rate Type		Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
			Payments Made	Payments Received
Bank of America	€1,500	7/25/21	1-Month EUR-FRCPXTOB Index	1.95%	$15,813	$3,676	$12,137
BNP Paribas	4,100	9/1/16	6-Month EUR-LIBOR	1.90%	152,466	4,439	148,027
BNP Paribas	20,700	9/1/17	6-Month EUR-LIBOR	1.95%	873,550	–	873,550
BNP Paribas	900	7/25/21	1.95%	6-Month EUR-LIBOR	7,857	7,857	–
BNP Paribas	$8,900	7/15/22	2.50%	3-Month USD-CPURNSA Index	(182,557)	91,330	(273,887)
BNP Paribas	€5,500	10/8/23	1-Month EUR-FRCPXTOB Index	2.11%	45,031	26,797	18,234
Citigroup	$15,000	7/15/17	2.25%	3-Month USD-CPURNSA Index	(316,994)	3,600	(320,594)
Citigroup	€900	4/1/21	1-Month EUR-FRCPXTOB Index	2.15%	38,376	14,046	24,330
Citigroup	1,300	7/25/21	1-Month EUR-FRCPXTOB Index	1.95%	13,705	1,825	11,880
Deutsche Bank	$8,200	1/28/17	2.36%	3-Month USD-CPURNSA Index	(177,609)	–	(177,609)
Deutsche Bank	€1,000	4/1/21	1-Month EUR-FRCPXTOB Index	2.15%	42,641	22,022	20,619
Deutsche Bank	$5,000	7/15/22	2.50%	3-Month USD-CPURNSA Index	(102,560)	102,720	(205,280)
Goldman Sachs	3,900	4/15/16	1.73%	3-Month USD-CPURNSA Index	(2,031)	–	(2,031)
Goldman Sachs	BRL44,100	1/2/17	BRL-CDI-Compounded	8.30%	(1,198,987)	21,518	(1,220,505)
Goldman Sachs	100	1/2/17	BRL-CDI-Compounded	10.91%	(145)	(27)	(118)
Goldman Sachs	$5,300	4/15/18	2.03%	3-Month USD-CPURNSA Index	(8,783)	–	(8,783)
Goldman Sachs	€5,200	4/1/21	1-Month EUR-FRCPXTOB Index	2.15%	221,728	67,598	154,130
JPMorgan Chase	BRL18,900	1/2/15	BRL-CDI-Compounded	7.90%	(199,618)	(67,479)	(132,139)
Morgan Stanley	1,700	1/2/17	BRL-CDI-Compounded	8.22%	(48,642)	(90)	(48,552)
Royal Bank of Scotland	$7,800	10/31/16	1.93%	3-Month USD-CPURNSA Index	(7,182)	–	(7,182)
Royal Bank of Scotland	9,700	7/15/17	2.25%	3-Month USD-CPURNSA Index	(204,990)	27,917	(232,907)
Royal Bank of Scotland	27,000	7/15/17	2.25%	3-Month USD-CPURNSA Index	(570,589)	(50,400)	(520,189)
UBS	BRL39,800	1/2/17	BRL-CDI-Compounded	8.15%	(1,174,433)	(39,489)	(1,134,944)

					$(2,783,953)	$237,860	$(3,021,813)

62	AllianzGl Managed Accounts Trust Annual Report	| 10.31.13

Schedule of Investments

Fixed Income SHares: Series R

October 31, 2013 (continued)

Centrally cleared swap agreements:

	Notional Amount (000s)	Termination Date	Rate Type		Value	Unrealized Appreciation (Depreciation)
Broker (Exchange)			Payments Made	Payments Received
Barclays Bank (CME)	¥310,000	9/18/23	1.00%	6-Month JPY-LIBOR	$(84,090)	$(39,679)
Barclays Bank (CME)	$2,900	6/19/43	2.75%	3-Month USD-LIBOR	453,361	279,596
Barclays Bank (CME)	7,000	12/18/43	3.50%	3-Month USD-LIBOR	168,498	(103,072)
Citigroup (CME)	30,700	12/18/43	3.50%	3-Month USD-LIBOR	738,984	(584,306)
Credit Suisse First Boston (CME)	¥810,000	9/18/23	1.00%	6-Month JPY-LIBOR	(219,893)	(172,146)
Credit Suisse First Boston (CME)	$6,500	12/18/43	3.50%	3-Month USD-LIBOR	156,462	(90,708)
Morgan Stanley (CME)	¥620,000	9/18/23	1.00%	6-Month JPY-LIBOR	(168,234)	(131,230)
Morgan Stanley (CME)	$19,700	6/19/43	2.75%	3-Month USD-LIBOR	3,079,726	1,899,321
Morgan Stanley (CME)	3,500	12/18/43	3.50%	3-Month USD-LIBOR	84,249	(78,011)

					$4,209,063	$979,765

(p)	Forward foreign currency contracts outstanding at October 31, 2013:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value October 31, 2013	Unrealized Appreciation (Depreciation)
Purchased:
12,812,000 Australian Dollar settling 11/4/13	UBS	$12,155,974	$12,109,263	$(46,711)
10,307,257 Brazilian Real settling 11/4/13	Credit Suisse First Boston	4,439,339	4,601,043	161,704
7,142,753 Brazilian Real settling 12/3/13	Credit Suisse First Boston	3,270,117	3,166,175	(103,942)
1,626 Brazilian Real settling 11/4/13	Deutsche Bank	738	726	(12)
3,162,879 Brazilian Real settling 11/4/13	Morgan Stanley	1,435,975	1,411,873	(24,102)
338,000 Euro settling 11/4/13	Bank of America	456,362	458,919	2,557
11,203,000 Euro settling 11/4/13	Barclays Bank	15,432,132	15,210,865	(221,267)
781,000 Euro settling 11/4/13	Goldman Sachs	1,061,687	1,060,402	(1,285)
Sold:
12,482,000 Australian Dollar settling 11/4/13	Deutsche Bank	11,670,670	11,797,364	(126,694)
330,000 Australian Dollar settling 11/4/13	UBS	307,065	311,900	(4,835)
12,812,000 Australian Dollar settling 12/3/13	UBS	12,132,965	12,086,350	46,615
10,307,257 Brazilian Real settling 11/4/13	Credit Suisse First Boston	4,728,304	4,601,043	127,261
1,626 Brazilian Real settling 11/4/13	Deutsche Bank	733	726	7
3,162,879 Brazilian Real settling 11/4/13	Morgan Stanley	1,385,071	1,411,873	(26,802)
823,000 British Pound settling 12/12/13	Royal Bank of Scotland	1,285,484	1,319,221	(33,737)
681,001 Canadian Dollar settling 12/23/13	Citigroup	663,910	652,294	11,616
1,728,000 Euro settling 11/4/13	Barclays Bank	2,338,221	2,346,191	(7,970)
11,203,000 Euro settling 12/3/13	Barclays Bank	15,433,219	15,211,840	221,379
10,594,000 Euro settling 11/4/13	Goldman Sachs	14,337,062	14,383,996	(46,934)
25,154,000 Japanese Yen settling 11/18/13	Bank of America	256,673	255,828	845
17,600,000 Japanese Yen settling 11/18/13	UBS	180,021	179,000	1,021
58,001,856 Mexican Peso settling 12/17/13	JPMorgan Chase	4,374,830	4,430,558	(55,728)
1,209,000 New Zealand Dollar settling 11/4/13	Citigroup	1,023,276	998,634	24,642
1,209,000 New Zealand Dollar settling 12/3/13	HSBC Bank	1,001,170	996,659	4,511
701,133 South African Rand settling 1/15/14	JPMorgan Chase	69,000	69,088	(88)

				$(97,949)

10.31.13	| AllianzGl Managed Accounts Trust Annual Report	63

Schedule of Investments

Fixed Income SHares: Series R

October 31, 2013 (continued)

(q)	At October 31, 2013, the Portfolio held $1,444,000 in cash as collateral and pledged cash collateral of $2,066,000 for derivative contracts and when-issued or delayed-delivery securities. Cash collateral held may be invested in accordance with the Portfolio’s investment strategy.

(r)	Open reverse repurchase agreements at October 31, 2013:

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
Bank of America	0.09%	10/24/13	11/7/13	$6,675,134	$6,675,000
	0.23	10/9/13	11/7/13	4,116,605	4,116,000
Bank of Nova Scotia	0.11	10/25/13	11/14/13	11,927,505	11,927,250
	0.11	10/31/13	11/14/13	69,108,837	69,108,626
JPMorgan Chase	0.07	10/21/13	11/8/13	645,639	645,625
	0.12	10/21/13	11/8/13	1,149,792	1,149,750
Royal Bank of Scotland	0.10	10/22/13	11/13/13	1,276,285	1,276,250

					$94,898,501

(s)	The weighted average daily balance of reverse repurchase agreements during the year ended October 31, 2013 was $16,179,056, at a weighted average interest rate of 0.18%. Total value of underlying collateral (refer to the Schedule of Investments for positions transferred for the benefit of the counterparty as collateral) for open reverse repurchase agreements at October 31, 2013 was $94,623,389.

(t)	Sale-buybacks: The weighted average borrowing for sale-buybacks during the year ended October 31, 2013 was $102,983,437 at a weighted average interest rate of 0.20%.

(u)	Fair Value Measurements-See Note 1(b) in the Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 10/31/13
Investments in Securities – Assets
U.S. Treasury Obligations	$–	$411,681,722	$–	$411,681,722
Corporate Bonds & Notes	–	38,881,602	–	38,881,602
Mortgage-Backed Securities	–	23,113,703	3,916,300	27,030,003
Sovereign Debt Obligations	–	23,603,310	–	23,603,310
U.S. Government Agency Securities	–	5,462,422	–	5,462,422
Asset-Backed Securities	–	3,137,255	–	3,137,255
Senior Loans	–	210,938	–	210,938
Short-Term Investments	–	551,971	–	551,971
Options Purchased:
Interest Rate Contracts	–	165,469	–	165,469
	–	506,808,392	3,916,300	510,724,692
Investment in Securities – Liabilities
Options Written, at value:
Interest Rate Contracts	–	(566,035)	(48,704)	(614,739)
Market Price	–	(32,394)	–	(32,394)
	–	(598,429)	(48,704)	(647,133)
Other Financial Instruments* – Assets
Credit Contracts	–	43,973	–	43,973
Foreign Exchange Contracts	–	602,158	–	602,158
Interest Rate Contracts	1,594,395	3,441,824	–	5,036,219
	1,594,395	4,087,955	–	5,682,350
Other Financial Instruments* – Liabilities
Credit Contracts	–	(103,382)	–	(103,382)
Foreign Exchange Contracts	–	(700,107)	–	(700,107)
Interest Rate Contracts	(356,509)	(5,483,872)	–	(5,840,381)
	(356,509)	(6,287,361)	–	(6,643,870)
Totals	$1,237,886	$504,010,557	$3,867,596	$509,116,039

64	AllianzGl Managed Accounts Trust Annual Report	| 10.31.13

Schedule of Investments

Fixed Income SHares: Series R

October 31, 2013 (continued)

At October 31, 2013, there were no transfers between Levels 1 and 2.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended October 31, 2013, was as follows:

	Beginning Balance 10/31/12	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3**	Ending Balance 10/31/13
Investments in Securities – Assets
Mortgage-Backed Securities	$12,857,528	$ –	$(1,399,894)	$(4,145)	$(1,873)	$(136,432)	$ –	$(7,398,884)	$3,916,300
Asset-Backed Securities	151,933	–	(154,354)	(7)	(2,550)	4,978	–	–	–
Options Purchased:
Interest Rate Contracts	319,234	–	–	–	(371,830)	52,596	–	–	–
	13,328,695	–	(1,554,248)	(4,152)	(376,253)	(78,858)	–	(7,398,884)	3,916,300
Investments in Securities – Liabilities
Options Written:
Interest Rate Contracts	(58,734)	–	(17,460)	–	–	27,490	–	–	(48,704)
Totals	$13,269,961	$ –	$(1,571,708)	$(4,152)	$(376,253)	$(51,368)	$ –	$(7,398,884)	$3,867,596

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at October 31, 2013.

	Ending Balance at 10/31/13	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities – Assets
Mortgage-Backed Securities	$ 3,916,300	Third-Party Pricing Vendor	Single Broker Quote	$100.16
Investments in Securities – Liabilities
Options Written:
Interest Rate Contracts	(48,704)	Third-Party Pricing Vendor	Single Broker Quote	$(0.75) – $(1.29)

*	Other financial instruments are derivatives, such as futures contracts, swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

**	Transferred out of Level 3 into Level 2 because an evaluated price with observable inputs from an independent third-party vendor became available.

The net change in unrealized appreciation/depreciation of Level 3 investments held at October 31, 2013, was $24,632. Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statement of Operations.

10.31.13	| AllianzGl Managed Accounts Trust Annual Report	65

Schedule of Investments

Fixed Income SHares: Series R

October 31, 2013 (continued)

(v)	The following is a summary of the derivative instruments categorized by risk exposure:

The effect of derivatives on the Statement of Assets and Liabilities at October 31, 2013:

Location	Market Price	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Investments, at value (options purchased)	$–	$165,469	$–	$–	$165,469
Unrealized appreciation of OTC swaps	–	1,262,907	43,973	–	1,306,880
Receivable for variation margin on centrally cleared swaps*	–	130,610	–	–	130,610
Receivable for variation margin on futures contracts**	–	42,758	–	–	42,758
Unrealized appreciation of forward foreign currency contracts	–	–	–	602,158	602,158
Total asset derivatives	$–	$1,601,744	$43,973	$602,158	$2,247,875
Liability derivatives:
Unrealized depreciation of OTC swaps	$–	$(4,284,720)	$(103,382)	$–	$(4,388,102)
Options written, at value	(32,394)	(614,739)	–	–	(647,133)
Payable for variation margin on futures contracts*	–	(17,814)	–	–	(17,814)
Unrealized depreciation of forward foreign currency contracts	–	–	–	(700,107)	(700,107)
Total liability derivatives	$(32,394)	$(4,917,273)	$(103,382)	$(700,107)	$(5,753,156)

*	Included in net unrealized appreciation of $979,765 on centrally cleared swaps as reported in note (o) of the Notes to Schedule of Investments.

**	Included in net unrealized appreciation of $1,237,886 on futures contracts as reported in note (l) of the Notes to Schedule of Investments.

66	AllianzGl Managed Accounts Trust Annual Report	| 10.31.13

Schedule of Investments

Fixed Income SHares: Series R

October 31, 2013 (continued)

The effect of derivatives on the Statement of Operations for the year ended October 31, 2013:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Investments (options purchased)	$(74,030)	$–	$91,533	$17,503
Futures contracts	(606,606)	–	–	(606,606)
Options written	1,610,760	–	421,106	2,031,866
Swaps	(1,371,304)	(143,417)	–	(1,514,721)
Foreign currency transactions (forward foreign currency contracts)	–	–	(90,664)	(90,664)
Total net realized gain (loss)	$(441,180)	$(143,417)	$421,975	$(162,622)
Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$69,752	$–	$–	$69,752
Futures contracts	1,198,086	–	–	1,198,086
Options written	760,688	–	–	760,688
Swaps	(1,844,851)	(7,824)	–	(1,852,675)
Foreign currency transactions (forward foreign currency contracts)	–	–	(172,382)	(172,382)
Total net change in unrealized appreciation/depreciation	$183,675	$(7,824)	$(172,382)	$3,469

The average volume (measured at each fiscal quarter-end) of derivative activity during the year ended October 31, 2013:

Options Purchased(1)	Options Written(2)	Options Written(1)	Futures Contracts(2)		Forward Foreign Currency Contracts(3)		Credit Default Swap Agreements(1)		Interest Rate Swap Agreements(1)
			Long	Short	Purchased	Sold	Buy	Sell
$9,620	35	$294,780	961	(24)	$66,885,470	$147,772,510	$5,820	$4,720	$106,200
		€57,100							BRL 101,400
€30,240
JPY348,000

(1)	Notional Amount (in thousands)
(2)	Number of contracts
(3)	U.S. $ Value on origination date

10.31.13	| AllianzGl Managed Accounts Trust Annual Report	67

Schedule of Investments

Fixed Income SHares: Series R

October 31, 2013 (continued)

Glossary:

AUD	-	Australian Dollar
BRL	-	Brazilian Real
	£-	British Pound
CDI	-	Inter-Bank Deposit Certificate
CLO	-	Collateralized Loan Obligation
CME	-	Chicago Mercantile Exchange
CMO	-	Collateralized Mortgage Obligation
CPURNSA	-	Consumer Price All Urban Non-Seasonally Adjusted Index
EUR/€	-	Euro
EURIBOR	-	Euro Inter-Bank Offered Rate
FRCPXTOB	-	France CPI ex-Tobacco Index
JPY	-	Japanese Yen
LIBOR	-	London Inter-Bank Offered Rate
MBS	-	Mortgage-Backed Securities
MXN	-	Mexican Peso
NZD	-	New Zealand Dollar
OTC	-	Over-the-Counter
TBA	-	To Be Announced

68	AllianzGl Managed Accounts Trust Annual Report	| 10.31.13 | See accompanying Notes to Financial Statements

Schedule of Investments

Fixed Income SHares: Series TE

October 31, 2013

Principal Amount (000s)		Value
Municipal Bonds – 93.6%
	Arizona – 5.3%
$1,000	Phoenix Civic Improvement Corp. Rev., 5.00%, 7/1/28, Ser. A	$1,048,940
1,000	Salt River Project Agricultural Improvement & Power Dist. Rev., 5.00%, 12/1/30, Ser. A	1,093,190
175	State Univ. Rev., 5.00%, 7/1/25, Ser. A	198,502
1,000	Water Infrastructure Finance Auth. Rev., 4.25%, 10/1/19, Ser. A	1,152,410
		3,493,042
	Arkansas – 0.4%
260	Univ. of Arkansas Rev., 5.00%, 5/1/26	292,287
	California – 12.3%
2,000	Bay Area Toll Auth. Rev., 5.00%, 4/1/38, Ser. S-4	2,057,360
1,000	Bay Area Water Supply & Conservation Agcy. Rev., 5.00%, 10/1/26, Ser. A	1,143,430
500	Contra Costa Transportation Auth. Rev., 5.00%, 3/1/25, Ser. B	569,840
400	East Bay Municipal Utility Dist. Rev., 5.00%, 6/1/22, Ser. B	487,756
	Health Facs. Financing Auth. Rev.,
1,000	St. Joseph Health System, 5.00%, 7/1/43, Ser. D (a)	1,142,700
500	Sutter Health, 5.25%, 8/15/22, Ser. A	570,005
100	Irvine, Special Assessment, 4.00%, 9/2/21	105,496
730	Los Angeles, GO, 5.00%, 9/1/22, Ser. B	863,459
250	Los Angeles Cnty. Public Works Financing Auth. Rev., 5.00%, 8/1/42	253,872
500	Los Angeles Department of Airports Rev., 5.00%, 5/15/29, Ser. B	544,870
200	San Francisco Bay Area Rapid Transit Dist. Rev., 5.00%, 7/1/24	225,506
100	Statewide Communities Dev. Auth. Rev., Sutter Health, 5.00%, 8/15/23, Ser. A	113,922
		8,078,216
	Colorado – 1.3%
500	Denver City & Cnty. School Dist. No. 1, GO, 5.00%, 12/1/26, Ser. B	569,525
250	State Board of Governors Rev., 5.00%, 3/1/18, Ser. A	288,638
		858,163
	Florida – 6.5%
1,300	Broward Cnty. Airport System Rev., 5.00%, 10/1/37, Ser. Q-1	1,322,373
555	Miami-Dade Cnty. Water & Sewer System Rev., 5.00%, 10/1/28, Ser. B	601,897
1,800	Municipal Power Agcy. Rev., St. Lucie Project, 5.00%, 10/1/26, Ser. A	2,029,950
250	State, GO, 5.00%, 7/1/25, Ser. B	289,715
		4,243,935
	Georgia – 1.6%
1,000	Atlanta Department of Aviation Rev., 5.00%, 1/1/42, Ser. B	1,020,750
	Kansas – 3.1%
2,000	Dev. Finance Auth. Rev., Adventist Health, 5.00%, 11/15/34, Ser. A	2,041,720
	Massachusetts – 3.3%
1,150	Bay Transportation Auth. Rev., 5.50%, 7/1/18, Ser. C	1,384,819
	School Building Auth. Rev.,
100	5.00%, 8/15/27, Ser. B	113,103
165	5.00%, 8/15/30, Ser. A	181,203
450	5.00%, 8/15/30, Ser. B	493,479
		2,172,604
	Minnesota – 1.8%
1,000	Anoka-Hennepin Independent School Dist. No. 11, GO, 5.00%, 2/1/19, Ser. A	1,175,690

10.31.13	| AllianzGl Managed Accounts Trust Annual Report	69

Schedule of Investments

Fixed Income SHares: Series TE

October 31, 2013 (continued)

Principal Amount (000s)		Value
	Missouri – 1.4%
750	Metropolitan St. Louis Sewer Dist. Rev., 5.00%, 5/1/23, Ser. B	$892,613
	Nebraska – 0.4%
200	Omaha Public Power Dist. Rev., 5.00%, 2/1/25, Ser. A	229,312
	New Jersey – 6.0%
1,000	Economic Dev. Auth. Rev., 5.00%, 3/1/24	1,132,850
1,000	Health Care Facs. Financing Auth. Rev., Robert Wood Johnson Univ. Hospital, 5.25%, 7/1/35	1,041,440
	State Turnpike Auth. Rev.,
175	5.00%, 1/1/21, Ser. B	202,132
1,300	5.00%, 1/1/31, Ser. A	1,368,003
210	Transportation Trust Fund Auth. Rev., 5.50%, 6/15/41, Ser. A	222,426
		3,966,851
	New York – 14.6%
	Metropolitan Transportation Auth. Rev.,
165	5.00%, 11/15/27, Ser. D	177,230
1,340	5.00%, 11/15/28, Ser. A	1,470,489
125	New York City, GO, 5.00%, 8/1/23, Ser. I	145,760
	New York City Trust for Cultural Res. Rev., Wildlife Conservation Society, Ser. A,
200	5.00%, 8/1/24	233,556
365	5.00%, 8/1/25	420,907
	State Dormitory Auth. Rev., Ser. A,
1,725	5.00%, 12/15/26	1,965,724
170	5.00%, 3/15/27	188,510
100	5.00%, 12/15/30	109,811
1,130	Tompkins Cnty. Dev. Corp. Rev., Tompkins Cortland Community College, 5.00%, 7/1/20	1,193,370
	Triborough Bridge & Tunnel Auth. Rev.,
300	5.00%, 11/15/25, Ser. A	344,328
2,000	5.00%, 11/15/27, Ser. B	2,275,440
1,000	5.00%, 11/15/29, Ser. A	1,082,690
		9,607,815
	North Carolina – 6.2%
1,000	Cary Combined Utility Systems Rev., 5.00%, 12/1/24	1,183,070
100	Charlotte-Mecklenburg Hospital Auth. Rev., 5.00%, 1/15/28, Ser. A	108,670
1,250	Raleigh Combined Enterprise System Rev., 5.00%, 3/1/24, Ser. A	1,493,462
100	State Rev., 5.00%, 5/1/26, Ser. C	112,469
1,000	Turnpike Auth. Rev., 5.00%, 7/1/24	1,146,900
		4,044,571
	Ohio – 2.8%
900	Cleveland Department of Public Utilities Division of Water Rev., 5.00%, 1/1/24, Ser. X	1,035,657
450	Higher Educational Fac. Commission Rev., Western Univ., 5.00%, 12/1/21	525,676
250	State Rev., 5.00%, 12/15/24, Ser. 1	285,448
		1,846,781
	Oklahoma – 0.5%
300	Water Res. Board Rev., 5.00%, 4/1/22, Ser. B	352,626
	Pennsylvania – 3.6%
100	Monroeville Finance Auth. Rev., 5.00%, 2/15/22	113,695
1,000	River Port Auth. Rev., 5.00%, 1/1/23	1,068,860
1,000	Turnpike Commission Rev., 5.00%, 12/1/20, Ser. B	1,153,410
		2,335,965

70	AllianzGl Managed Accounts Trust Annual Report	| 10.31.13

Schedule of Investments

Fixed Income SHares: Series TE

October 31, 2013 (continued)

Principal Amount (000s)		Value
	Tennessee – 0.5%
100	Metropolitan Gov’t of Nashville & Davidson Cnty., GO, 5.00%, 7/1/23	$118,151
200	Tennessee Energy Acquisition Corp. Rev., 5.25%, 9/1/24, Ser. A	213,256
		331,407
	Texas – 7.1%
300	Dallas, GO, 5.00%, 2/15/23	353,055
500	Dallas/Fort Worth International Airport Rev., 5.00%, 11/1/27, Ser. B	533,160
250	Harris Cnty., GO, 5.00%, 8/15/26	285,627
200	La Joya Independent School Dist., GO, 5.00%, 2/15/27 (GTD-PSF)	226,696
750	Lower River Auth. Rev., 5.00%, 5/15/33, Ser. A	768,292
100	Municipal Gas Acquisition & Supply Corp. III Rev., 5.00%, 12/15/26	101,827
175	North Texas Tollway Auth. Rev., 5.00%, 1/1/28, Ser. B	183,957
250	San Antonio Public Facs. Corp. Rev., 5.00%, 9/15/25	282,823
	Texas Municipal Gas Acquisition & Supply Corp. I Rev.,
1,000	5.25%, 12/15/23, Ser. A	1,094,360
675	6.25%, 12/15/26, Ser. D	794,671
		4,624,468
	Utah – 1.7%
1,000	Intermountain Power Agcy. Rev., 5.00%, 7/1/23, Ser. A	1,126,060
	Virginia – 8.9%
560	College Building Auth. Rev., 5.00%, 2/1/25	645,165
2,315	Loudoun Cnty., GO, 5.00%, 12/1/27, Ser. A	2,656,532
1,000	Public Building Auth. Rev., 5.00%, 8/1/25, Ser. A	1,162,270
1,000	Public School Auth. Rev., 5.00%, 8/1/21, Ser. A	1,195,070
175	Res. Auth. Rev., 5.00%, 11/1/26, Ser. A	202,098
		5,861,135
	Washington – 2.6%
1,250	Central Puget Sound Regional Transit Auth. Rev., 5.00%, 2/1/24, Ser. P-1	1,461,050
200	State, GO, 5.00%, 1/1/28, Ser. C	219,198
		1,680,248
	Wisconsin – 1.7%
1,000	WPPI Energy Rev., 5.00%, 7/1/25, Ser. A	1,124,580
Total Municipal Bonds (cost-$63,092,768)		61,400,839
Short-Term Investments – 4.7%
	U.S. Treasury Obligations – 4.7%
3,100	U.S. Treasury Notes, 0.25%, 9/15/14 (cost-$3,103,468)	3,103,450
Total Investments (cost-$66,196,236) – 98.3%		64,504,289
Other assets less liabilities – 1.7%		1,089,778
Net Assets – 100.0%		$65,594,067

10.31.13	| AllianzGl Managed Accounts Trust Annual Report	71

Schedule of Investments

Fixed Income SHares: Series TE

October 31, 2013 (continued)

Notes to Schedule of Investments:

(a)	Variable or Floating Rate Security—Security with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on October 31, 2013.

(b)	Fair Value Measurements-See Note 1(b) in the Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 10/31/13
Investments in Securities – Assets
Municipal Bonds	$–	$61,400,839	$–	$61,400,839
Short-Term Investments	–	3,103,450	–	3,103,450
Totals	$–	$64,504,289	$–	$64,504,289

At October 31, 2013, there were no transfers between Levels 1 and 2.

(c)	The following is a summary of the derivative instruments categorized by risk exposure:

The	effect of derivatives on the Statement of Operations for the year ended October 31, 2013:

Location	Interest Rate Contracts
Net realized gain on:
Futures contracts	$79,241

The average volume (measured at each fiscal quarter-end) of derivative activity during the year ended October 31, 2013:

Futures Contracts (1)
Long
3

(1)	Number of contracts

Glossary:

GO	-	General Obligation Bond
GTD	-	Guaranteed
PSF	-	Public School Fund

72	AllianzGl Managed Accounts Trust Annual Report	| 10.31.13 | See accompanying Notes to Financial Statements

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October 31, 2013	| Annual Report	73

Statements of Assets and Liabilities

AllianzGI Managed Accounts Trust

October 31, 2013

	Series C	Series M	Series R	Series TE
Assets:
Investments, at value (cost-$3,947,687,600, $3,786,765,539, $515,149,449 and $66,196,236, respectively)	$4,097,515,977	$3,905,972,360	$510,724,692	$64,504,289
Cash	110,975	–	114	119,144
Foreign currency, at value (cost-$1,149,593, $1,751,853, $399,093 and $0, respectively)	1,146,428	1,734,216	397,678	–
Receivable for investments sold	70,776,698	235,003,164	13,357,500	299,757
Interest receivable	40,453,221	22,058,556	2,075,212	838,904
Unrealized appreciation of OTC swaps	28,088,247	4,492,344	1,306,880	–
Deposits with brokers for swaps collateral	14,537,000	38,899,000	2,066,000	–
Swap premiums paid	11,506,205	220,076	395,345	–
Unrealized appreciation of forward foreign currency contracts	8,308,997	3,701,443	602,158	–
Receivable for shares of beneficial interest sold	5,489,058	4,983,664	547,800	–
Deposits with brokers for futures contracts collateral	2,754,000	3,522,000	–	–
Receivable for variation margin on centrally cleared swaps	1,466,180	1,661,755	130,610	–
Receivable for principal paydowns	122	167,510	1,593	–
Receivable for variation margin on futures contracts	–	1,511,615	42,758	–
Receivable from broker	–	179,316	–	–
Receivable for terminated swaps	–	–	225,748	–
Prepaid expenses	17,041	17,041	–	–
Total Assets	4,282,170,149	4,224,124,060	531,874,088	65,762,094

Liabilities:
Payable for investments purchased	42,088,687	1,174,211,729	9,777,930	–
Payable for reverse repurchase agreements	308,645,000	–	94,898,501	–
Payable for shares of beneficial interest redeemed	3,310,944	3,111,053	156,266	22,992
Payable to custodian for cash overdraft	–	39,298	–	–
Payable to brokers for cash collateral received	21,542,000	14,084,000	1,444,000	–
Payable to broker	221,016	–	–	–
Payable for terminated swaps	–	–	36,478	–
Payable for variation margin on futures contracts	156,362	–	17,814	–
Payable for sale-buyback financing transactions	548,975,366	–	68,911,491	–
Securities sold short, at value (proceeds received-$28,852,031, $0, $0 and $0, respectively)	28,911,095	–	–	–
Unrealized depreciation of OTC swaps	26,136,241	8,807,313	4,388,102	–
Unrealized depreciation of forward foreign currency contracts	16,973,093	1,824,919	700,107	–
Dividends payable	13,737,486	9,115,004	514,723	145,035
Swap premiums received	6,566,653	461,269	221,213	–

74	AllianzGl Managed Accounts Trust Annual Report	| 10.31.13 |	See accompanying Notes to Financial Statements

Statements of Assets and Liabilities

AllianzGI Managed Accounts Trust

October 31, 2013 (continued)

	Series C	Series M	Series R	Series TE
Options written, at value (premiums received-$5,860,876, $26,745,555, $1,638,067 and $0, respectively)	$3,851,691	$15,539,108	$647,133	$–
Interest payable for reverse repurchase agreements	3,718	–	1,296	–
Interest payable for cash collateral received	354	231	29	–
Total Liabilities	1,021,119,706	1,227,193,924	181,715,083	168,027
Net Assets	$3,261,050,443	$2,996,930,136	$350,159,005	$65,594,067

Net Assets Consist of:
Shares of beneficial interest of $0.001 par value (unlimited number authorized)	$248,694	$275,992	$33,283	$6,805
Paid-in-capital in excess of par	2,919,342,616	2,844,950,768	366,496,989	67,375,443
Undistributed (dividends in excess of) net investment income	10,568,563	(1,252,204)	(1,153,904)	8
Accumulated net realized gain (loss)	200,187,413	43,613,626	(14,054,109)	(96,242)
Net unrealized appreciation (depreciation)	130,703,157	109,341,954	(1,163,254)	(1,691,947)
Net Assets	$3,261,050,443	$2,996,930,136	$350,159,005	$65,594,067
Shares Outstanding	248,693,566	275,992,125	33,282,531	6,804,560
Net Asset Value, Offering Price and Redemption Price Per Share	$13.11	$10.86	$10.52	$9.64

See accompanying Notes to Financial Statements	| 10.31.13 |	AllianzGl Managed Accounts Trust Annual Report	75

Statements of Operations

AllianzGI Managed Accounts Trust

Year ended October 31, 2013

	Series C	Series M	Series R	Series TE
Investment Income:
Interest	$171,769,187	$116,081,215	$10,913,590	$903,093
Miscellaneous	–	458,715	46,140	–
Total Investment Income	171,769,187	116,539,930	10,959,730	903,093

Expenses:
Interest	34,117	30,692	233,579	–
Miscellaneous	212	200	200	200
Total Expenses	34,329	30,892	233,779	200

Net Investment Income	171,734,858	116,509,038	10,725,951	902,893

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	100,723,307	97,639,419	1,877,310	(170,126)
Futures contracts	20,125,192	(2,218,100)	(606,606)	79,241
Options written	19,335,250	2,110,450	2,031,866	–
Swaps	79,116,808	32,337,236	(1,514,721)	–
Foreign currency transactions	28,551,155	(247,175)	861,000	–
Net change in unrealized appreciation/depreciation of:
Investments	(245,917,096)	(185,973,193)	(42,196,799)	(1,734,314)
Securities sold short	(59,127)	–	–	–
Futures contracts	(1,046,508)	4,843,187	1,198,086	–
Options written	1,459,929	13,865,400	760,688	–
Swaps	(58,675,799)	(43,014,194)	(1,852,675)	–
Foreign currency transactions	(14,298,130)	483,801	(297,908)	–
Net Realized and Change in Unrealized Loss	(70,685,019)	(80,173,169)	(39,739,759)	(1,825,199)
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$101,049,839	$36,335,869	$(29,013,808)	$(922,306)

76	AllianzGl Managed Accounts Trust Annual Report	| 10.31.13 |	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

AllianzGI Managed Accounts Trust

	Series C
	Year ended October 31, 2013	Year ended October 31, 2012
Investment Operations:
Net investment income	$171,734,858	$188,768,172
Net realized gain	247,851,712	168,336,678
Net change in unrealized appreciation/depreciation	(318,536,731)	146,120,183
Net increase in net assets resulting from investment operations	101,049,839	503,225,033

Dividends and Distributions to Shareholders from:
Net investment income	(252,691,443)	(195,735,335)
Net realized gains	(28,713,093)	–
Total dividends and distributions to shareholders	(281,404,536)	(195,735,335)

Share Transactions:
Net proceeds from the sale of shares	1,005,089,507	838,909,633
Cost of shares redeemed	(1,582,526,880)	(808,522,487)
Net increase (decrease) in net assets from share transactions	(577,437,373)	30,387,146
Total increase (decrease) in net assets	(757,792,070)	337,876,844

Net Assets:
Beginning of year	4,018,842,513	3,680,965,669
End of year*	$3,261,050,443	$4,018,842,513
*Including undistributed net investment income of:	$10,568,563	$34,484,296

Shares Issued and Redeemed:
Issued	75,594,711	64,041,414
Redeemed	(119,237,180)	(61,302,597)
Net Increase (Decrease)	(43,642,469)	2,738,817

See accompanying Notes to Financial Statements	| 10.31.13 |	AllianzGl Managed Accounts Trust Annual Report	77

Statements of Changes in Net Assets

AllianzGI Managed Accounts Trust

	Series M
	Year ended October 31, 2013	Year ended October 31, 2012
Investment Operations:
Net investment income	$116,509,038	$144,888,616
Net realized gain	129,621,830	161,659,343
Net change in unrealized appreciation/depreciation	(209,794,999)	136,785,313
Net increase in net assets resulting from investment operations	36,335,869	443,333,272

Dividends to Shareholders from:
Net investment income	(153,919,510)	(190,188,107)

Share Transactions:
Net proceeds from the sale of shares	954,104,263	858,273,420
Cost of shares redeemed	(1,827,599,582)	(767,241,438)
Net increase (decrease) in net assets from share transactions	(873,495,319)	91,031,982
Total increase (decrease) in net assets	(991,078,960)	344,177,147

Net Assets:
Beginning of year	3,988,009,096	3,643,831,949
End of year*	$2,996,930,136	$3,988,009,096
*Including undistributed (dividends in excess of) net investment income of:	$(1,252,204)	$11,646,462

Shares Issued and Redeemed:
Issued	86,881,849	79,724,769
Redeemed	(166,386,495)	(70,951,696)
Net Increase (Decrease)	(79,504,646)	8,773,073

78	AllianzGl Managed Accounts Trust Annual Report	| 10.31.13 |	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

AllianzGI Managed Accounts Trust

	Series R
	Year ended October 31, 2013	Year ended October 31, 2012
Investment Operations:
Net investment income	$10,725,951	$14,416,764
Net realized gain	2,648,849	29,649,407
Net change in unrealized appreciation/depreciation	(42,388,608)	21,890,223
Net increase (decrease) in net assets resulting from investment operations	(29,013,808)	65,956,394

Dividends and Distributions to Shareholders from:
Net investment income	(10,834,508)	(18,180,041)
Net realized gains	(34,897,070)	(43,406,231)
Total dividends and distributions to shareholders	(45,731,578)	(61,586,272)

Share Transactions:
Net proceeds from the sale of shares	183,493,231	230,584,792
Cost of shares redeemed	(361,307,822)	(125,185,066)
Net increase (decrease) in net assets from share transactions	(177,814,591)	105,399,726
Total increase (decrease) in net assets	(252,559,977)	109,769,848

Net Assets:
Beginning of year	602,718,982	492,949,134
End of year*	$350,159,005	$602,718,982
*Including dividends in excess of net investment income of:	$(1,153,904)	$(3,879,445)

Shares Issued and Redeemed:
Issued	16,264,728	20,188,078
Redeemed	(33,504,463)	(10,849,722)
Net Increase (Decrease)	(17,239,735)	9,338,356

See accompanying Notes to Financial Statements	| 10.31.13 |	AllianzGl Managed Accounts Trust Annual Report	79

Statements of Changes in Net Assets

AllianzGI Managed Accounts Trust

	Series TE
	Year ended October 31, 2013	For the Period June 26, 2012* through October 31, 2012
Investment Operations:
Net investment income	$902,893	$24,270
Net realized loss	(90,885)	(5,357)
Net change in unrealized appreciation/depreciation	(1,734,314)	42,367
Net increase (decrease) in net assets resulting from investment operations	(922,306)	61,280

Dividends to Shareholders from:
Net investment income	(902,893)	(24,270)

Share Transactions:
Net proceeds from the sale of shares	70,208,582	7,435,514
Cost of shares redeemed	(12,239,806)	(22,034)
Net increase in net assets from share transactions	57,968,776	7,413,480
Total increase in net assets	56,143,577	7,450,490

Net Assets:
Beginning of period	9,450,490	2,000,000
End of period**	$65,594,067	$9,450,490
**Including undistributed net investment income of:	$8	–

Shares Issued and Redeemed:
Issued	7,125,971	748,311
Redeemed	(1,267,512)	(2,210)
Net Increase	5,858,459	746,101

* Commencement of operations.

80	AllianzGl Managed Accounts Trust Annual Report	| 10.31.13 |	See accompanying Notes to Financial Statements

Statement of Cash Flows†

AllianzGI Managed Accounts Trust

Year ended October 31, 2013

Series R
Increase in Cash and Foreign Currency from:

Cash Flows provided by Operating Activities:
Net decrease in net assets resulting from investment operations	$(29,013,808)

Adjustments to Reconcile Net Decrease in Net Assets Resulting from Investment Operations to Net Cash provided by Operating Activities:
Purchases of long-term investments	(441,765,505)
Proceeds from sales of long-term investments	659,433,417
Sales of short-term portfolio investments, net	10,934,997
Net change in unrealized appreciation/depreciation	42,388,608
Net realized gain	(2,648,849)
Net amortization/accretion on investments	6,673,958
Increase in receivable for investments sold	(10,858,113)
Decrease in interest and dividends receivable	1,446,781
Decrease in receivable for principal paydown	916
Proceeds from futures contracts transactions	624,286
Decrease in deposits with brokers for futures contracts collateral	28,000
Increase in deposits with brokers for swaps collateral	(2,066,000)
Decrease in receivable from broker	3,347
Increase in payable for investments purchased	8,401,472
Decrease in payable to brokers for cash collateral received	(1,000)
Net cash provided by swap transactions	19,891
Decrease in interest payable for reverse repurchase agreements	(2,291)
Net cash provided by foreign currency transactions	740,232
Decrease in interest payable on cash collateral received	(37)
Net cash provided by operating activities	244,340,302

Cash Flows used for Financing Activities:
Payments for reverse repurchase agreements	(323,656,107)
Proceeds on reverse repurchase agreements	373,791,358
Cash dividends paid	(47,405,143)
Proceeds from shares of beneficial interest sold	184,010,326
Payment on shares of beneficial interest redeemed	(362,156,423)
Decrease in payable for sale-buyback financing transactions	(68,683,897)
Net cash used for financing activities	(244,099,886)
Net increase in cash and foreign currency	240,416
Cash and foreign currency, at beginning of year	157,376
Cash and foreign currency, at end of year	$397,792

Cash paid for interest primarily related to participation in reverse repurchase agreement transactions was $235,907.

† Statement of Cash Flows is not required for Series C, Series M or Series TE.

See accompanying Notes to Financial Statements	| 10.31.13 |	AllianzGl Managed Accounts Trust Annual Report	81

Financial Highlights

Fixed Income SHares: Series C

For a share outstanding throughout each year:

	Year ended October 31,
	2013		2012		2011		2010		2009
Net asset value, beginning of year	$13.75		$12.71		$14.05		$13.83		$11.50
Investment Operations:
Net investment income	0.60		0.65		0.78		0.75		0.83
Net realized and change in unrealized gain (loss)	(0.24)		1.06		(0.46)		1.93		3.86
Total from investment operations	0.36		1.71		0.32		2.68		4.69
Dividends and Distributions to Shareholders from:
Net investment income	(0.90)		(0.67)		(1.25)		(1.67)		(1.36)
Net realized gains	(0.10)		–		(0.41)		(0.79)		(1.00)
Total dividends and distributions to shareholders	(1.00)		(0.67)		(1.66)		(2.46)		(2.36)
Net asset value, end of year	$13.11		$13.75		$12.71		$14.05		$13.83
Total Investment Return (1)	2.72%		13.79%		2.75%		22.40%		45.84%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$3,261,050		$4,018,843		$3,680,966		$3,345,203		$2,893,227
Ratio of operating expenses to average net assets, including interest expense (2)	0.00	%(3)	0.00	%(3)	0.00	%(3)	0.00	%(3)	0.01%
Ratio of operating expenses to average net assets, excluding interest expense (2)	0.00	%(3)	0.00%		0.00%		0.00%		0.00%
Ratio of net investment income to average net assets (2)	4.65%		4.87%		5.72%		5.70%		6.71%
Portfolio turnover rate	149%		83%		178%		164%		683%

(1)	The calculation assumes that all income dividends and capital gain distributions, if any, have been reinvested. Total return does not reflect broker commissions or “wrap fee” charges.
(2)	Reflects the fact that no fees or expenses are incurred. The Portfolios are an integral part of “wrap-fee” programs sponsored by investment advisers and/or broker-dealers unaffiliated with Series C, the Investment Manager or the Sub-Adviser. Participants in these programs pay a “wrap” fee to the sponsor of the program.
(3)	Less than 0.005%.

82	AllianzGl Managed Accounts Trust Annual Report	| 10.31.13

Financial Highlights

Fixed Income SHares: Series M

For a share outstanding throughout each year:

	Year ended October 31,
	2013		2012		2011		2010	2009
Net asset value, beginning of year	$11.22		$10.51		$10.94		$9.90	$8.36
Investment Operations:
Net investment income	0.34		0.41		0.48		0.47	1.19
Net realized and change in unrealized gain (loss)	(0.23)		0.84		(0.29)		1.25	1.62
Total from investment operations	0.11		1.25		0.19		1.72	2.81
Dividends and Distributions to Shareholders from:
Net investment income	(0.47)		(0.54)		(0.49)		(0.68)	(1.27)
Net realized gains	–		–		(0.13)		–	–
Total dividends and distributions to shareholders	(0.47)		(0.54)		(0.62)		(0.68)	(1.27)
Net asset value, end of year	$10.86		$11.22		$10.51		$10.94	$9.90
Total Investment Return (1)	0.97%		12.23%		1.95%		18.22%	36.99%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$2,996,930		$3,988,009		$3,643,832		$3,351,404	$2,779,932
Ratio of operating expenses to average net assets, including interest expense (2)	0.00	%(3)	0.00	%(3)	0.00	%(3)	0.01%	1.78%
Ratio of operating expenses to average net assets, excluding interest expense (2)	0.00	%(3)	0.00%		0.00%		0.00%	0.00%
Ratio of net investment income to average net assets (2)	3.25%		3.78%		4.57%		4.67%	13.01%
Portfolio turnover rate	448%		516%		514%		482%	916%

(1)	The calculation assumes that all income dividends and capital gain distributions, if any, have been reinvested. Total return does not reflect broker commissions or “wrap fee” charges.
(2)	Reflects the fact that no fees or expenses are incurred. The Portfolios are an integral part of “wrap-fee” programs sponsored by investment advisers and/or broker-dealers unaffiliated with Series M, the Investment Manager or the Sub-Adviser. Participants in these programs pay a “wrap” fee to the sponsor of the program.
(3)	Less than 0.005%.

10.31.13 |	AllianzGl Managed Accounts Trust Annual Report	83

Financial Highlights

Fixed Income SHares: Series R

For a share outstanding throughout each year:

	Year ended October 31,
	2013		2012	2011		2010		2009
Net asset value, beginning of year	$11.93		$11.97	$12.13		$10.83		$9.27
Investment Operations:
Net investment income	0.19		0.31	0.40		0.33		0.25
Net realized and change in unrealized gain (loss)	(0.69)		1.10	0.85		1.54		2.00
Total from investment operations	(0.50)		1.41	1.25		1.87		2.25
Dividends and Distributions to Shareholders from:
Net investment income	(0.23)		(0.40)	(0.43)		(0.52)		(0.29)
Net realized gains	(0.68)		(1.05)	(0.98)		(0.05)		(0.40)
Total dividends and distributions to shareholders	(0.91)		(1.45)	(1.41)		(0.57)		(0.69)
Net asset value, end of year	$10.52		$11.93	$11.97		$12.13		$10.83
Total Investment Return (1)	(4.78)%		13.26%	12.23%		17.94%		25.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$350,159		$602,719	$492,949		$403,376		$287,966
Ratio of operating expenses to average net assets, including interest expense (2)	0.04%		0.02%	0.00	%(3)	0.00	%(3)	0.00	%(3)
Ratio of operating expenses to average net assets, excluding interest expense (2)	0.00	%(3)	0.00%	0.00%		0.00%		0.00%
Ratio of net investment income to average net assets (2)	2.06%		2.67%	3.62%		2.90%		2.77%
Portfolio turnover rate	69%		264%	805%		495%		1,216%

(1)	The calculation assumes that all income dividends and capital gain distributions, if any, have been reinvested. Total return does not reflect broker commissions or “wrap fee” charges.
(2)	Reflects the fact that no fees or expenses are incurred. The Portfolios are an integral part of “wrap-fee” programs sponsored by investment advisers and/or broker-dealers unaffiliated with Series R, the Investment Manager or the Sub-Adviser. Participants in these programs pay a “wrap” fee to the sponsor of the program.
(3)	Less than 0.005%.

84	AllianzGl Managed Accounts Trust Annual Report	| 10.31.13

Financial Highlights

Fixed Income SHares: Series TE

For a share outstanding throughout each period:

	Year ended October 31, 2013	For the Period June 26, 2012* through October 31, 2012
Net asset value, beginning of period	$9.99	$10.00
Investment Operations:
Net investment income	0.22	0.05
Net realized and change in unrealized loss	(0.35)	(0.01)
Total from investment operations	(0.13)	0.04
Dividends to Shareholders from Net Investment Income	(0.22)	(0.05)
Net asset value, end of period	$9.64	$9.99
Total Investment Return (1)	(1.40)%	0.43%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$65,594	$9,450
Ratio of operating expenses to average net assets (3)	0.00%(4)	0.00	%(2)
Ratio of net investment income to average net assets (3)	2.19%	1.71	%(2)
Portfolio turnover rate	18%	30%

*	Commencement of operations.
(1)	The calculation assumes that all income dividends and capital gain distributions, if any, have been reinvested. Total return does not reflect broker commissions or “wrap fee” charges. Total investment return for a period of less than one year is not annualized.
(2)	Annualized.
(3)	Reflects the fact that no fees or expenses are incurred. The Portfolios are an integral part of “wrap-fee” programs sponsored by investment advisers and/or broker-dealers unaffiliated with Series TE, the Investment Manager or the Sub-Adviser. Participants in these programs pay a “wrap” fee to the sponsor of the program.
(4)	Less than 0.005%.

10.31.13 |	AllianzGl Managed Accounts Trust Annual Report	85

Notes to Financial Statements

AllianzGI Managed Accounts Trust

October 31, 2013

1. Organization and Significant Accounting Policies

AllianzGI Managed Accounts Trust (the “Trust”), formerly known as Allianz Global Investors Managed Accounts Trust, was organized as a Massachusetts business trust on November 3, 1999. The Trust is comprised of Fixed Income SHares: Series C, Series M, Series R and Series TE (each a “Portfolio” and collectively the “Portfolios”). Allianz Global Investors Fund Management LLC (“AGIFM” or the “Investment Manager”) and Pacific Investment Management Company LLC (“PIMCO” or the “Sub-Adviser”) serve as the Portfolios’ investment adviser/administrator and Sub-Adviser, respectively, and are indirect, wholly-owned subsidiaries of Allianz Asset Management of America L.P. (“AAM”). AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly-traded European insurance and financial services company. Each Portfolio has authorized an unlimited amount of shares of beneficial interest with $0.001 par value.

The preparation of the Portfolios’ financial statements in accordance with accounting principles generally accepted in the United States of America requires the Portfolios’ management to make estimates and assumptions that affect the reported amounts and disclosures in each Portfolio’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Portfolios enter into contracts that contain a variety of representations that provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios that have not yet occurred.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards

Update (“ASU”) No. 2011-11, “Disclosures About Offsetting Assets and Liabilities”, as amended in January 2013 by ASU No. 2013-01, which requires enhanced disclosures that will enable users to evaluate the effect or potential effect of netting arrangements on an entity’s financial position, including the effect or potential effect of rights of setoff associated with certain financial instruments and derivative instruments. The amendments are effective for fiscal years beginning on or after January 1, 2013. The Portfolios’ management is currently evaluating the effect that the guidance may have on the Portfolios’ financial statements.

The following is a summary of significant accounting policies consistently followed by the Portfolios:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Portfolios’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Centrally cleared swaps and exchange traded futures are valued at the price determined by the relevant exchange. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement date.

86	AllianzGl Managed Accounts Trust Annual Report	| 10.31.13

Notes to Financial Statements

AllianzGI Managed Accounts Trust

October 31, 2013

1. Organization and Significant Accounting Policies (continued)

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Investment Manager and Sub-Adviser. The Trust’s Valuation Committee was established by the Board to oversee the implementation of the Portfolios’ valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Sub-Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Benchmark pricing procedures are used as the basis for setting the base price of a fixed-income security and for subsequently adjusting the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation

Committee. The validity of the fair value is reviewed by the Sub-Adviser on a periodic basis and may be amended as the availability of market data indicates a material change.

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of each Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Portfolios to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Portfolios’ financial statements. Each Portfolio’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

■	Level 1 – quoted prices in active markets for identical investments that the Portfolios have the ability to access

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1. Organization and Significant Accounting Policies (continued)

■	Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs
■	Level 3 – valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Portfolios to measure fair value during the year ended October 31, 2013 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Portfolios’ policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Portfolios generally use to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles (“GAAP”).

U.S. Treasury Obligations – U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities – Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps and the next coupon reset date. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds – Municipal bonds are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

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October 31, 2013

1. Organization and Significant Accounting Policies (continued)

Sovereign Debt Obligations – Sovereign debt obligations are valued by independent pricing services based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored regularly for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable, the values of sovereign debt obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes – Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations – Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon, average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Option Contracts – Option contracts traded over-the-counter (“OTC”) and FLexible EXchange (“FLEX”) options are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC and FLEX option contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts – Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

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October 31, 2013

1. Organization and Significant Accounting Policies (continued)

Credit Default Swaps – OTC credit default swaps are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. Centrally cleared credit default swaps are valued at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Interest Rate Swaps – OTC interest rate swaps are valued by independent pricing services using pricing models that are based on real-time intraday snapshots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps is monitored regularly to ensure that interest rates are properly depicting the current market rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of interest rate swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans – Senior Loans are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. These quoted prices are based on interest rates, yield curves, option adjusted spreads and credit spreads. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discount and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income. Dividend income is recorded on the ex-dividend date. Facility fees and other fees (such as origination fees) received on the settlement date are amortized as income over the expected term of the senior loan. Facility fees and other fees received after the settlement date relating to senior loans, consent fees relating to corporate actions and commitment fees received relating to unfunded purchase commitments are recorded as miscellaneous income upon receipt. Paydown gains and losses are netted and recorded as interest income on the Statements of Operations.

(d) Federal Income Taxes

The Portfolios intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Portfolios, a minimum threshold for financial statement

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October 31, 2013

1. Organization and Significant Accounting Policies (continued)

recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Manager has reviewed the Portfolios’ tax positions for all open tax years. As of October 31, 2013, the Portfolios have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken. The Portfolios’ federal income tax returns for the prior three years, as applicable, remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions

The Portfolios declare dividends from net investment income to shareholders monthly. Distributions of net realized capital gains, if any, are paid at least annually. The Portfolios record dividends and distributions on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Foreign Currency Translation

The Portfolios’ accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Portfolios’ Statements of Operations.

The Portfolios do not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Portfolios do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(g) Senior Loans

The Portfolios may purchase assignments of, and participations in, Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Portfolios succeed to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.

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October 31, 2013

1. Organization and Significant Accounting Policies (continued)

(h) Repurchase Agreements

The Portfolios enter into transactions with their custodian bank or securities brokerage firms whereby they purchase securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Portfolios, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Portfolios until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Portfolios require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Portfolios may be delayed or limited.

(i) Reverse Repurchase Agreements

In a reverse repurchase agreement, the Portfolios sell securities to a bank or broker-dealer and agree to repurchase the securities at a mutually agreed upon date and price. Generally, the effect of such a transaction is that the Portfolios can recover and reinvest all or most of the cash invested in portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Portfolios of the reverse repurchase transaction is less than the returns the Portfolios obtain on investments purchased with the cash. To the extent the

Portfolios do not cover their positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), the Portfolios’ uncovered obligations under the agreements will be subject to the Portfolios’ limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Portfolios are obligated to repurchase under the agreements may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolios’ use of the proceeds of the agreement may be restricted pending determination by the other party, or its trustee or receiver, whether to enforce the Portfolios’ obligation to repurchase the securities.

(j) When-Issued/Delayed-Delivery Transactions

When-issued or delayed-delivery transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolios will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolios assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations; consequently, such fluctuations are taken into account when determining the NAV. The Portfolios may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security is sold on a delayed-delivery basis, the Portfolios do not participate in future gains and losses with respect to the security.

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AllianzGI Managed Accounts Trust

October 31, 2013

1. Organization and Significant Accounting Policies (continued)

(k) Inflation-Indexed Bonds

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation- indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income in the Statements of Operations, even though investors do not receive principal until maturity.

(l) Sale-Buybacks

A Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by a Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Portfolio are reflected as a liability on the Statements of Assets and Liabilities. A Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Portfolio and the counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Portfolio to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A Portfolio will segregate assets determined to be liquid by the Investment Manager or otherwise cover its obligations under sale-buyback transactions.

(m) Mortgage-Related and Other Asset-Backed Securities

Investments in mortgage-related or other asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolios to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. The decline in liquidity and prices of these types of securities may make it more difficult to determine fair market value. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

(n) U.S. Government Agencies or Government-Sponsored Enterprises

Securities issued by U.S. Government agencies or government-sponsored enterprises may not

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October 31, 2013

1. Organization and Significant Accounting Policies (continued)

be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(o) Short Sales

Short sale transactions involve the Portfolios selling securities they do not own in anticipation of a decline in the market price of the securities. The Portfolios are obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(p) Restricted Securities

The Portfolios are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

(q) Interest Expense

Interest expense primarily relates to the Portfolios’ participation in reverse repurchase agreement transactions. Interest expense is recorded as it is incurred.

(r) Securities Traded on To-Be-Announced Basis

The Portfolios may from time to time purchase securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. Beginning on the date the Portfolio enters into a TBA transaction, cash, U.S. government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations, and their current value is determined in the same manner as for other securities.

2. Principal Risks

In the normal course of business, the Portfolios trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Portfolios are also exposed to other risks such as, but not limited to, interest rate, foreign currency, credit and leverage risks.

Interest rate risk is the risk that fixed income securities will decline in value because of

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AllianzGI Managed Accounts Trust

October 31, 2013

2. Principal Risks (continued)

changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Portfolios are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Portfolio holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Portfolio’s shares.

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Portfolio holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Portfolios because the Portfolios may have to reinvest that money at the lower prevailing interest rates. The Portfolios’ investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The Portfolios are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

To the extent the Portfolios directly invest in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolios’ investments in foreign currency-denominated securities may reduce the returns of the Portfolios.

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AllianzGI Managed Accounts Trust

October 31, 2013

2. Principal Risks (continued)

The Portfolios are subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Portfolios to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities.

The Portfolios are exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolios have unsettled or open transactions will default. The potential loss to the Portfolios could exceed the value of the financial assets recorded in the Portfolios’ financial statements. Financial assets, which potentially expose the Portfolios to counterparty risk, consist principally of cash due from counterparties and investments. The Sub-Adviser seeks to minimize the Portfolios’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Portfolios have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolios are exposed to risks associated with leverage. Leverage may cause the value of the Portfolios’ shares to be more volatile than if the Portfolios did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolios’ portfolio securities. The Portfolios may engage in transactions or purchase instruments that give rise to forms of leverage. Obligations to settle reverse repurchase agreements may be detrimental to the Portfolios’ performance. In addition, to the extent the Portfolios employ leverage, dividend and interest costs may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Portfolios’ investment returns, resulting in greater losses.

The Portfolios hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Portfolios’ ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted securities are offen illiquid and may not be actively traded. Sale of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Portfolios could be material. A Portfolio may incur additional expenses to the extent it is required to seek recovery upon a portfolio security’s default in the payment of principal or interest. In any bankruptcy proceeding relating to a defaulted investment, a Portfolio may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.

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Notes to Financial Statements

AllianzGI Managed Accounts Trust

October 31, 2013

2. Principal Risks (continued)

The Portfolios are party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivatives and foreign exchange contracts entered into by the Portfolios and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Portfolios.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Portfolios and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The Portfolios are also a party to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolios’ overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Certain Portfolios had security transactions outstanding with Lehman Brothers entities as counterparty at the time the relevant Lehman Brothers entities filed for bankruptcy protection or were placed in administration. Series M’s security transactions associated with Lehman Brothers, Inc. (“SLH”) and Series R’s security transactions associated with Lehman Brothers International (Europe) (“LBI”) as counterparties were written down to their estimated recoverable values. Adjustments to anticipated losses for security and derivative transactions associated with Lehman Brothers have been incorporated as net realized gain (loss) on the Statements of Operations of the applicable Portfolios. In December 2012, Series R received $2,464 from LBI. The remaining balances due from (Series M) and due to (Series C) SLH are included in receivable from/payable to broker on the Statements of Assets and Liabilities of the applicable Portfolios. The estimated recoverable value of the receivables is determined by independent broker quotes.

3. Financial Derivative Instruments

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges,” and those that do not qualify for such accounting. Although the Portfolios at times use derivatives for hedging purposes, the Portfolios reflect derivatives at fair value and recognize changes in fair value through the Portfolios’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

(a) Futures Contracts

The Portfolios use futures contracts to manage their exposure to the securities markets or the

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October 31, 2013

3. Financial Derivative Instruments (continued)

movements in interest rates and currency values. A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Portfolios are required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Portfolios agree to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Portfolios as unrealized appreciation or depreciation. When the contracts are closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves various risks, including the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and underlying hedging assets, and possible inability or unwillingness of counterparties to meet the terms of their contracts.

(b) Option Transactions

The Portfolios purchase put and call options on securities and indices for hedging purposes, risk management purposes or otherwise as part of their investment strategies. The risks associated with purchasing an option include the risk that the Portfolios pay a premium whether or not the option is exercised. Additionally, the Portfolios bear the risk of loss of premiums and changes in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

The Portfolios may write (sell) put and call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of their investment strategies. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the option written. These liabilities, if any, are reflected as options written in the Portfolios’ Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Portfolios bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Portfolios purchasing a security at a price different from its current market value.

(c) Swap Agreements

Swap agreements are bilaterally negotiated agreements between the Portfolios and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market or event-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a

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Notes to Financial Statements

AllianzGI Managed Accounts Trust

October 31, 2013

3. Financial Derivative Instruments (continued)

multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolios may enter into credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements in order to, among other things, manage their exposure to credit, currency and interest rate risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

OTC swap payments received or made at the beginning of the measurement period, if any, are reflected as such on the Portfolios’ Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Portfolios’ Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Portfolios’ Statements of Operations. Net periodic payments received or paid by the Portfolios are included as part of realized gains or losses on the Portfolios’ Statements of Operations. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/depreciation on the Portfolios’ Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable, as applicable, for variation margin on centrally cleared swaps on the Portfolios’ Statements of Assets and Liabilities.

Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Portfolios’ Statements of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements – Credit default swap agreements involve one party (referred to as the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As the sellers of protection on credit default swap agreements, the Portfolios will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the sellers, the Portfolios would effectively add leverage to their investment portfolios because, in addition to their total net assets, the Portfolios would be subject to investment exposure on the notional amount of the swap.

If the Portfolios are sellers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the

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Notes to Financial Statements

AllianzGI Managed Accounts Trust

October 31, 2013

3. Financial Derivative Instruments (continued)

referenced index. If the Portfolios are buyers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolios use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolios own or have exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit events. Unlike credit default swaps on corporate or sovereign issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount of the swap agreement will be adjusted by corresponding amounts. The Portfolios use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high

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Notes to Financial Statements

AllianzGI Managed Accounts Trust

October 31, 2013

3. Financial Derivative Instruments (continued)

yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index, or in the case of a tranched index credit default swap, the credit event is settled based on the name’s weight in the index that falls within the tranche for which the Portfolios bear exposure. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolios use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedules of Investments, serve as an indicator of the current status of the payment/performance risk, and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolios as sellers of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of October 31, 2013 for which the Portfolios are sellers of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolios for the same referenced entity or entities.

Interest Rate Swap Agreements – Interest rate swap agreements involve the exchange by the Portfolios with a counterparty of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments, with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor

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Notes to Financial Statements

AllianzGI Managed Accounts Trust

October 31, 2013

3. Financial Derivative Instruments (continued)

or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

(d) Forward Foreign Currency Contracts

A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Portfolios enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Portfolios also enter into these contracts for purposes of increasing exposure to a foreign currency or shifting exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Portfolios’ Statements of Assets and Liabilities.

4. Investment Manager/Sub-Adviser/Administrator/Distributor

(a) Investment Manager/Sub-Adviser

The Investment Manager serves as manager of the Portfolios pursuant to an Investment Advisory Agreement with the Trust. Pursuant to a Portfolio Management Agreement between the Investment Manager and PIMCO, the Investment Manager employs PIMCO to serve as the Sub-Adviser and provide investment advisory services to the Portfolios. Neither the Investment Manager nor PIMCO receive investment management or other fees from the Portfolios or the Trust. The financial statements reflect the fact that no investment management fees or expenses are incurred by the Portfolios. It should be understood, however, that the Portfolios are an integral part of “wrap-fee” programs sponsored by investment advisers unaffiliated with the Portfolios, the Investment Manager or the Sub-Adviser. Typically, participants in these programs pay a “wrap fee” to their investment adviser. Although the Portfolios do not compensate the Investment Manager or Sub-Adviser directly for their services under the Investment Advisory Agreement or Portfolio Management Agreement, respectively, the Investment Manager and Sub-Adviser may benefit from their relationship with the sponsors of wrap fee programs for which the Trust is an investment option.

(b) Administrator

The Investment Manager also serves as administrator to the Portfolios pursuant to an administration agreement (“Administration Agreement”) with the Trust. The administrator’s responsibilities include providing or procuring certain administrative services to the Portfolios as well as arranging at its own expense for the provision of legal, audit, custody, transfer agency and other services

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Notes to Financial Statements

AllianzGI Managed Accounts Trust

October 31, 2013

4. Investment Manager/Sub-Adviser/Administrator/Distributor (continued)

required for the ordinary operation of the Portfolios, and is responsible for printing, trustees’ fees, and other expenses of the Portfolios. Under the Administration Agreement, the Investment Manager has agreed to provide or procure these services, and to bear the expenses associated with these services at no charge to the Portfolios.

(c) Distributor

Allianz Global Investors Distributors LLC (the “Distributor”), an affiliate of the Investment Manager, serves as the distributor of the Portfolios’ shares. Pursuant to a distribution agreement with the Trust, the Investment Manager, on behalf of the Portfolios, pays the Distributor.

5. Investments in Securities

For the year ended October 31, 2013, purchases and sales of investments, other than short-term securities were:

	U.S. Government Obligations		All Other
	Purchases	Sales	Purchases	Sales
Series C	$5,199,361,908	$4,081,389,620	$755,807,777	$1,374,880,990
Series M	19,959,786,690	19,685,343,000	506,401,905	1,826,221,201
Series R	377,362,014	514,622,217	55,391,762	143,311,701
Series TE	1,304,211	–	61,787,952	6,344,269

6. Income Tax Information

The tax character of dividends paid was:

	Year Ended October 31, 2013			Year Ended October 31, 2012
	Ordinary Income(1)	Long-Term Capital Gain	Tax Exempt	Ordinary Income(1)	Tax Exempt
Series C	$252,691,443	$28,713,093	–	$195,735,335	–
Series M	153,919,510	–	–	190,188,107	–
Series R	45,731,578	–	–	61,586,272	–
Series TE	32,736	–	$870,157	196	$24,074

(1)	Includes short-term capital gains, if any.

At October 31, 2013, the components of distributable earnings were:

	Ordinary Income	Long-Term Capital Gains	Tax Exempt Income	Capital Loss Carryforwards(2)
Series C	$87,794,768	$126,718,509	–	–
Series M	1,218,433	50,577,750	–	–
Series R	7,301,727	–	–	–
Series TE	–	–	$8	$96,242

(2)	Capital loss carryforwards available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be disbursed.

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Notes to Financial Statements

AllianzGI Managed Accounts Trust

October 31, 2013

6. Income Tax Information (continued)

Under the Regulated Investment Company Modernization Act of 2010, the Portfolios will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

At October 31, 2013, capital loss carryforward amounts were:

	No Expiration(3)
	Short-Term	Long-Term
Series TE	$80,624	$15,618

(3)	Carryforward amounts are subject to the provision of the Regulated Investment Company Modernization Act of 2010.

For the year ended October 31, 2013, the Portfolio had capital loss carryforwards which were utilized as follows:

Utilized
Series M	$60,648,302

For the year ended October 31, 2013, permanent “book-tax” adjustments were:

	Undistributed (Dividends in Excess of) Net Investment Income	Accumulated Net Realized Gain(Loss)	Net Unrealized Appreciation on Investment	Paid-in Capital
Series C (a)(b)(c)(d)(e)(f)(h)	$57,040,852	$(41,185,181)	$(15,855,666)	$(5)
Series M (a)(b)(c)(d)(e)(f)(h)	24,511,806	(23,156,217)	(1,355,585)	(4)
Series R (a)(b)(c)(d)(e)(f)(g)(h)(j)	2,834,098	(13,563,928)	10,729,830	–
Series TE (i)	8	–	–	(8)

These permanent “book-tax” differences were primarily attributable to:

(a)	Differing treatment of swap payments

(b)	Reclassification of gains and losses from foreign currency transactions.

(c)	Reclassification of gains and losses on paydowns.

(d)	Reclassification of gains and losses on 988 futures transactions.

(e)	Amortization of upfront payments on 988 swaps.

(f)	Sale buy back adjustments.

(g)	Disallowed deflation adjustments on Treasury Inflation Protected (TIPS) securities.

(h)	Reclassification of FX on sale of bonds-bifurcation.

(i)	Nondeductible Excise Tax paid.

(j)	Dividend redesignation.

Net investment income, net realized gains or losses and net assets were not affected by these adjustments.

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Notes to Financial Statements

AllianzGI Managed Accounts Trust

October 31, 2013

6. Income Tax Information (continued)

At October 31, 2013, the aggregate cost basis and the net unrealized appreciation (depreciation) of investments (before options written and securities sold short) for federal income tax purposes were:

	Federal Tax Cost Basis (4)	Unrealized Appreciation	Unrealized Deprecation	Net Unrealized Appreciation (Depreciation)
Series C	$3,964,012,194	$203,353,458	$69,849,675	$133,503,783

Series M	3,789,419,477	147,668,865	31,115,982	116,552,883

Series R	531,449,230	5,280,865	26,005,403	(20,724,538)

Series TE	66,196,236	366,500	2,058,447	(1,691,947)

(4)	Differences, if any, between book and tax cost basis are primarily attributable to wash sale loss deferrals and sale - buyback adjustments.

7. Subsequent Events

In preparing these financial statements, the Portfolios’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On December 20, 2013, the following dividends were declared to shareholders payable December 20, 2013 to shareholders of record on December 19, 2013.

	Income	Short-Term Capital Gains	Long-Term Capital Gains
Series C	$0.036152	$0.319215	$0.153400

Series M	0.005600	N/A	0.184568

Series R	N/A	0.253555	N/A

Series TE	0.004365	N/A	N/A

There were no other subsequent events identified that require recognition or disclosure.

10.31.13	| AllianzGl Managed Accounts Trust Annual Report	105

Report of Independent Registered Public Accounting Firm

AllianzGI Managed Accounts Trust

To the Shareholders and Board of Trustees of

AllianzGI Managed Accounts Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets and cash flows (for Fixed Income SHares: Series R Portfolio only) and the financial highlights present fairly, in all material respects, the financial position of Fixed Income SHares: Series C, Fixed Income SHares: Series M, Fixed Income SHares: Series R and Fixed Income SHares: Series TE (constituting AllianzGI Managed Accounts Trust, hereafter referred to as the “Portfolios”) at October 31, 2013, the results of each of their operations and cash flows (for Fixed Income SHares: Series R Portfolio only) for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian, agent banks and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

December 23, 2013

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Federal Income Tax Information (unaudited)

AllianzGI Managed Accounts Trust

As required by the Internal Revenue Code, shareholders must be notified regarding certain tax attributes of distributions made by each Portfolio.

During the year ended October 31, 2013, the following Portfolio distributed long-term capital gains in the amounts indicated (or the maximum amount allowable):

15% Long-Term Capital Gain
Series C	$28,713,093

For the year ended October 31, 2013, the Series TE designates 96.37% of the ordinary income dividends (or such greater percentages that constitute the maximum amount allowable pursuant to code sections 103(a) and 852(b)(5), as exempt-interest dividends which are exempt from federal income tax other than the alternative minimum tax.

Since the Portfolios’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2013. In January 2014, shareholders will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received during calendar year 2013. The amount that will be reported will be the amount to use on the shareholder’s 2013 federal income tax return and may differ from the amount which must be reported in connection with the Portfolios’ tax year ended October 31, 2013. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Portfolios.

10.31.13	| AllianzGl Managed Accounts Trust Annual Report	107

Matters Relating to the Trustees ’ Consideration of the Investment Advisory & Portfolio Management Agreements

AllianzGI Managed Accounts Trust (unaudited)

The Investment Company Act of 1940, as amended, requires that both the full Board of Trustees (the “Trustees”) and a majority of the non-interested (“Independent”) Trustees, voting separately, approve the Trust’s Investment Advisory Agreement (the “Advisory Agreement”) with the Investment Manager, the Portfolio Management Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) between the Investment Manager and PIMCO, with respect to Fixed Income SHares: Series C, Fixed Income SHares: Series M, Fixed Income SHares: Series R and Fixed Income SHares: Series TE, (collectively, the “FISH Portfolios”) of the Trust. The Trustees met on June 25, 2013 (the “contract review meeting”) for the specific purpose of considering whether to approve the continuation of the Agreements. The Independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management during the contract review meeting.

Based on their evaluation of factors that they deemed to be material, including those factors described below, the Board of Trustees, including a majority of the Independent Trustees, concluded that the continuation of the Agreements should be approved with respect to the Portfolios for a one-year period commencing July 1, 2013.

In connection with their deliberations regarding the continuation of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The Trustees considered the nature, quality, and extent of the various investment management and other services performed by AGIFM and PIMCO under the Agreements.

The Independent Trustees also met on June 18, 2013 with independent legal counsel, without management present, prior to the Meeting, to discuss the information provided by AGIFM in response to a written request from independent legal counsel on behalf of the Independent Trustees as well as their responsibilities in connection with the consideration of the Agreements.

It was noted that, in connection with the Meeting, the Trustees received and relied upon materials provided by AGIFM, which included, among other items: (i) information regarding the investment performance and management fees for other funds and accounts managed by PIMCO, including institutional and separate accounts, if available, with strategies that have similarities (but are not substantially similar) to those of the Portfolios, (ii) the estimated profitability to AGIFM and its affiliates from their relationship with the Portfolios for the one-year period ended December 31, 2012, (iii) descriptions of various functions performed by the Investment Manager, its affiliates and PIMCO for the Portfolios, such as portfolio management, compliance monitoring and portfolio trading practices, and (iv) information regarding the overall organization of AGIFM and PIMCO, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Portfolios.

The Trustees’ conclusions as to the continuation of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in their deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors.

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Matters Relating to the Trustees ’ Consideration of the Investment Advisory & Portfolio Management Agreements

AllianzGI Managed Accounts Trust (unaudited) (continued)

In addition, it was noted that the Trustees considered matters bearing on the Portfolios and their advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.

As part of their review, the Trustees examined AGIFM’s and PIMCO’s abilities to provide high quality investment management and other services to the Portfolios. Among other information, the Trustees considered information relating to personnel providing services under the applicable Agreement, including information concerning the education and experience of the personnel providing services to the Portfolios and the investment professionals managing the Portfolios. The Trustees evaluated the level of skill required to manage the Portfolios and concluded that the human resources devoted by AGIFM and PIMCO to the Portfolios were appropriate to fulfill effectively the duties of AGIFM and PIMCO under the applicable Agreement. The Trustees also considered the business reputations of AGIFM and PIMCO, their significant financial resources, AGIFM’s and PIMCO’s experience in managing the Portfolios, including their professional liability insurance coverage, and AGIFM’s and PIMCO’s assets under management, and concluded that they would be able to meet any reasonably foreseeable obligations under the applicable Agreements.

The Trustees received information concerning the investment philosophy, investment process, and research and decision-making process applied by AGIFM and PIMCO in managing the Portfolios, as described in the Portfolios’ Prospectuses. The Trustees also considered PIMCO’s in-house research capabilities, including its ongoing forecasting of industry, sector and overall market movements, interest rates and the development of their ongoing outlook on the global economy, as well as other resources available to PIMCO’s personnel, including research services available to PIMCO as a result of securities transactions effected for the Trust and other investment advisory clients. The Trustees concluded that PIMCO’s investment process, research capabilities and philosophy, as overseen by AGIFM, continue to be well suited to the Portfolios, given each Portfolio’s investment objectives and policies.

The Trustees considered the scope of the services provided by the Investment Manager and PIMCO to the Portfolios under the Agreements relative to services provided by third parties to other mutual funds and relative to services provided by AGIFM and PIMCO to their other advisory clients. The Trustees noted that AGIFM’s and PIMCO’s required standard of care was comparable to that found in most mutual fund investment advisory agreements. The Trustees also considered the tools and procedures used to assure the Trust’s compliance with applicable regulations and policies, including the functions of its Chief Compliance Officer and the implementation of compliance policies and procedures. The Trustees concluded that the scope and quality of AGIFM’s and PIMCO’s services to the Portfolios, as described above, was consistent with the Trust’s operational requirements, including, in addition to the applicable investment objectives, compliance with the Portfolios investment restrictions, tax and reporting requirements and related shareholder services.

The Trustees also evaluated the procedures of AGIFM and PIMCO designed to fulfill their fiduciary duty to the Trust with respect to possible conflicts of interest, including their codes of ethics, the procedures by which AGIFM and PIMCO allocate trades among their various investment advisory clients and the integrity of the systems in place to ensure compliance with the foregoing. The Trustees also reviewed information concerning standards of AGIFM and PIMCO with respect to the execution of the

10.31.13	| AllianzGl Managed Accounts Trust Annual Report	109

Matters Relating to the Trustees ’ Consideration of the Investment Advisory & Portfolio Management Agreements

AllianzGI Managed Accounts Trust (unaudited) (continued)

Portfolios’ transactions. The information considered by the Trustees included information regarding the Investment Manager and PIMCO, their personnel, policies and practices included in each of their respective Forms ADV.

The Trustees also considered the performance of the Portfolios as compared to the performance of other mutual funds and accounts managed by PIMCO, including composites of such mutual funds and accounts. The Trustees noted that the Portfolios do not have investment objectives or strategies that align closely with any particular account or fund managed by PIMCO, but that management had provided information for various mutual funds and other accounts managed by PIMCO with strategies that have similarities (but are not substantially similar) to those of the Portfolios. In the course of their deliberations, the Trustees took into account information provided by AGIFM at the contract review meeting, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding each Portfolio’s performance.

The Trustees also gave substantial consideration to the fact that, with respect to the Portfolios, no fees are payable to AGIFM or PIMCO under either the Advisory Agreement or the Sub-Advisory Agreement. The Trustees did consider, however, the amounts paid by the sponsors of the “wrap” programs to PIMCO and/or other AGIFM affiliates with respect to the Trust, as well as the fees “imputed” to AGIFM and PIMCO, for purposes of arriving at an estimate of profitability arising from AGIFM’s and its affiliates’ relationships with the Portfolios. The Trustees determined that such profitability did not appear to be excessive. Because the Portfolios do not pay fees directly, the Trustees did not consider the extent to which economies of scale would be realized due to potential growth of assets in the Portfolios or whether fee and expense levels reflect economies of scale for the Portfolios’ shareholders.

The Trustees considered the fact that AGIFM, PIMCO and their affiliates may benefit from their relationships with the sponsors of wrap programs for which the Portfolios are an investment option. They noted such benefits include the receipt by their affiliates of fees paid by the sponsor of the wrap program based on assets under management of the wrap program. The Trustees also took into account other so-called “fallout benefits” to AGIFM and PIMCO, such as reputational value derived from serving as investment adviser and the fact that AGIFM and/or PIMCO receive services from brokers who execute portfolio transactions for the Portfolios.

After reviewing these and other factors described herein, including that no fees are payable under the Agreements, the Trustees concluded with respect to each Portfolio, within the context of their overall conclusions regarding the Agreements and based on the information provided and related representations made by management, that they were satisfied with AGIFM’s and PIMCO’s responses and efforts relating to the investment performance of each Portfolio. Based on their evaluation of factors that they deemed to be material, including those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the nature, extent and quality of the services being provided by the Investment Manager and PIMCO to the Portfolios are reasonable, and that the continuation of the Agreements was in the interests of each Portfolio and its shareholders, and should be approved.

Based on the foregoing, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, to continue to engage the Investment Manager and Sub-Adviser to serve as investment advisers for the Portfolios under each of the applicable Agreements.

110	AllianzGl Managed Accounts Trust Annual Report	| 10.31.13

Privacy Policy

AllianzGI Managed Accounts Trust (unaudited)

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with shareholders and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former shareholders’ personal information. To ensure our shareholders’ privacy, we have developed policies that are designed to protect this confidentiality, while allowing shareholders’ needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, we may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by shareholders or gathered by us to non-affiliated third parties, except as required for our everyday business purposes, such as to process transactions or service a shareholder’s account, or as otherwise permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, and gathering shareholder proxies. We may also retain non-affiliated financial services providers, such as broker-dealers, to market our shares or products and we may enter into joint-marketing arrangements with them and other financial companies. We may also retain marketing and research service firms to conduct research on shareholder satisfaction. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. We may also provide a shareholder’s personal and account information to their respective brokerage or financial advisory firm, Custodian, and/or to their financial advisor or consultant.

Sharing Information with Third Parties

We reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, we may disclose information about a shareholder or shareholder’s accounts to a non-affiliated third party only if we receive a shareholder’s written request or consent.

Sharing Information with Affiliates

We may share shareholder information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a shareholder’s account, but our affiliates may not use this information to market products and services to you except in conformance with applicable laws or regulations. The information we share includes information about our experiences and transactions with a shareholder and may include, for example, a shareholder’s participation in one of the Portfolios or in other investment programs, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also

10.31.13	| AllianzGl Managed Accounts Trust Annual Report	111

Privacy Policy

AllianzGI Managed Accounts Trust (unaudited) (continued)

implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In addition, we have physical, electronic and procedural safeguards in place to guard a shareholder’s non-public personal information.

Disposal of Confidential Records

We will dispose of records, if any, that are knowingly derived from data received from a consumer reporting agency regarding a shareholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer reporting agencies.

112	AllianzGl Managed Accounts Trust Annual Report	| 10.31.13

Board of Trustees (unaudited)

AllianzGI Managed Accounts Trust

Name, Address* and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director/ Nominee	Other Directorships Held by Director/ Nominee During the Past 5 Years
Independent Directors/Nominees
Hans W. Kertess Year of birth: 1939	Trustee Chairman of the Board	Since 2005	President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.	64	None
Deborah A. DeCotis Year of birth: 1952	Trustee	Since 2011	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Co-Chair Special Projects Committee, Memorial Sloan Kettering (since 2005); Board Member and Member of the Investment and Finance Committees, Henry Street Settlement (since 2007); Trustee, Stanford University (since 2010). Formerly, Director, Helena Rubenstein Foundation (1997-2012); and Advisory Council, Stanford Business School (2002-2008).	64	None
Bradford K. Gallagher Year of birth: 1944	Trustee	Since 2010	Retired. Chairman and Trustee, Atlantic Maritime Heritage Foundation (since 2007); Chairman and Trustee, The Common Fund (since 2005); Founder, Spyglass Investments LLC, a private investment vehicle (since 2001); and Founder, President and CEO, Cypress Holding Company and Cypress Tree Investment Management Company (since 1995). Formerly, Partner, New Technology Ventures Capital Management LLC, a venture capital fund (2011-2013).	64	Formerly, Chairman and Trustee of Grail Advisors ETF Trust (2009-2010) and Trustee of Nicholas-Applegate Institutional Funds (2007-2010)
James A. Jacobson Year of birth: 1945	Trustee	Since 2009	Retired. Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange.	64	Trustee, Alpine Mutual Funds Complex consisting of 17 funds

10.31.13	| AllianzGl Managed Accounts Trust Annual Report	113

Board of Trustees (unaudited) (continued)

AllianzGI Managed Accounts Trust

Name, Address* and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director/ Nominee	Other Directorships Held by Director/ Nominee During the Past 5 Years
William B. Ogden, IV Year of birth: 1945	Trustee	Since 2006	Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	64	None
Alan Rappaport Year of birth: 1953	Trustee	Since 2010	Advisory Director (since 2012), formerly, Vice Chairman, Roundtable Investment Partners (since 2009); Chairman (formerly President), Private Bank of Bank of America; Vice Chairman, US Trust (2001-2008); Adjunct Professor, New York University Stern School of Business (since 2013); Trustee, American Museum of Natural History (since 2005) and Trustee, NYU Langone Medical Center (since 2007).	64	None
Interested Director/Nominee
John C. Maney † 680 Newport Center Drive, Suite 250, Newport Beach, CA 92660 Year of birth: 1959	Trustee	Since 2006	Member of the Management Board and a Managing Director of Allianz Global Investors Fund Management LLC; Managing Director of Allianz Asset Management of America L.P. (since January 2005) and a member of the Management Board and Chief Operating Officer of Allianz Asset Management of America L.P. (since November 2006).	84	None

†	Mr. Maney is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his affiliation with Allianz Asset Management of America L.P. and its affiliates.

114	AllianzGl Managed Accounts Trust Annual Report	| 10.31.13

Fund Officers (unaudited)

AllianzGI Managed Accounts Trust

Name, Address and Year of Birth, Position(s) Held with the Fund	Principal Occupation(s) During the Past 5 Years
Brian S. Shlissel Year of birth: 1964 President & Chief Executive Officer since 2004	Management Board, Managing Director and Head of Mutual Fund Services of Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 29 funds in the Fund Complex and of The Korea Fund, Inc.; and President of 55 funds in the Fund Complex. Formerly, Treasurer, Principal Financial and Accounting Officer of 50 funds in the Fund Complex (2005-2010).
Lawrence G. Altadonna Year of birth: 1966 Treasurer, Principal Financial and Accounting Officer since 2004	Director, Director of Fund Administration of Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 84 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Assistant Treasurer of 50 funds in the Fund Complex (2005-2010).
Thomas J. Fuccillo Year of birth: 1968 Vice President, Secretary and Chief Legal Officer since 2004	Managing Director, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC and Allianz Global Investors Distributors LLC; Managing Director and Chief Regulatory Counsel of Allianz Global Investors U.S. Holdings LLC; Vice President, Secretary and Chief Legal Officer of 84 funds in the Fund Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc.
Thomas L. Harter, CFA Year of birth: 1975 Chief Compliance Officer since 2013	Director of Allianz Global Investors U.S. Holdings LLC; and Chief Compliance Officer of 82 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Vice President and Compliance Manager (2005-2012).
Lagan Srivastava Year of birth: 1977 Assistant Secretary since 2006	Vice President of Allianz Global Investors U.S. Holdings LLC; Assistant Secretary of 84 funds in the Fund Complex and of The Korea Fund, Inc.
Scott Whisten Year of birth: 1971 Assistant Treasurer since 2007	Director of Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 84 funds in the Fund Complex.
Richard J. Cochran Year of birth: 1961 Assistant Treasurer since 2008	Vice President of Allianz Global Investors Fund Management LLC; Assistant Treasurer of 84 funds in the Fund Complex and of The Korea Fund, Inc.
Orhan Dzemaili Year of birth: 1974 Assistant Treasurer since 2011	Vice President of Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 84 funds in the Fund Complex.

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

10.31.13	| AllianzGl Managed Accounts Trust Annual Report	115

Trustees

Hans W. Kertess

Chairman of the Board of Trustees

Deborah A. DeCotis

Bradford K. Gallagher

James A. Jacobson

John C. Maney

William B. Ogden, IV

Alan Rappaport

Fund Officers

Brian S. Shlissel

President & Chief Executive Officer

Lawrence G. Altadonna

Treasurer, Principal Financial & Accounting Officer

Thomas J. Fuccillo

Vice President, Secretary & Chief Legal Officer

Scott Whisten

Assistant Treasurer

Richard J. Cochran

Assistant Treasurer

Orhan Dzemaili

Assistant Treasurer

Thomas L. Harter

Chief Compliance Officer

Lagan Srivastava

Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC

1633 Broadway

New York, NY 10019

Sub-Adviser

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

Allianz Global Investors Distributors LLC

1633 Broadway

New York, NY 10019

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar

Boston Financial Data Services-Midwest

330 West 9th Street

Kansas City, MO 64105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut, Suite 1300

Kansas City, MO 64106

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of AllianzGI Managed Accounts Trust for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Portfolios or any securities mentioned in this report.

The Portfolios file their complete schedules of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of their fiscal year on Form N-Q. The Portfolios’ Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

us.allianzgi.com

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©2013 Allianz Global Investors Distributors U.S. LLC

AGI-2013-11-07-8188

ITEM 2. CODE OF ETHICS

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-926-4456. The code of ethics are included as an Exhibit 99.CODE ETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Mr. James A. Jacobson, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)	Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $217,815 in 2012 and $224,350 in 2013.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $0 in 2012 and $0 in 2013.

c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $52,850 in 2012 and $54,440 in 2013. These services consisted of review or preparation of U.S. federal, state, local, excise tax returns, and calculation of excise tax distributions.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)	1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

AllianzGI Managed Accounts Trust (The “Trust”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Trust’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Trust’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided,

the fees to be charged in connection with the services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE TRUST

On an annual basis, the Trust’s Committee will review and pre-approve the scope of the audits of the Funds and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Trust’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Trust will also require the separate written pre-approval of the President of the Trust, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Trust financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Trust’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Trust merger support services

Other attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Trust’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Tax authority examination services

Tax appeals support services

Accounting methods studies

Trust merger support service

Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Trust’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Trust

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC or any other investment manager to the Trust (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Trust (including affiliated sub-advisers to the Trust), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Trust (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting. Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Trust’s independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Trust or Accounting Affiliates, the pre-approval requirement is waived if:

(1)	The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Trust, five percent (5%) of the total amount of revenues paid by the Trust to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Trust’s independent accountant by the Trust and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Trust at the time of the engagement for such services to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)	Not applicable

g)	Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2012 Reporting Period was $6,994,441 and the 2013 Reporting Period was $7,490,693.

h)	Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

Disclosure not required for open-end investment management companies.

ITEM 6. INVESTMENTS

(a) The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end investment management companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end investment management companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

Disclosure not required for open-end investment management companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a)	(1) Exhibit 99.CODE ETH — Code of Ethics

(a)	(2) Exhibit 99 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a)	(3) Not applicable

(b)	Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AllianzGI Managed Accounts Trust

By:	/s/ Brian S. Shlissel
Brian S. Shlissel, President and Chief Executive Officer

Date: January 7, 2014

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: January 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S, Shlissel, President and Chief Executive Officer

Date: January 7, 2014

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial &
Accounting Officer

Date: January 7, 2014